This prospectus sets forth concisely the information about Scudder Capital Growth Fund, a series of Scudder Equity Trust, an open-end management investment company, that a prospective investor should know before investing. Please retain it for future reference.

If you require more detailed information, a combined Statement of Additional Information dated February 1, 1996, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statement, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Contents--see page 4.





Scudder
Capital Growth
Fund


Prospectus

February 1, 1996





A pure no-load(TM) (no sales charges) mutual fund which seeks to maximize long-term capital growth.

Expense information
-------------------

How to compare a Scudder pure no-load(TM) fund

This information is designed to help you understand the various costs and expenses of investing in Scudder Capital Growth Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1)   Shareholder  transaction  expenses:   Expenses  charged  directly  to  your
     individual account in the Fund for various transactions.

     Sales commissions to purchase shares (sales load)               NONE
     Commissions to reinvest dividends                               NONE
     Redemption fees                                                 NONE*
     Fees to exchange shares                                         NONE


2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended September 30, 1995.

     Investment management fee                                       0.67%
     12b-1 fees                                                      NONE
     Other expenses                                                  0.31%
                                                                     -----
     Total Fund operating expenses                                   0.98%
                                                                     =====

Example

Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)

     1 Year         3 Years        5 Years          10 Years
     ------         -------        -------          --------
      $10             $31           $54               $120

See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

Financial highlights
--------------------


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.

If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated September 30, 1995 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                        Years Ended September 30,
                                  -------------------------------------------------------------------------------------------------
                                   1995      1994     1993(b)    1992      1991      1990      1989      1988      1987      1986
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
   beginning of period . . . . .  $19.54    $23.06    $19.12    $19.30    $14.77    $22.30    $16.10    $20.41    $17.17    $15.35
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from investment
   operations:

      Net investment
        income (loss)  . . . . .     .13      (.02)      .06       .12       .20       .30(a)    .21       .09       .16       .26

      Net realized and
        unrealized gain (loss)
        on investment
        transactions . . . . . .    3.98      (.88)     5.23       .90      6.05     (6.22)     6.61     (1.82)     5.77      3.67
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
      Total from investment
        operations . . . . . . .    4.11      (.90)     5.29      1.02      6.25     (5.92)     6.82     (1.73)     5.93      3.93
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Less distributions from:

      Net investment
        income . . . . . . . . .     --        --       (.10)     (.22)     (.37)     (.16)     (.07)     (.20)     (.23)     (.23)

      Net realized gains
        on investment
        transactions . . . . . .    (.73)    (2.62)    (1.25)     (.98)    (1.35)    (1.45)     (.55)    (2.38)    (2.46)    (1.88)
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total distributions. . . . . . .    (.73)    (2.62)    (1.35)    (1.20)    (1.72)    (1.61)     (.62)    (2.58)    (2.69)    (2.11)
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
   end of period . . . . . . . .  $22.92    $19.54    $23.06    $19.12    $19.30    $14.77    $22.30    $16.10    $20.41    $17.17
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total Return (%) . . . . . . . .   21.96     (4.72)    28.83      5.61     45.85    (28.20)    44.05     (5.61)    39.03     28.46

Ratios and
Supplemental Data

Net assets, end of
   period ($ millions) . . . . .   1,492     1,338     1,387     1,054     1,058       712     1,013       491       583       414

Ratio of operating
   expenses to average
   net assets (%). . . . . . . .     .98       .97       .96       .98      1.04       .94       .88       .95       .88       .84

Ratio of net
   investment income
   (loss) to average
   net assets (%). . . . . . . .     .62      (.12)      .22       .57      1.24      1.56      1.22       .63       .86      1.50

Portfolio turnover
   rate (%). . . . . . . . . . .   153.6      75.8      92.2      92.4      93.2      87.9      55.7      48.5      58.2      55.8

(a)  Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.
(b)  Effective October 1, 1992, the Fund discontinued using equalization accounting.


A message from Scudder's chairman
---------------------------------


Scudder, Stevens & Clark, Inc., investment adviser to the Scudder Family of Funds, was founded in 1919. We offered America's first no-load mutual fund in 1928. Today, we manage in excess of $100 billion for many private accounts and over 50 mutual fund portfolios. We manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and nine closed-end funds that invest in countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to all shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Funds Centers.

All Scudder mutual funds are pure no-load(TM). This means you pay no commissions to purchase or redeem your shares or to exchange from one fund to another. There are no "12b-1" fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.

                                             /s/Daniel Pierce


Scudder Capital Growth Fund
---------------------------

Investment objective

*    to maximize long-term capital growth

Investment characteristics

*    a broad and flexible investment program emphasizing common stocks

*    above-average capital growth potential

*    the possibility for above-average stock market risk

*    daily liquidity at current net asset value


Contents
--------


Investment objective and policies ...........     5
Why invest in the Fund? .....................     5
Investment results ..........................     6
Additional information about policies
   and investments ..........................     7
Distribution and performance information ....    10
Fund organization ...........................    10
Transaction information .....................    11
Purchases ...................................    12
Exchanges and redemptions ...................    13
Shareholder benefits ........................    17
Trustees and Officers .......................    20
Investment products and services ............    21
How to contact Scudder ......................    22

Investment objective and policies
---------------------------------

Scudder Capital Growth Fund (the "Fund"), a diversified series of Scudder Equity Trust, seeks to maximize long-term capital growth through a broad and flexible investment program. The Fund invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. Additionally, the Fund may invest in debt securities, repurchase agreements, convertible securities, and may engage in strategic transactions as described under "Investment restrictions."

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. Shareholders will receive written notice of any changes in the Fund's objective. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

Investments

The Fund is free to invest in a wide range of marketable securities which the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), believes offer the potential for long-term, above-average growth. This makes the Fund different from growth funds with more specialized investment policies.

The Fund's investment flexibility enables it to pursue investment value in all sectors of the stock market, including:

* companies that generate or apply new technologies, new and improved distribution techniques or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;

* companies that own or develop natural resources, such as energy exploration companies;

* companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunications companies;

* foreign companies, including those in countries with more rapid economic growth than the U.S.;

* companies whose earnings growth is projected at a pace well in excess of the average (growth companies); and

* companies whose earnings are temporarily depressed and are currently out of favor with most investors.


Why invest in the Fund?
-----------------------

The expansion of the U.S. and world economies and ongoing technological development continuously create new investment opportunities. Through its investments in common stocks, the Fund gives investors the chance to participate in these opportunities and the potential they offer to maximize long-term capital growth.

In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise.

Market misconceptions, temporary bad news, and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These "undervalued" securities can provide the opportunity for above-average market performance.

In addition, the Fund offers all the benefits of the Scudder Family of Funds. Scudder, Stevens & Clark, Inc. manages a diverse family of pure no-load(TM) funds and provides a wide range of services to help investors meet their investment needs. Please refer to "Investment products and services" for additional information.

Investment results
------------------

 -------------------------------------------------------------------------------------------------------------------------
 The Fund is designed  for  long-term  investors  who can accept stock  market  risk.  The value of the Fund's  portfolio securities fluctuates with market and economic conditions,  causing returns and principal value to fluctuate.  Depending upon when shares are sold, their value may be higher or lower than when purchased.  In return for accepting stock market risk, there may be a greater return on investment than from a money market or income fund.
 -------------------------------------------------------------------------------------------------------------------------

 Annual capital changes*                                                                        Standard & Poor's
                                  Scudder Capital Growth Fund                                    500 Stock Index
                   -----------------------------------------------------------------     ---------------------------------
                     Net Asset                      Capital Gains        Capital              Price           Capital
   September 30,     Value/Share     Dividends      Distributions        Change               Level           Change
   -------------     -----------     ---------      -------------        ------               -----           ------

       1985            $15.35            --             --                 --                  182              --
       1986             17.17         $0.23            $1.88            +26.7%                 231           +26.9%
       1987             20.41          0.23             2.46            + 37.3                 322           + 39.4
       1988             16.10          0.20             2.38            -  6.8                 272           - 15.5
       1989             22.30          0.07             0.55            + 43.4                 349           + 28.3
       1990             14.77          0.16             1.45            - 28.8                 306           - 12.3
       1991             19.30          0.37             1.35            + 42.6                 388           + 26.7
       1992            19.12           0.22             0.98            +  4.4                 418           +  7.7
       1993             23.06          0.10             1.25            + 28.2                 459           +  9.8
       1994             19.54            --             2.62            -  4.7                 463           +  0.9
       1995             22.92            --             0.73            + 22.0                 584           + 26.3
 -------------------------------------------------------------------------------------------------------------------------

 Growth of a $10,000 investment
                                                                                                Standard & Poor's
                                  Scudder Capital Growth Fund                                    500 Stock Index
                   -----------------------------------------------------------------     ---------------------------------
                                                    Total Return                                    Total Return
                                               -----------------------                        -----------------------
       Years Ended         Value of Initial                    Average    Value of Initial                     Average
    September 30, 1995    $10,000 Investment   Cumulative      Annual    $10,000 Investment   Cumulative       Annual
    ------------------    ------------------   ----------      ------    ------------------   ----------       ------
    One Year                  $  12,196         + 21.96%       +21.96%      $  12,975          + 29.75%       +29.75%
    Five Years                   23,060         + 130.60       +18.19          22,143          + 121.43       +17.22
    Ten Years                    40,205         + 302.05       +14.93          44,259          + 342.59       +16.03


 All total return calculations assume that income dividends and capital gains distributions, if any, were reinvested.
 The  performance of Scudder Capital Growth Fund is compared with that of Standard & Poor's 500 Stock Index, an unmanaged index of 500 industrial,  transportation,  utility and financial  companies,  widely regarded as  representative  of the equity  market in general.  The  Standard & Poor's 500 Stock Index does not take into  account the  brokerage  and other transaction  costs  investors  incur when investing  directly in stocks on the index.  The Fund's  performance  reflects actual investment experience, net of all operating expenses, which are paid from the Fund's gross investment income.

 *For definition of "capital change" please see "Distribution and performance information."

 Performance figures are historical and are not intended to indicate future investment performance.
 -------------------------------------------------------------------------------------------------------------------------

Additional information about policies and investments
-----------------------------------------------------

Investment restrictions

The Fund has adopted certain fundamental policies which may not be changed without a vote of shareholders and which are designed to reduce the Fund's investment risk.

The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and may not make loans except through the lending of portfolio securities, the purchase of debt securities or through repurchase agreements.

As a matter of nonfundamental policy, the Fund may not invest more than 10% of its total assets, in the aggregate, in securities which are not readily marketable, in restricted securities and repurchase agreements maturing in more than seven days. The Fund may invest:

1) for temporary defensive purposes, in debt securities and short term indebtedness as market or economic conditions may warrant, and

2) up to 20% of its net assets in debt securities when management anticipates that the capital appreciation on debt securities is likely to equal or exceed the capital appreciation on common stocks over a selected time, such as during periods of unusually high interest rates. As interest rates fall, the prices of debt securities tend to rise.

A complete description of these and other policies and restrictions is contained under "Investment Restrictions" in the Fund's combined Statement of Additional Information.

Debt securities

The Fund may purchase investment-grade debt securities, which are those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A or BBB by Standard & Poor's ("S&P") or, if unrated, of equivalent quality as determined by the Adviser. The Fund may also purchase debt securities which are rated below investment-grade. (See "Risk factors.")

Repurchase agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase them at a specified time and price.

Convertible securities

The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.

Prior to their conversion, convertible securities may have characteristics similar to nonconvertible securities of the same type.

Foreign securities

In addition to investments in companies domiciled in the U.S., the Fund may invest in listed and unlisted foreign securities that meet the same criteria as the Fund's domestic holdings. The Fund may invest in foreign securities when the anticipated performance of foreign securities is believed by the Adviser to offer more potential than domestic alternatives in keeping with the investment objective of the Fund.

Strategic Transactions and derivatives

The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and

--------------------------------------------------------------

are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.

Portfolio turnover

Recent economic and market conditions have necessitated more active trading, resulting in a higher portfolio turnover rate for the Fund. A higher rate involves greater transaction costs to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

Risk factors

The Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that the Fund may use from time to time.

Debt securities. The Fund may invest in bonds rated Baa or BBB. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. The Fund may also invest up to 20% of its net assets in debt securities which are rated below investment- grade, or of equivalent quality as determined by the Adviser (commonly referred to as "junk bonds"). The lower the ratings of such debt securities, the greater their risks render them like equity securities. The Fund will invest no more than 10% of its net assets in securities rated B or lower by Moody's or S&P, but may invest in securities rated C by Moody's or D by S&P, which may be in default with respect to payment of principal or interest. Also, longer maturity bonds tend to fluctuate more in price as interest rates change than do short-term bonds, providing both opportunity and risk.

Repurchase agreements. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings of the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs, including a decline in value of the securities, before being able to sell the securities.

Convertible securities. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

Illiquid investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time- consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Foreign securities. Investments in foreign securities involve special considerations, due to more limited information, higher brokerage costs and different accounting standards. They may also entail certain risks, such as possible imposition of dividend or interest withholding or confiscatory taxes, possible currency blockages or transfer restrictions, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Foreign securities may be less liquid and more volatile than comparable domestic securities, and there is less government regulation of stock exchanges, brokers, listed companies and banks than in the U.S. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

Strategic Transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's combined Statement of Additional Information.

Distribution and performance information
----------------------------------------

Dividends and capital gains distributions

The Fund intends to distribute any dividends from its net investment income and any net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of federal excise tax, although an additional distribution may be made if required, at a later date. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of dividends from net investment income may qualify for the dividends-received deduction for corporations.

The Fund sends detailed tax information about the amount and type of its distributions to shareholders by January 31 of the following year.

Performance information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. "Total return" is the change in value of an investment in the Fund for a specified period. The "average annual total return" of the Fund is the average annual compound rate of return of an investment in the Fund assuming the investment has been held for one year, five years and ten years as of a stated ending date. "Cumulative total return" represents the cumulative change in value of an investment in the Fund for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. "Capital change" measures return from capital, including reinvestment of any capital gains distributions but does not include the reinvestment of dividends. Performance will vary based upon, among other things, changes in market conditions and the level of the Fund's expenses.


Fund organization
-----------------

Scudder Capital Growth Fund is a diversified series of Scudder Equity Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust's predecessor was organized as a Delaware corporation in May 1966. The Trust was reorganized as a Massachusetts business trust in October 1985.

The Fund's activities are supervised by the Trust's Board of Trustees. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Trust is not required to hold and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment management contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.

Investment adviser

The Fund retains the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, to manage the Fund's daily investment and business affairs subject to the policies established by the Board of Trustees. The Trustees have overall responsibility for the management of the Fund under Massachusetts law.

For the fiscal year ended September 30, 1995, the Adviser received an investment management fee of 0.67% of the Fund's average daily net assets on an annual basis. The fee is graduated so that increases in the Fund's net assets may result in a lower fee and decreases in the Fund's net assets may result in a higher fee. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

All the Fund's expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment or administrative services.

Scudder, Stevens & Clark, Inc. is located at Two International Place, Boston, Massachusetts.

Transfer agent

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, shareholder servicing and dividend-paying agent for the Fund.

Underwriter

Scudder Investor Services, Inc., a subsidiary of the Adviser, is the Fund's principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Fund. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Custodian

State Street Bank and Trust Company is the Fund's custodian.

Fund accounting agent

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of the Fund.


Transaction information
-----------------------

Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Fund's transfer agent in Boston receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")

By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay. Redemption


(Continued on page 14)

Purchases
---------

 Opening             Minimum initial investment: $1,000; IRAs $500
 an account          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums. See appropriate plan literature.

                     o  By Mail              Send your completed and signed application and check
 Make checks
 payable to "The                             by regular mail to:       or          by express, registered,
 Scudder Funds."                                                                   or certified mail to:

                                             The Scudder Funds                     Scudder Shareholder Services
                                             P.O. Box 2291                         Center
                                             Boston, MA                            42 Longwater Drive
                                             02107-2291                            Norwell, MA
                                                                                   02061-1612

                     o  By Wire              Please see Transaction information--Purchasing shares--
                                             By wire following these tables for details, including the ABA wire transfer number. Then call 1-800-225-5163 for instructions.

                     o  In Person            Visit one of our Funds Centers to complete your application with the help of a Scudder representative. Funds Center locations are listed under
                                             Shareholder benefits.
 -----------------------------------------------------------------------------------------------------------------------
 Purchasing          Minimum additional investment: $100; IRAs $50
 additional shares   Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums. See appropriate plan literature.

 Make checks         o  By Mail              Send a check with a Scudder investment slip, or with a letter of
 payable to "The                             instruction including your account number and the complete Fund name, to
 Scudder Funds."                             the appropriate address listed above.

                     o  By Wire              Please see Transaction information--Purchasing shares-- By wire following these tables for details, including the ABA wire transfer number.

                     o  In Person            Visit one of our Funds Centers to make an additional investment in your
                                             Scudder fund account. Funds Center locations are listed under Shareholder benefits.

                     o  By Telephone         Please see Transaction information--Purchasing shares--
                                             By AutoBuy or By telephone order for more details.

                     o  By Automatic         You may arrange to make investments on a regular basis through automatic
                        Investment Plan      deductions from your bank checking account. Please call 1-800-225-5163
                        ($50 minimum)        for more information and an enrollment form.

Exchanges and redemptions
-------------------------

 Exchanging        Minimum investments: $1,000 to establish a new account; $100 to exchange among existing accounts shares
                   o By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                      8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                      Information Line, call 1-800-343-2890 (24 hours a day).

                   o By Mail          Print or type your instructions and include:
                     or Fax             -   the name of the Fund and the account number you are exchanging from;
                                        -   your name(s) and address as they appear on your account;
                                        -   the dollar amount or number of shares you wish to exchange;
                                        -   the name of the Fund you are exchanging into; and
                                        -   your signature(s) as it appears on your account and a daytime telephone number.
                                      Send your instructions
                                      by regular mail to:    or     by express, registered,    or  by fax to:
                                                                    or certified mail to:

                                      The Scudder Funds             Scudder Shareholder            1-800-821-6234
                                      P.O. Box 2291                 Services Center
                                      Boston, MA 02107-2291         42 Longwater Drive
                                                                    Norwell, MA
                                                                    02061-1612

 -----------------------------------------------------------------------------------------------------------------------

 Redeeming shares  o By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                      8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                      Information Line, call 1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $50,000 sent to your address of record.

                   o By Mail          Send your instructions for redemption to the appropriate address or fax number
                     or Fax           above and include:
                                        -   the name of the Fund and account number you are redeeming from;
                                        -   your name(s) and address as they appear on your account;
                                        -   the dollar amount or number of shares you wish to redeem; and
                                        -   your signature(s) as it appears on your account and a daytime telephone number.

                                      A signature guarantee is required for redemptions over $50,000. See Transaction information--Redeeming shares following these tables.

                   o By Automatic     You may arrange to receive automatic cash payments periodically. Call
                     Withdrawal       1-800-225-5163 for more information and an enrollment form.
                     Plan

--------------------------------
(Continued from page 11)

or exchange requests by telephone prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent in Boston. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:

        The Scudder Funds
        State Street Bank and Trust Company
        Boston, MA 02101
        ABA Number 011000028
        DDA Account 9903-5552

Your wire instructions must also include:

--   the name of the fund in which the money is to be invested,

--   the account number of the fund, and

--   the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By telephone order. Existing shareholders may purchase shares at a certain day's price by calling 1-800-225-5163 before the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on that day. Orders must be for $10,000 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. A confirmation with complete purchase information is sent shortly after your order is received. You must include with your payment the order number given at the time the order is placed. If payment by check or wire is not received within three business days, the order is subject to cancellation and the shareholder will be responsible for any loss to the Fund resulting from this cancellation. Telephone orders are not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

By "AutoBuy." If you elected "AutoBuy" for your account, you can call toll-free to purchase shares. The money will be automatically transferred from your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoBuy," call 1-800-225-5163 for more information.

To purchase additional shares, call 1-800-225-5163. Purchases must be for at least $250 but not more than $250,000. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. "AutoBuy" requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day.

If you purchase shares by "AutoBuy" and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. "AutoBuy" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

By exchange. Your new account will have the same registration and address as your existing account.

The exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

Redeeming shares

The Fund allows you to redeem shares (i.e., sell them back to the Fund) without redemption fees.

By telephone. This is the quickest and easiest way to sell Fund shares. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

By "AutoSell." If you elected "AutoSell" for your account, you can call toll-free to redeem shares. The money will be automatically transferred to your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoSell," call 1-800-225-5163 for more information.

To redeem shares, call 1-800-225-5163. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. "AutoSell" requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day.

"AutoSell" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $50,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (The Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone transactions

Shareholders automatically receive the ability to exchange by telephone and the

--------------------------------

right to redeem by telephone up to $50,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.


Share price

Purchases and redemptions, including exchanges, are made at net asset value. Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding.


Processing time

All purchase and redemption requests received in good order by the Fund's transfer agent in Boston by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of regular trading that day.

Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day.

If you wish to make a purchase of $500,000 or more, you should notify Scudder Investor Relations by calling 1-800-225-5163.

The Fund will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Short-term trading

Purchases and sales should be made for long-term investment purposes only. The Fund and Scudder Investor Services, Inc. each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in the Fund's share price appears evident.

Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.

Tax identification number

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Minimum balances

Shareholders should maintain a share balance worth at least $1,000, which amount may be changed by the Board of Trustees. Scudder retirement plans have similar or lower minimum share balance requirements. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in sub-minimum accounts, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. Reductions in value that result solely from market activity will not trigger an involuntary redemption. The Fund will mail the proceeds of the redeemed account to the shareholder. The shareholder may restore the share balance to $1,000 or more during the 60-day notice period and must maintain it at no lower than that minimum to avoid involuntary redemption.

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.


Shareholder benefits
--------------------

Experienced professional management

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Scudder Capital Growth Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Kathleen T. Millard assumed responsibility for the Fund's day-to-day management in 1995. Ms. Millard, who joined Scudder in 1991, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Lois R. Friedman, Portfolio Manager, joined the Fund in 1995 and Scudder in 1994 and has eight years of experience as an equity analyst.

SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to

------------------------------

obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day.

During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.

Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You receive a detailed account statement every time you purchase or redeem shares. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you At the Helm, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.

Scudder Funds Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Funds Centers in Boca Raton, Boston, Chicago, Cincinnati, Los Angeles, New York, Portland (OR), San Diego, San Francisco and Scottsdale.

T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.

Scudder tax-advantaged retirement plans
---------------------------------------

Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

* Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of $2,000 per person for anyone with earned income. Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax deferred basis. The Scudder No-Fee IRA charges no annual custodial fee.

* 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.

* Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans.

* 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.

* SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation.

* Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.

Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA, Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

Trustees and Officers
---------------------

Daniel Pierce*
    President and Trustee

Paul Bancroft III
    Trustee; Venture Capitalist and Consultant

Sheryle J. Bolton
    Trustee; Consultant

Thomas J. Devine
    Trustee; Consultant

Keith R. Fox
    Trustee; President, Exeter Capital
    Management Corporation

David S. Lee*
    Vice President and Trustee

Douglas M. Loudon*
    Vice President and Trustee

Dr. Wilson Nolen
    Trustee; Consultant

Juris Padegs*
    Vice President and Trustee

Dr. Gordon Shillinglaw
    Trustee; Professor Emeritus of Accounting,
    Columbia University Graduate School of Business

Robert W. Lear
    Honorary Trustee; Executive-in-Residence,
    Columbia University Graduate School of Business

Robert G. Stone, Jr.
    Honorary Trustee; Chairman of the
    Board and Director, Kirby Corporation

Donald E. Hall*
    Vice President

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

Kathleen T. Millard*
    Vice President

Thomas F. McDonough*
    Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Kathryn L. Quirk*
    Vice President and Assistant Secretary

Coleen Downs Dinneen*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.

Investment products and services
--------------------------------

    The Scudder Family of Funds                                     Income
    Money market                                                      Scudder Emerging Markets Income Fund
      Scudder Cash Investment Trust                                   Scudder Global Bond Fund
      Scudder U.S. Treasury Money Fund                                Scudder GNMA Fund
    Tax free money market+                                            Scudder Income Fund
      Scudder Tax Free Money Fund                                     Scudder International Bond Fund
      Scudder California Tax Free Money Fund*                         Scudder Short Term Bond Fund
      Scudder New York Tax Free Money Fund*                           Scudder Zero Coupon 2000 Fund
    Tax free+                                                       Growth
      Scudder California Tax Free Fund*                               Scudder Capital Growth Fund
      Scudder High Yield Tax Free Fund                                Scudder Development Fund
      Scudder Limited Term Tax Free Fund                              Scudder Global Fund
      Scudder Managed Municipal Bonds                                 Scudder Global Small Company Fund
      Scudder Massachusetts Limited Term Tax Free Fund*               Scudder Gold Fund
      Scudder Massachusetts Tax Free Fund*                            Scudder Greater Europe Growth Fund
      Scudder Medium Term Tax Free Fund                               Scudder International Fund
      Scudder New York Tax Free Fund*                                 Scudder Latin America Fund
      Scudder Ohio Tax Free Fund*                                     Scudder Pacific Opportunities Fund
      Scudder Pennsylvania Tax Free Fund*                             Scudder Quality Growth Fund
    Growth and Income                                                 Scudder Small Company Value Fund
      Scudder Balanced Fund                                           Scudder Value Fund
      Scudder Growth and Income Fund                                  The Japan Fund
 ------------------------------------------------------------------------------------------------------------------------
    Retirement Plans and Tax-Advantaged Investments
      IRAs                                                            403(b) Plans
      Keogh Plans                                                     SEP-IRAs
      Scudder Horizon Plan*+++ (a variable annuity)                   Profit Sharing and
      401(k) Plans                                                       Money Purchase Pension Plans
 ------------------------------------------------------------------------------------------------------------------------
    Closed-end Funds#
      The Argentina Fund, Inc.                                        Scudder New Europe Fund, Inc.
      The Brazil Fund, Inc.                                           Scudder World Income Opportunities Fund, Inc.
      The First Iberian Fund, Inc.
      The Korea Fund, Inc.                                          Institutional Cash Management
      The Latin America Dollar Income Fund, Inc.                      Scudder Institutional Fund, Inc.
      Montgomery Street Income Securities, Inc.                       Scudder Fund, Inc.
      Scudder New Asia Fund, Inc.                                     Scudder Treasurers Trust(TM)++
 ------------------------------------------------------------------------------------------------------------------------
 For complete information on any of the above Scudder funds,  including management fees and expenses,  call or write for a free prospectus.  Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal,  state and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter  National  Life  Insurance  Company and its  affiliate,  offered by Scudder's  insurance  agencies,
 1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.  ++For information on Scudder  Treasurers Trust(TM), an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call: 1-800-541-7703.

How to contact Scudder
----------------------

 Account Service and Information:                            Please address all correspondence to:

                                 Scudder Investor                           The Scudder Funds
 For existing account            Relations                                  P.O. Box 2291
 service and transactions        1-800-225-5163                             Boston, Massachusetts
                                                                            02107-2291
 For personalized information    Scudder Automated
 about your Scudder accounts;    Information Line (SAIL)
 exchanges and redemptions; or   1-800-343-2890
 information on any Scudder fund

 Investment Information:                                     Or Stop by a Scudder Funds Center:

 To receive information about    Scudder Investor            Many  shareholders   enjoy  the  personal,   one-on-one
 the Scudder funds, for          Relations                   service  of the  Scudder  Funds  Centers.  Check  for a
 additional applications and     1-800-225-2470              Funds  Center  near  you--they  can  be  found  in  the
 prospectuses, or for                                        following cities:
 investment questions

 For establishing 401(k) and     Scudder Defined             Boca Raton                   New York
 403(b) plans                    Contribution                Boston                       Portland, OR
                                 Services                    Chicago                      San Diego
                                 1-800-323-6105              Cincinnati                   San Francisco
                                                             Los Angeles                  Scottsdale

 For  information on  Scudder  Treasurers  Trust(TM), an     For information on Scudder  Institutional  Funds*, funds
 institutional  cash management service for corporations,    designed  to meet the broad  investment  management  and
 non-profit   organizations  and  trusts  which  utilizes    service  needs of banks  and other  institutions,  call:
 certain  portfolios  of Scudder  Fund,  Inc.*  ($100,000    1-800-854-8525.
 minimum), call: 1-800-541-7703.

 Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder
 Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

This prospectus sets forth concisely the information about Scudder Value Fund, a series of Scudder Equity Trust, an open-end management investment company, that a prospective investor should know before investing. Please retain it for future reference.

If you require more detailed information, a combined Statement of Additional Information dated February 1, 1996, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statement, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Contents--see page 4.


Scudder
Value
Fund


Prospectus
February 1, 1996

A pure no-load(TM) (no sales charges) mutual fund which seeks long-term growth of capital through investment in undervalued equity securities.

  Expense information


 How to compare a Scudder pure no-load(TM) fund

 This information is designed to help you understand the various costs and expenses of investing in Scudder Value Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

 1)  Shareholder  transaction  expenses:   Expenses  charged  directly  to  your
     individual  account in the Fund for various transactions.

     Sales commissions to purchase shares (sales load)               NONE
     Commissions to reinvest dividends                               NONE
     Redemption fees                                                 NONE*
     Fees to exchange shares                                         NONE

 2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended September 30, 1995.

     Investment management fee (after waiver)                       0.51%**
     12b-1 fees                                                      NONE
     Other expenses                                                 0.74%
                                                                    ----
     Total Fund operating expenses                                  1.25%**
                                                                    ====

 Example

 Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)

             1 Year                        3 Years                      5 Years                      10 Years
             ------                        -------                      -------                      --------
               $13                           $40                          $69                          $151

 See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

 * You may redeem by writing or calling the Fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."

 ** Until July 31, 1996, the Adviser has agreed to waive a portion of its fee to the extent necessary so that the total annualized expenses of the Fund do not exceed 1.25% of average daily net assets. If the Adviser had not agreed to waive a portion of its fee, Fund expenses would have been: investment management fee 0.70%, other expenses 0.74% and total operating expenses 1.44% for the fiscal year ended September 30, 1995. To the extent that expenses fall below 1.25% during the fiscal year, the Adviser reserves the right to recoup, during the fiscal year incurred, amounts waived during the period, but only to the extent that the Fund's expenses do not exceed 1.25%.

  Financial highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.


If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated September 30, 1995 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.



                                                                                                           FOR THE PERIOD
                                                                                                          DECEMBER 31, 1992
                                                                              YEARS ENDED SEPTEMBER 30,     (COMMENCEMENT
                                                                            ----------------------------   OF OPERATIONS) TO
                                                                                1995              1994    SEPTEMBER 30, 1993
                                                                            ----------------------------  -------------------
Net asset value, beginning of period ...................................        $13.08          $13.38          $12.00
                                                                                ------          ------          ------
Income from investment operations:
    Net investment income (a) ..........................................           .18             .13             .10
    Net realized and unrealized gain on investments ....................          2.86             .11            1.28
                                                                                ------          ------          ------
Total from investment operations .......................................          3.04             .24            1.38
                                                                                ------          ------          ------
Less distributions from:
    Net investment income ..............................................          (.12)           (.11)             --
    Net realized gains on investment transactions ......................          (.13)           (.43)             --
                                                                                ------          ------          ------
Total distributions ....................................................          (.25)           (.54)             --
                                                                                ------          ------          ------
Net asset value, end of period .........................................        $15.87          $13.08          $13.38
                                                                                ======          ======          ======
TOTAL RETURN (%) .......................................................         23.62            1.88           11.50**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .................................            68              35              29
Ratio of operating expenses, net to average daily net assets (%) (a) ...          1.25            1.25            1.25*
Ratio of net investment income to average daily net assets (%) .........          1.57            1.16            1.56*
Portfolio turnover rate (%) ............................................          98.2            74.6            60.8*
(a)   Reflects a per share amount of management fee and
       other fees not imposed ..........................................         $ .02          $  .04          $  .06
      Operating expense ratio including expenses
       reimbursed, management fee and other expenses
       not imposed (%) .................................................          1.44            1.61            2.16*


 * Annualized
** Not annualized

  A message from Scudder's chairman


Scudder, Stevens & Clark, Inc., investment adviser to the Scudder Family of Funds, was founded in 1919. We offered America's first no-load mutual fund in 1928. Today, we manage in excess of $100 billion for many private accounts and over 50 mutual fund portfolios. We manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and nine closed-end funds that invest in countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to all shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Funds Centers.

All Scudder mutual funds are pure no-load(TM). This means you pay no commissions to purchase or redeem your shares or to exchange from one fund to another. There are no "12b-1" fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.

                                             /s/ Daniel Pierce


  Scudder Value Fund


Investment objective

- long-term growth of capital through investment in undervalued equity securities

Investment characteristics

- a portfolio composed primarily of equity securities that are considered undervalued relative to current and estimated future earnings and dividends

-  a  highly  disciplined   investment  management  process  incorporating  both
   traditional fundamental research and modern quantitative techniques

-  a focus on medium- to large-sized companies

-  daily liquidity at current net asset value


  Contents


Investment objective and policies                      5
Why invest in the Fund?                                6
Additional information about policies
   and investments                                     6
Distribution and performance information               9
Fund organization                                     10
Transaction information                               11
Purchases                                             12
Exchanges and redemptions                             13
Shareholder benefits                                  17
Trustees and Officers                                 20
Investment products and services                      21
How to contact Scudder                                22

  Investment objective and policies

Scudder Value Fund (the "Fund"), a diversified series of Scudder Equity Trust, seeks long-term growth of capital through investment in undervalued equity securities. The Fund invests in the securities of companies that, in the opinion of its investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), are undervalued in the marketplace in relation to current and estimated future earnings and dividends. These companies generally sell at price-earnings ratios below the market average, as defined by the Standard & Poor's 500 Composite Price Index.

The Fund invests at least 80% of its assets in equity securities, which consist of common stocks, preferred stocks and securities convertible into common stocks. The Fund changes its portfolio securities for long-term investment considerations and not for trading purposes.

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. Shareholders will receive written notice of any changes in the Fund's objective. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

Investments

The Fund invests primarily in the equity securities of medium- to large-sized domestic companies with annual revenues or market capitalization of at least $600 million. The Adviser uses in-depth fundamental research and a proprietary computerized quantitative model to identify companies that are currently undervalued in relation to current and estimated future earnings and dividends. The investment process also involves an assessment of business risk, including the Adviser's analysis of the strength of a company's balance sheet, the accounting practices a company follows, the volatility of a company's earnings over time, and the vulnerability of earnings to changes in external factors, such as the general economy, the competitive environment, governmental action, and technological change.

The current share price or other valuation measures of these companies may not reflect their business potential because investors may perform incomplete analyses, have limited time horizons, or allow emotions to influence their investment decisions. Other similar factors can also influence short-term market behavior. The Adviser's quantitative approach is designed to help avoid these pitfalls.

While a broad range of investments are considered, only those that, in the Adviser's opinion, are selling at comparatively large discounts to intrinsic value will be purchased for the Fund. It is anticipated that the prices of the Fund's investments will rise as a result of both earnings growth and rising price-earnings ratios over time.

While the Fund emphasizes U.S. investments, it can invest its assets in securities of foreign companies which meet the same criteria applicable to domestic investments. The Fund may invest up to 20% of its total assets in debt obligations, including zero coupon securities and may enter into repurchase agreements. In addition, the Fund may engage in strategic transactions. See "Additional information about policies and investments" for more information about these investment techniques.

From time to time, for temporary defensive or emergency purposes, the Fund may invest a portion of its assets in cash and cash equivalents when the Adviser deems such a position advisable in light of economic or market conditions.

  Why invest in the Fund?


Scudder Value Fund provides investors with convenient, low-cost access to a diversified portfolio of stocks believed to be undervalued by the Adviser. The Fund invests predominantly in the equity securities of financially sound U.S. companies. These companies tend to have below-market price-earnings ratios yet, in the opinion of the Adviser, will reward investors with above-average appreciation over time.

The Fund is distinctive in the manner in which it combines systematic valuation techniques with intensive, traditional fundamental research. The Adviser's proprietary computer-based valuation model was developed and tested over several years before being first implemented in 1987. In addition to identifying undervalued securities, the quantitative model also provides the discipline required to sell appreciated securities as their prices rise to reflect their earnings potential. The model relies on the Adviser's independent equity research effort for estimates of future earnings and dividend growth and proprietary quality ratings. The Adviser maintains one of the largest equity research departments in the industry and has done so for more than 60 years. The Adviser oversees in excess of $400 million in institutional assets using this price-sensitive approach.

The Fund is appropriate for investors who understand the risks of stock market investing. Although the Fund emphasizes securities of companies the Adviser believes are undervalued, movements of the stock market will affect the Fund's share price.

While the Fund may invest in a broad range of industries, it is not, by itself, a complete investment program. Nonetheless, it can serve as a core component of an investment program that includes money market, bond and specialized equity investments. Moreover, growth portfolios and value portfolios generally do not move in tandem, so adding the Fund to your portfolio of growth stocks or growth mutual funds should increase diversification and reduce investment risk.

In addition, the Fund offers all the benefits of the Scudder Family of Funds. Scudder, Stevens & Clark, Inc. manages a diverse family of pure no-load(TM) funds and provides a wide range of services to help investors meet their investment needs. Please refer to "Investment products and services" for additional information.

  Additional information about policies and investments


Investment restrictions

The Fund has adopted certain fundamental policies which may not be changed without a vote of shareholders and which are designed to maintain the portfolio's diversity and reduce investment risk.

The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and may not make loans except through the lending of portfolio securities, the purchase of debt securities or through repurchase agreements.

As a matter of nonfundamental policy, the Fund may not invest more than 10% of its total assets, in the aggregate, in securities which are not readily marketable, in restricted securities and repurchase agreements maturing in more than seven days. A complete description of these and other policies and restrictions is contained under "Investment Restrictions" in the Fund's combined Statement of Additional Information.

Debt securities

Consistent with the Fund's investment objective of long-term capital growth, the Fund may purchase investment-grade debt securities, which are those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A or BBB by Standard & Poor's ("S&P") or, if unrated, of equivalent quality as determined by the Adviser. The Fund may also purchase debt securities which are rated below investment-grade. Capital appreciation in such debt securities may arise from a favorable change in relative interest rate levels, or in the creditworthiness of issuers. Receipt of income from debt securities is incidental to the Fund's objective of long-term growth of capital. (See "Risk factors.")

Repurchase agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price.

Convertible securities

The Fund may invest in convertible securities (bonds, notes, debentures, preferred stocks and other securities convertible into common stocks) that may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to nonconvertible debt securities.

Foreign securities

While the Fund generally emphasizes investments in companies domiciled in the U.S., it may invest in listed and unlisted foreign securities that meet the same criteria as the Fund's domestic holdings. The Fund may invest in foreign securities when the anticipated performance of foreign securities is believed by the Adviser to offer more potential than domestic alternatives in keeping with the investment objective of the Fund.

Strategic Transactions and derivatives

The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.

Risk factors

The Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that the Fund may use from time to time.

Debt securities. The Fund may invest up to 20% of its net assets in debt securities, including securities which are rated below investment-grade or, if unrated, are considered by the Adviser to be equivalent to below investment-grade debt securities (commonly referred to as "junk bonds"). The lower the ratings of such debt securities, the greater their risks render them like equity securities. The Fund will invest no more than 10% of its net assets in securities rated B or lower by Moody's or S&P, and may not invest more than 5% of its net assets in securities rated C by Moody's or D by S&P, which may be in default with respect to payment of principal or interest. Also, longer-maturity bonds tend to fluctuate more in price as interest rates change than do short-term bonds, providing both opportunity and risk.

Zero coupon bonds, which do not pay interest until maturity, and pay-in-kind securities, which pay interest in the form of additional securities, may be more speculative than debt securities which pay income periodically in cash.

Repurchase agreements. If a seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings of the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs including a decline in value of the securities before being able to sell the securities.

Convertible securities. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

Illiquid investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Foreign securities. Investments in foreign securities involve special considerations, due to more limited information, higher brokerage costs and different accounting standards. They may also entail certain risks, such as possible imposition of dividend or interest withholding or confiscatory taxes, possible currency blockages or transfer restrictions, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Foreign securities may be less liquid and more volatile than comparable domestic securities, and there is less government regulation of stock exchanges, brokers, listed companies and banks than in the U.S. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar.

Strategic Transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's combined Statement of Additional Information.

  Distribution and performance information

Dividends and capital gains distributions

The Fund intends to distribute any dividends from its net investment income and net realized capital gains after utilization of capital loss carryforwards, if any, annually in December to prevent application of federal excise tax, although an additional distribution may be made if required, at a later date. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. A portion of such dividends from net investment income may qualify for the dividends-received deduction for corporations.

The Fund sends detailed tax information about the amount and type of its distributions to shareholders by January 31 of the following year.

Performance information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. "Total return" is the change in value of an investment in the Fund for a specified period. The "average annual total return" of the Fund is the average annual compound rate of return of an investment in the Fund assuming the investment has been held for one year and the life of the Fund, as of a stated ending date. "Cumulative total return" represents the cumulative change in value of an investment in the Fund for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of the Fund. "Capital change" measures return from capital, including reinvestment of any capital gains distributions but does not include the reinvestment of dividends. Performance will vary based upon, among other things, changes in market conditions and the level of the Fund's expenses.


  Fund organization


Scudder Value Fund is a diversified series of Scudder Equity Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust's predecessor was organized as a Delaware corporation in May 1966. The Trust was reorganized as a Massachusetts business trust in October 1985.

The Fund's activities are supervised by the Trust's Board of Trustees. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment management contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.

Investment adviser

The Fund retains the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, to manage its daily investment and business affairs subject to the policies established by the Board of Trustees. The Trustees have overall responsibility for the management of the Fund under Massachusetts law.

The Fund pays the Adviser an annual fee of 0.70% of the Fund's average daily net assets. The Adviser has agreed to maintain the annualized expenses of the Fund at not more than 1.25% of the average daily net assets of the Fund until July 31, 1996. For the fiscal year ended September 30, 1995, the Adviser took action to reduce the Fund's total expenses and as a result received an investment management fee of 0.51% of the Fund's average daily net assets.

The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

All the Fund's expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment or administrative services.

Scudder, Stevens & Clark, Inc. is located at 345 Park Avenue, New York, New
York.

Transfer agent

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, shareholder servicing and dividend-paying agent for the Fund.

Underwriter

Scudder Investor Services, Inc., a subsidiary of the Adviser, is the Fund's principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Fund. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Custodian

State Street Bank and Trust Company is the Fund's custodian.

Fund accounting agent

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of the Fund.


  Transaction information


Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Fund's transfer agent in Boston receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")

By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay. Redemption or exchange requests by telephone prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent in Boston. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:
          The Scudder Funds
          State Street Bank and Trust Company
          Boston, MA 02101
          ABA Number 011000028
          DDA Account 9903-5552

Your wire instructions must also include:
-- the name of the fund in which the money is to be invested, -- the account number of the fund, and -- the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By telephone order. Existing shareholders may purchase shares at a certain day's price by calling 1-800-225-5163 before the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on

(Continued on page 14)

  Purchases


 Opening             Minimum initial investment: $1,000; IRAs $500
 an account          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums. See appropriate plan literature.

 Make checks         o  By Mail              Send your completed and signed application and check
 payable to "The
 Scudder Funds."                             by regular mail to:       or          by express, registered,
                                                                                   or certified mail to:

                                             The Scudder Funds                     Scudder Shareholder Services
                                             P.O. Box 2291                         Center
                                             Boston, MA                            42 Longwater Drive
                                             02107-2291                            Norwell, MA
                                                                                   02061-1612

                     o  By Wire              Please see Transaction information--Purchasing shares-- By wire following these tables for details, including the ABA wire transfer number. Then call 1-800-225-5163 for instructions.

                     o  In Person            Visit one of our Funds Centers to complete your application with the help of a Scudder representative. Funds Center locations are listed under
                                             Shareholder benefits.

 -----------------------------------------------------------------------------------------------------------------------
 Purchasing          Minimum additional investment: $100; IRAs $50
 additional shares   Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums. See appropriate plan literature.

 Make checks         o  By Mail              Send a check with a Scudder investment slip, or with a letter of
 payable to "The                             instruction including your account number and the complete Fund name, to
 Scudder Funds."                             the appropriate address listed above.

                     o  By Wire              Please see Transaction information--Purchasing  shares-- By wire  following  these tables for details, including the ABA wire transfer number.

                      o  In Person           Visit one of our Funds Centers to make an additional investment in your Scudder fund account. Funds Center locations are listed under Shareholder benefits.

                     o  By Telephone         Please see Transaction information--Purchasing shares-- By
                                             AutoBuy or By telephone order for more details.

                     o  By Automatic         You may arrange to make investments on a regular basis through automatic
                        Investment Plan      deductions from your bank checking account. Please call 1-800-225-5163
                        ($50 minimum)        for more information and an enrollment form.


  Exchanges and redemptions

Exchanging shares   Minimum investments: $1,000 to establish a new
                    account; $100 to exchange among existing accounts


                    o By Telephone   To speak with a service representative, call 1-800-225-5163 from 8 a.m. to 8 p.m.
                                     eastern time or to access SAIL(TM), Scudder's Automated Information Line, call 1-800-343-2890
                                     (24 hours a day).

                   o By Mail          Print or type your instructions and include:
                     or Fax             -   the name of the Fund and the account number you are exchanging from;
                                        -   your name(s) and address as they appear on your account;
                                        -   the dollar amount or number of shares you wish to exchange;
                                        -   the name of the Fund you are exchanging into; and
                                        -   your signature(s) as it appears on your account and a daytime telephone number.

                                      Send your instructions

                                      by regular mail to:    or     by express, registered,    or  by fax to:
                                                                    or certified mail to:

                                      The Scudder Funds             Scudder Shareholder        1-800-821-6234
                                      P.O. Box 2291                 Services Center
                                      Boston, MA 02107-2291         42 Longwater Drive
                                                                    Norwell, MA
                                                                    02061-1612
 -----------------------------------------------------------------------------------------------------------------------
 Redeeming shares o By Telephone      To speak with a service representative, call 1-800-225-5163 from 8 a.m. to 8 p.m.
                                      eastern time or to access SAIL(TM), Scudder's Automated Information Line, call
                                      1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $100,000 sent to your address of record.

                   o By Mail          Send your instructions for redemption to the appropriate address or fax number
                     or Fax           above and include:
                                      - the name of the Fund and account number you are redeeming from;
                                      - your name(s) and address as they appear on your account;
                                      - the dollar amount or number of shares you wish to redeem; and
                                      - your signature(s) as it appears on your account and a daytime telephone number.

                                      A signature guarantee is required for redemptions over $50,000. See Transaction information--Redeeming shares following these tables.

                   o By Automatic     You may arrange to receive automatic cash payments periodically. Call
                     Withdrawal Plan  1-800-225-5163 for more information and an enrollment form.

(Continued from page 11)

that day. Orders must be for $10,000 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. A confirmation with complete purchase information is sent shortly after your order is received. You must include with your payment the order number given at the time the order is placed. If payment by check or wire is not received within three business days, the order is subject to cancellation and the shareholder will be responsible for any loss to the Fund resulting from this cancellation. Telephone orders are not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

By "AutoBuy." If you elected "AutoBuy" for your account, you can call toll-free to purchase shares. The money will be automatically transferred from your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoBuy," call 1-800-225-5163 for more information.

To purchase additional shares, call 1-800-225-5163. Purchases must be for at least $250 but not more than $250,000. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. "AutoBuy" requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day.

If you purchase shares by "AutoBuy" and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. "AutoBuy" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

By exchange. Your new account will have the same registration and address as your existing account.

The exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

Redeeming shares

The Fund allows you to redeem shares (i.e., sell them back to the Fund) without redemption fees.

By telephone. This is the quickest and easiest way to sell Fund shares. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the

Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

By "AutoSell." If you elected "AutoSell" for your account, you can call toll-free to redeem shares. The money will be automatically transferred to your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoSell," call 1-800-225-5163 for more information.

To redeem shares, call 1-800-225-5163. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. "AutoSell" requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day.

"AutoSell" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $50,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (The Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone transactions

Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $50,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share price

Purchases and redemptions, including exchanges, are made at net asset value. Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding.

Processing time

All purchase and redemption requests received in good order by the Fund's transfer agent in Boston by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of regular trading that day.

Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day.

If you wish to make a purchase of $500,000 or more, you should notify Scudder Investor Relations by calling 1-800-225-5163.

The Fund will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Short-term trading

Purchases and sales should be made for long-term investment purposes only. The Fund and Scudder Investor Services, Inc. each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in the Fund's share price appears evident.

Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.

Tax identification number

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Minimum balances

Shareholders should maintain a share balance worth at least $1,000, which amount may be changed by the Board of Trustees. Scudder retirement plans have similar or lower minimum share balance requirements. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in sub-minimum accounts, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. Reductions in value that result solely from market activity will not trigger an involuntary redemption. The Fund will mail the proceeds of the redeemed account to the shareholder. The shareholder may restore the share balance to $1,000 or more during the 60-day notice period and must maintain it at no lower than that minimum to avoid involuntary redemption.

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.


  Shareholder benefits


Experienced professional management

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Scudder Value Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Donald E. Hall has had responsibility for the Fund's day-to-day management since its inception in 1992. Mr. Hall, who has 13 years of experience in the value style of investing, joined Scudder in 1982. William J. Wallace, Portfolio Manager, has been a member of the Fund's team since 1992 and has 15 years of investment experience.

SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.

Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You receive a detailed account statement every time you purchase or redeem shares. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you At the Helm, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.

Scudder Funds Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Funds Centers in Boca Raton, Boston, Chicago, Cincinnati, Los Angeles, New York, Portland (OR), San Diego, San Francisco and Scottsdale.

T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.

  Scudder tax-advantaged retirement plans


Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

- Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of $2,000 per person for anyone with earned income. Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax deferred basis. The Scudder No-Fee IRA charges no annual custodial fee.

- 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.

- Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans.

- 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.

- SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation.

- Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.

Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA, Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

  Trustees and Officers

Daniel Pierce*
    President and Trustee

Paul Bancroft III
    Trustee; Venture Capitalist and Consultant

Sheryle J. Bolton
    Trustee; Consultant

Thomas J. Devine
    Trustee; Consultant

Keith R. Fox
    Trustee; President, Exeter Capital Management Corporation

David S. Lee*
    Vice President and Trustee

Douglas M. Loudon*
    Vice President and Trustee

Dr. Wilson Nolen
    Trustee; Consultant

Juris Padegs*
    Vice President and Trustee

Dr. Gordon Shillinglaw
    Trustee; Professor Emeritus of
    Accounting, Columbia University Graduate School of Business

Robert W. Lear
    Honorary Trustee; Executive-in-Residence, Columbia University Graduate School of Business

Robert G. Stone, Jr.
    Honorary Trustee; Chairman of the Board and Director, Kirby Corporation

Donald E. Hall*
    Vice President

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

Kathleen T. Millard*
    Vice President

Thomas F. McDonough*
    Vice President, Secretary and Assistant Treasurer

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Kathryn L. Quirk*
    Vice President and Assistant Secretary

Coleen Downs Dinneen*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.

  Investment products and services


    The Scudder Family of Funds                                     Income
    Money market                                                      Scudder Emerging Markets Income Fund
      Scudder Cash Investment Trust                                   Scudder Global Bond Fund
      Scudder U.S. Treasury Money Fund                                Scudder GNMA Fund
    Tax free money market+                                            Scudder Income Fund
      Scudder Tax Free Money Fund                                     Scudder International Bond Fund
      Scudder California Tax Free Money Fund*                         Scudder Short Term Bond Fund
      Scudder New York Tax Free Money Fund*                           Scudder Zero Coupon 2000 Fund
    Tax free+                                                       Growth
      Scudder California Tax Free Fund*                               Scudder Capital Growth Fund
      Scudder High Yield Tax Free Fund                                Scudder Development Fund
      Scudder Limited Term Tax Free Fund                              Scudder Global Fund
      Scudder Managed Municipal Bonds                                 Scudder Global Small Company Fund
      Scudder Massachusetts Limited Term Tax Free Fund*               Scudder Gold Fund
      Scudder Massachusetts Tax Free Fund*                            Scudder Greater Europe Growth Fund
      Scudder Medium Term Tax Free Fund                               Scudder International Fund
      Scudder New York Tax Free Fund*                                 Scudder Latin America Fund
      Scudder Ohio Tax Free Fund*                                     Scudder Pacific Opportunities Fund
      Scudder Pennsylvania Tax Free Fund*                             Scudder Quality Growth Fund
    Growth and Income                                                 Scudder Small Company Value Fund
      Scudder Balanced Fund                                           Scudder Value Fund
      Scudder Growth and Income Fund                                  The Japan Fund
 ------------------------------------------------------------------------------------------------------------------------
    Retirement Plans and Tax-Advantaged Investments
      IRAs                                                            403(b) Plans
      Keogh Plans                                                     SEP-IRAs
      Scudder Horizon Plan*+++ (a variable annuity)                     Profit Sharing and
      401(k) Plans                                                             Money Purchase Pension Plans
 ------------------------------------------------------------------------------------------------------------------------
    Closed-end Funds#
      The Argentina Fund, Inc.                                        Scudder New Europe Fund, Inc.
      The Brazil Fund, Inc.                                           Scudder World Income Opportunities Fund, Inc.
      The First Iberian Fund, Inc.
      The Korea Fund, Inc.                                          Institutional Cash Management
      The Latin America Dollar Income Fund, Inc.                      Scudder Institutional Fund, Inc.
      Montgomery Street Income Securities, Inc.                       Scudder Fund, Inc.
      Scudder New Asia Fund, Inc.                                     Scudder Treasurers Trust(TM)++
 ------------------------------------------------------------------------------------------------------------------------
 For  complete  information  on  any  of  the  above  Scudder  funds,  including management  fees and  expenses,  call or write for a free  prospectus.  Read it carefully  before you invest or send  money.  +A portion of the income from the tax-free funds may be subject to federal, state and local taxes. *Not available in all  states. +++A  no-load  variable  annuity  contract  provided by Charter
 National  Life  Insurance  Company  and its  affiliate,  offered  by  Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens &
 Clark,  Inc.,  are traded on various  stock  exchanges.  ++For  information  on
 Scudder  Treasurers  Trust(TM),  an institutional  cash management service that utilizes certain  portfolios of Scudder Fund, Inc.  ($100,000  minimum),  call:
 1-800-541-7703.

  How to contact Scudder

 Account Service and Information:                            Please address all correspondence to:

 For existing account service    Scudder Investor Relations                 The Scudder Funds
 and transactions                1-800-225-5163                             P.O. Box 2291
                                                                            Boston, Massachusetts
                                                                            02107-2291

 For personalized information    Scudder Automated
 about your Scudder accounts;    Information Line (SAIL)
 exchanges and redemptions; or   1-800-343-2890
 information on any Scudder
 fund

 Investment Information:                                     Or Stop by a Scudder Funds Center:


 To receive information about    Scudder Investor Relations  Many  shareholders   enjoy  the  personal,   one-on-one
 the Scudder funds, for          1-800-225-2470              service  of the  Scudder  Funds  Centers.  Check  for a
 additional applications and                                 Funds  Center  near   you--they  can  be  found  in  the
 prospectuses, or for                                        following cities:
 investment questions

 For establishing 401(k) and     Scudder Defined             Boca Raton                   New York
 403(b) plans                    Contribution Services       Boston                       Portland, OR
                                 1-800-323-6105              Chicago                      San Diego
                                                             Cincinnati                   San Francisco
                                                             Los Angeles                  Scottsdale


 For  information  on  Scudder Treasurers  Trust(TM),  an    For information on Scudder  Institutional  Funds*, funds
 institutional  cash management service for corporations,    designed  to meet the broad  investment  management  and
 non-profit   organizations  and  trusts  which  utilizes    service  needs of banks  and other  institutions,  call:
 certain  portfolios  of Scudder  Fund,  Inc.*  ($100,000    1-800-854-8525.
 minimum), call: 1-800-541-7703.


 Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder
 Investor Services, Inc., Distributor.


 *  Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                           SCUDDER CAPITAL GROWTH FUND


          A Pure No-Load(TM) (No Sales Charges) Diversified Mutual Fund which Seeks to Maximize Long-Term Capital Growth

                                       and

                               SCUDDER VALUE FUND


          A Pure No-Load(TM) (No Sales Charges) Diversified Mutual Fund
                 which Seeks Long-Term Growth of Capital through
                   Investment in Undervalued Equity Securities







--------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 1996



--------------------------------------------------------------------------------


         This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses of Scudder Capital Growth Fund and Scudder Value Fund each dated February 1, 1996, as amended from time to time, copies of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.


                                TABLE OF CONTENTS
                                                                                                                  Page
THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES.........................................................................1
         General Investment Objective and Policies of Scudder Capital Growth Fund.....................................1
         General Investment Objective and Policies of Scudder Value Fund..............................................1
         Investments and Investment Techniques........................................................................3
         Investment Restrictions.....................................................................................13
         Other Investment Policies...................................................................................14

PURCHASES............................................................................................................15
         Additional Information About Opening An Account.............................................................15
         Additional Information About Making Subsequent Investments..................................................16
         Additional Information About Making Subsequent Investments by AutoBuy.......................................16
         Checks......................................................................................................17
         Wire Transfer of Federal Funds..............................................................................17
         Share Price.................................................................................................17
         Share Certificates..........................................................................................17
         Other Information...........................................................................................17

EXCHANGES AND REDEMPTIONS............................................................................................18
         Exchanges...................................................................................................18
         Redemption by Telephone.....................................................................................19
         Redemption By AutoSell......................................................................................19
         Redemption by Mail or Fax...................................................................................20
         Redemption-in-Kind..........................................................................................20
         Other Information...........................................................................................20


FEATURES AND SERVICES OFFERED BY THE FUNDS...........................................................................21
         The Pure No-Load(TM) Concept................................................................................21
         Dividends and Capital Gains Distribution Options............................................................22
         Diversification.............................................................................................23
         Scudder Funds Centers.......................................................................................23
         Reports to Shareholders.....................................................................................23
         Transaction Summaries.......................................................................................23


THE SCUDDER FAMILY OF FUNDS..........................................................................................23

SPECIAL PLAN ACCOUNTS................................................................................................26
         Scudder Retirement Plans:  Profit-Sharing and Money Purchase Pension Plans for
              Corporations and Self-Employed Individuals.............................................................27
         Scudder 401(k): Cash or Deferred Profit-Sharing Plan  for Corporations and
              Self-Employed Individuals..............................................................................27
         Scudder IRA:  Individual Retirement Account.................................................................27
         Scudder 403(b) Plan.........................................................................................28
         Automatic Withdrawal Plan...................................................................................28
         Group or Salary Deduction Plan..............................................................................29
         Automatic Investment Plan...................................................................................29
         Uniform Transfers/Gifts to Minors Act.......................................................................29
         Scudder Trust Company.......................................................................................29

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS............................................................................30

PERFORMANCE INFORMATION..............................................................................................30
         Average Annual Total Return.................................................................................30
         Cumulative Total Return.....................................................................................31
         Total Return................................................................................................32
         Capital Change..............................................................................................32

                                        i

                          TABLE OF CONTENTS (continued)
                                                                                                                   Page
ORGANIZATION OF THE FUNDS............................................................................................36

INVESTMENT ADVISER...................................................................................................38
         Personal Investments by Employees of the Adviser............................................................40

TRUSTEES AND OFFICERS................................................................................................41

REMUNERATION.........................................................................................................43

DISTRIBUTOR..........................................................................................................44

TAXES................................................................................................................44

PORTFOLIO TRANSACTIONS...............................................................................................48
         Brokerage Commissions.......................................................................................48
         Portfolio Turnover..........................................................................................49

NET ASSET VALUE......................................................................................................49

ADDITIONAL INFORMATION...............................................................................................50
         Experts.....................................................................................................50
         Shareholder Indemnification.................................................................................50
         Other Information...........................................................................................50

FINANCIAL STATEMENTS.................................................................................................51

APPENDIX

                  THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

       (See"Investment objective and policies" and "Additional information about policies and investments" in the Funds' prospectuses.)

         Scudder Capital Growth Fund and Scudder Value Fund (each a "Fund," collectively, the "Funds") are diversified series of Scudder Equity Trust (the "Trust"), a pure no-load(TM), open-end, management investment company organized as a Massachusetts business trust.

General Investment Objective and Policies of Scudder Capital Growth Fund

         Scudder Capital Growth Fund ("Capital Growth Fund") seeks to maximize long-term growth of capital through a broad and flexible investment program. The Fund seeks to achieve its objective by investing: (i) in marketable securities, principally common stocks; (ii) up to 20% of its net assets in debt securities where capital appreciation from debt securities is expected to exceed the capital appreciation available from common stocks; and (iii) for temporary defensive purposes, during periods when market or economic conditions may warrant, in debt securities and short-term indebtedness. The Fund may also invest in preferred stocks consistent with its objective. The securities in which the Fund may invest are described under "Investment objective and policies" in the Fund's prospectus.

         Investments in common stocks have a wide range of characteristics, and management of the Fund believes that opportunity for long-term growth of capital may be found in all sectors of the market for publicly traded equity securities. Thus the search for equity investments for the Fund may encompass any sector of the market and companies of all sizes. It is a fundamental policy of the Fund, which may not be changed without approval of a majority of the Fund's outstanding shares, that the Fund will not concentrate its investments in any particular industry. However, the Fund reserves the right to invest up to 25% of its total assets (taken at market value) in any one industry. The use of this tactic is, in the opinion of management, consistent with the Fund's flexible approach of seeking to maximize long-term growth of capital.

         The Fund may purchase, for capital appreciation, investment-grade debt securities including zero coupon bonds. Investment-grade debt securities are those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A or BBB by Standard & Poor's ("S&P") or, if unrated, of equivalent quality as determined by the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"). Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.

         The Fund may also purchase debt securities which are rated below investment-grade (that is, rated below Baa by Moody's or below BBB by S&P), and unrated securities of comparable quality in the Adviser's judgment, which usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid and more difficult to value than securities in the higher rating categories. The Fund may invest up to 10% of its net assets in securities rated B or lower by Moody's or S&P and may invest in securities which are rated as low as C by Moody's or D by S&P. Securities rated B or lower involve a high degree of speculation with respect to the payment of principal and interest and those securities rated C or D may be in default with respect to payment of principal or interest.
(See "High Yield, High Risk Securities.")

         Changes in portfolio securities are made on the basis of investment considerations and it is against the policy of management to make changes for trading purposes.

         The objective of the Fund is not fundamental and may be changed by the Trustees without a vote of shareholders. The Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Fund's shares will increase or decrease with changes in the market price of the Fund's investments and there is no assurance that the Fund's objective will be achieved.

General Investment Objective and Policies of Scudder Value Fund

         Scudder Value Fund ("Value Fund") seeks long-term growth of capital through investment in undervalued equity securities. This objective is not fundamental and may be changed by the Trustees without a shareholder vote. The Fund seeks to achieve its objective by investing in the equity securities of companies that, in the opinion of its Adviser, are undervalued in the marketplace in relation to current and estimated future earnings and dividends. These companies generally sell at price-earnings ratios below the market average, as defined by the Standard & Poor's 500 Composite Price Index (S&P
500). The securities in which the Fund may invest are described under "Investment objective and policies" in the Fund's prospectus.

         The Fund invests at least 80% of its assets in equity securities consisting of common stocks, preferred stocks and securities convertible into common stocks. The Fund changes its portfolio securities for long-term investment considerations and not for trading purposes.

         The Fund invests primarily in the equity securities of medium-to-large size domestic companies with annual revenues or market capitalization of at least $600 million. The Adviser uses in-depth fundamental research and a proprietary computerized quantitative model to identify companies that are currently undervalued in relation to current and estimated future earnings and dividends. The investment process also involves an assessment of business risk, including the Adviser's analysis of the strength of a company's balance sheet, the accounting practices a company follows, the volatility of a company's earnings over time, and the vulnerability of earnings to changes in external factors, such as the general economy, the competitive environment, governmental action and technological change.

         While a broad range of investments are considered, only those that, in the Adviser's opinion, are selling at comparatively large discounts to intrinsic value will be purchased for the Fund. It is anticipated that the prices of the Fund's investments will rise as a result of both earnings growth and rising price-earnings ratios over time.


         Value investing, as measured by the Wilshire Large Company Value Index--a well-known source of value-oriented portfolio returns--has provided an average annual return of 15.69% for the ten-year period ended September 30, 1995. This compares to a 12.37% return for the S&P 500, 14.14% for the Lipper Growth Fund Average, and 13.62% for the Lipper Growth and Income Fund Average over the same period. Using active investment management, the Fund hopes to outperform passive indices. The performance of the indices is not representative of the performance of the Fund or the future performance of the Fund. The indices do not bear the transaction and other costs that the Fund will bear.


         While the Fund emphasizes U.S. investments, it can invest in securities of foreign companies that meet the same criteria applicable to domestic investments if the performance of foreign securities is believed by the Adviser to offer more potential than domestic investments.

         For capital appreciation, the Fund may use up to 20% of its assets to purchase debt securities, including zero coupon bonds. Investment-grade debt securities are those rated Aaa, Aa, A or Baa by Moody's, or AAA, AA, A or BBB by S&P or, if unrated, of equivalent quality as determined by the Adviser.

         The Fund may also purchase debt securities which are rated below investment-grade (that is, rated below Baa by Moody's or below BBB by S&P) and unrated securities of equivalent quality as determined by the Adviser, which usually entail greater risk (including the possibility of default or bankruptcy of the issues of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid and more difficult to value than securities in the higher rating categories. The Fund may invest up to 20% of its net assets in such securities ("high yield/high risk securities") but will invest no more than 10% of its net assets in securities rated B or lower by Moody's or S&P and may not invest more than 5% of its net assets in securities which are rated C by Moody's or D by S&P or of equivalent quality as determined by the Adviser. Securities rated C or D may be in default with respect to payment of principal or interest. Also, longer maturity bonds tend to fluctuate more in price as interest rates change than do short-term bonds, providing both opportunity and risk. (See "High Yield, High Risk Securities.")

         The objective of the Fund is not fundamental and may be changed by the Trustees without a vote of shareholders. The Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Fund's shares will increase or decrease with changes in the market price of the Fund's investments, and there is no assurance that the Fund's objective will be achieved.

Investments and Investment Techniques

Foreign Securities. While the Funds generally emphasize investments in companies domiciled in the U.S., they may invest in listed and unlisted foreign securities of the same types as the domestic securities in which they may invest, when the anticipated performance of foreign securities is believed by the Adviser to offer more potential than domestic alternatives, in keeping with the investment objectives of the Funds.

         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Funds' performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange (the "Exchange") and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Funds' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S. thereby increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Delivery of securities without payment is required in some foreign markets. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of withholding or confiscatory taxes, political, social, or economic instability, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks, such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in those countries than in developed countries. The management of the Funds seeks to mitigate the risks associated with these considerations through diversification and active professional management. Although investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries, the Funds will not invest in any securities of issuers located in developing countries if the securities, in the judgment of the Adviser, are speculative.

         Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and the value of the assets for the Funds, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies, if any, into U.S. dollars on a daily basis. The Funds may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will conduct their foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts.

         To the extent that the Funds invest in foreign securities, each Fund's share price could reflect the movements of both the different stock and bond markets in which it is invested and the currencies in which the investments are denominated: the strength or weakness of the U.S. dollar against foreign currencies could account for part of each Fund's investment performance.

High Yield, High Risk Securities. Below investment-grade securities (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Adviser's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, may be less liquid and more difficult to value than securities in the higher ratings categories and are considered speculative. The lower the ratings of such debt securities the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         Each Fund may invest up to 20% of its net assets in debt securities rated below investment-grade but will invest no more than 10% of its net assets in securities rated B or lower by Moody's or by S&P.

         An economic downturn could disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates could adversely affect the value of such obligations held by the Funds. Prices and yields of high yield securities will fluctuate over time and may affect each Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a Fund to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

         Credit quality in the high-yield securities market can change suddenly and unexpectedly and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of each Fund's investment objective may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded the Adviser will determine whether it is in the best interest of a Fund to retain or dispose of the security.

         Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type. For more information regarding tax issues related to high yield securities see "TAXES."

Convertible Securities. The Funds may each invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features. The Funds will limit their purchases of convertible securities to debt securities convertible into common stocks.

         The convertible securities in which the Funds may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

         Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities are generally expected to be less volatile than the underlying common stocks as they are usually issued with short to medium length maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Illiquid and Restricted Securities. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities", i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

         The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

         Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. The Funds may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

         Each Fund will not invest more than 10% of its total assets in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws or in repurchase agreements not terminable within seven days.

Repurchase Agreements. Each Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or by S&P.

         A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which a Fund acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Obligations subject to a repurchase agreement are held in a segregated account and the value of such Obligations kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement. Obligations will be held by the Fund's custodian or in the Federal Reserve Book Entry system.

         For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would risk losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities of a Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the Securities and Exchange Commission ("SEC") currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 10% of its assets in illiquid securities.

         If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

         Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require that Fund to hold a security or instrument which it might otherwise have sold.

         Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities, indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of a Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         Each Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of that Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Adviser.

         Each Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         Each Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

         Each Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of that Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, that Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which each Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate liquid high grade assets with their custodian to the extent that obligations of the Funds are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require that Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate liquid, high grade assets equal to the exercise price.

         Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require that Fund to hold an amount of that currency or liquid securities denominated in that currency equal to that Fund's obligations or to segregate liquid high grade assets equal to the amount of that Fund's obligation.

         OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, that Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and that Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

         Each Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. (See "TAXES.")

Investment Restrictions

         Unless specified to the contrary, the following restrictions are fundamental policies of each Fund and may not be changed without the approval of a majority of the outstanding voting securities of that Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.

         As a matter of fundamental policy, each Fund may not:

         (1)      with  respect  to 75% of its  total  assets,  taken at  market value,  purchase  more  than  10%  of the  outstanding  voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

         (2) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

         (3) act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

         (4) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;

         (5) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Trust, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; and

         (6) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

         In addition, as a matter of fundamental policy, Capital Growth Fund may not:

         (1) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities); and

         (2) purchase or sell physical commodities or contracts relating to physical commodities.

         In addition, as a matter of fundamental policy, Value Fund may not:

         (1) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities); or purchase or sell physical commodities or contracts relating to physical commodities.

Other Investment Policies

         The Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of each Fund's affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

         As a matter of nonfundamental policy, each Fund may not:

          (a) purchase or retain securities of any open-end investment company, or securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; in any event the Fund may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in other investment companies;

          (b) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

          (c) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer, director or trustee of the Fund or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2%) of such shares or securities together own beneficially more than 5% of such shares or securities or both;

          (d) purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions, and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

          (e) invest more than 10% of its total assets in securities which are not readily marketable, the disposition of which is restricted under federal securities laws, or in repurchase agreements not terminable within seven days, and the Fund will not invest more than 10% of its total assets in restricted securities; Capital Growth Fund has no current intention of investing more than 5% of its assets in repurchase agreements;

          (f) purchase securities of any issuer with a record of less than three years continuous operations, including predecessors, except U.S. Government securities, securities of such issuers which are rated by at least one nationally recognized statistical rating organization, municipal obligations and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

          (g) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's net assets;

          (h) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

          (i) invest in oil, gas or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

          (j) borrow money, including reverse repurchase agreements, in excess of 5% of its total assets (taken at market value) except for temporary or emergency purposes or borrow other than from banks;

          (k) purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's total net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value);

          (l)  purchase or sell real estate limited partnership interests; or

          (m) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. Each Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of its total assets.

         In addition, as a matter of nonfundamental policy, Capital Growth Fund may not:

          (1) invest more than 20% of its net assets in debt securities (including convertible securities), and not more than 10% of its net assets in those rated B or lower by Moody's or S&P and may invest in securities rated D by S&P.

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction.

         In addition, other nonfundamental policies may be established from time to time by the Funds' Trustees and would not require the approval of shareholders.

                                    PURCHASES

          (See "Purchases" and "Transaction information" in the Funds'
                                 prospectuses.)

Additional Information About Opening An Account

         Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $1,000 of Fund shares through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, or telephone.

         Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, amount to be wired ($1,000 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, MA 02110, ABA Number 011000028, DDA Account Number 9903-5552. The investor must give the Scudder fund name, account name and the new account number. Finally, the investor must send the completed and signed application to the Fund promptly.

         The minimum initial purchase amount may be less than $1,000 under certain special plan accounts.

Additional Information About Making Subsequent Investments

         Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Orders placed in this manner may be directed to any office of the Distributor listed in each Fund's prospectus. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancelation. In the event of such cancelation or cancelation at the purchaser's request, the purchaser will be responsible for any loss incurred by a Fund or the principal underwriter by reason of such cancelation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the relevant Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the relevant Fund.

Additional Information About Making Subsequent Investments by AutoBuy

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the AutoBuy program, may purchase shares of the Fund by telephone. Through this service shareholders may purchase up to $50,000 but not less than $250. To purchase shares by AutoBuy, shareholders should call before 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. AutoBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by AutoBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. AutoBuy transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request purchases by AutoBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish AutoBuy may so indicate on the application. Existing shareholders who wish to add AutoBuy to their account may do so by completing an AutoBuy Enrollment Form. After sending in an enrollment form shareholders should allow for 15 days for this service to be available.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine. and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Checks

         A certified check is not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

         If shares are purchased by a check which proves to be uncollectible, the Trust reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by a Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse a Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

         To obtain the net asset value determined as of the close of regular trading on the Exchange (normally 4 p.m. eastern time) on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to 4 p.m.

         The bank sending an investor's federal funds by bank wire may charge for the service. Presently the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include: Martin Luther King, Jr. Day (the 3rd Monday in January), Columbus Day (the 2nd Monday in October) and Veterans Day (November
11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of a Fund.

Share Price

         Purchases will be filled without sales charge at the net asset value next computed after receipt of the application in good order. Net asset value normally will be computed as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than the Fund, to forward the purchase order to the Fund's transfer agent in Boston by the close of regular trading on the Exchange.

Share Certificates

         Due to the desire of Trust management to afford ease of redemption, certificates will not be issued to indicate ownership in the Funds. With respect to Capital Growth Fund, share certificates now in a shareholder's possession may be sent to the Trust's transfer agent, Scudder Service Corporation (the "Transfer Agent"), for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares. See "Purchases" and "Exchanges and redemptions" in Capital Growth Fund's prospectus.

Other Information

         If purchases or redemptions of the Funds' shares are arranged and settlement is made at the investor's election through a member of the NASD, other than the Distributor, that member may, at its discretion, charge a fee for that service. The Trustees and Scudder Investor Services, Inc., the Trust's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor each may suspend or terminate the offering of shares of either Fund at any time.

         The Tax Identification Number section of the Funds' application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information

(e.g., from exempt investors, certification of exempt status) may be returned to the investor if a certified tax identification number and certain other required certificates are not supplied.

         The Trust may issue shares of either Fund at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

  (See "Exchanges and redemptions" and "Transaction information" in the Funds'
                                 prospectuses.)

Exchanges

         Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $1,000. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee as described under "Transaction Information--Signature guarantees" in the Funds' prospectuses.

         Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund at current net asset value through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the phone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         There is no charge to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Trust does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trust will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated.

         Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone

         Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $50,000 and have the proceeds mailed to their address of record. Shareholders may request to have the proceeds mailed or wired to their pre-designated bank account. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

          (a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

          (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

         Telephone   redemption  is  not   available   with  respect  to  shares
represented by share certificates for the Capital Growth Fund or shares held in certain retirement accounts for both Funds.

         If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

         Redemption requests by telephone (technically a repurchase by agreement between the Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Redemption By AutoSell

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the AutoSell program may sell shares of the Fund by telephone. To sell shares by AutoSell, shareholders should call before 4 p.m. eastern time. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. AutoSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. AutoSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

         In order to request redemptions by AutoSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish AutoSell may so indicate on the application. Existing shareholders who wish to add AutoSell to their account may do so by completing an AutoSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Mail or Fax

         Any existing share certificates for the Capital Growth Fund representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature guaranteed as explained in that Fund's prospectus.

         In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not limited to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

         It is suggested that shareholders holding certificated shares or shares registered in other than individual names contact the Transfer Agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within five business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven days of payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

         The requirements for IRA redemptions are different from those for regular accounts. For more information call 1-800-225-5163.

Redemption-in-Kind

         The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing a Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

Other Information

         Clients, officers or employees of the Adviser or of an affiliated organization, and members of such clients', officers' or employees' immediate families, banks and members of the NASD may direct redemption requests to the Trust through Scudder Investor Services, Inc. at Two International Place, Boston, Massachusetts 02110-4103 by letter, fax, TWX, or telephone. A two-part confirmation will be mailed out promptly after receipt of the request. A written request in good order as described above and any certificates with a proper original signature guarantee(s), as described in the Funds' prospectuses under "Transaction information--Signature guarantees", should be sent with a copy of the invoice to Scudder Service Corporation, Confirmed Processing Department, Two International Place, Boston, Massachusetts 02110-4103. Failure to deliver shares or required documents (see above) by the settlement date may result in cancellation of the trade and the shareholder will be responsible for any loss incurred by a Fund or the principal underwriter by reason of such cancellation. The Trust shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse a Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the shareholder will be absorbed by the principal underwriter. Any net gains so resulting will accrue to a Fund. For this group, repurchases will be carried out at the net asset value next computed after such repurchase requests have been received. The arrangements described in this paragraph for repurchasing shares are discretionary and may be discontinued at any time.

         If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder will receive in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Funds do not impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemption of shares, including an exchange into another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

         The Trust's Declaration of Trust provides that the determination of net asset value may be suspended and a shareholder's right to redeem shares and to receive payments may be suspended at times during which a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) a governmental body having jurisdiction over the Trust may, by order, permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in
(b), (c) or (d) exist.

         If transactions at any time reduce a shareholder's account balance in the Fund to below $1,000 in value, the Trust may notify the shareholder that, unless the account balance is brought up to at least $1,000, the Trust will redeem all shares in the Fund and close the account by making payment to the shareholder. The shareholder has sixty days to bring the account balance up to $1,000 before any action will be taken by the Trust. No transfer from an existing account to a new Scudder fund account should be for less than $1,000; otherwise the new account may be redeemed as described above. (This policy applies to accounts of new shareholders but does not apply to certain Special Plan Accounts.) The Trustees have the authority to change the minimum account size.

                   FEATURES AND SERVICES OFFERED BY THE FUNDS

            (See "Shareholder benefits" in the Funds' prospectuses.)

The Pure No-Load(TM) Concept

         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the NASD Rules of Fair Practice, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

         Because Scudder funds do not pay any asset-based sales charges or service fees, Scudder developed and trademarked the phrase pure no-load(TM) to distinguish Scudder funds from other no-load mutual funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

         The following chart shows the potential long-term advantage of investing $10,000 in a Scudder pure no-load fund over investing the same amount in a load fund that collects an 8.50% front-end load, a load fund that collects only a 0.75% 12b-1 and/or service fee, and a no-load fund charging only a 0.25% 12b-1 and/or service fee. The hypothetical figures in the chart show the value of an account assuming a constant 10% rate of return over the time periods indicated and reinvestment of dividends and distributions.


                                Scudder                                                          No-Load Fund
                          Pure No-Load(TM)                                Load Fund with        with 0.25% 12b-1
         YEARS                  Fund               8.50% Load Fund        0.75% 12b-1 Fee             Fee
         -----                  ----               ---------------        ---------------             ---

          10                    $25,937                $23,733                $24,222                $25,354

          15                    41,772                 38,222                 37,698                 40,371

          20                    67,275                 61,557                 58,672                 64,282


         Investors are encouraged to review the fee tables on page 2 of each Fund's prospectus for more specific information about the rates at which management fees and other expenses are assessed.


Dividends and Capital Gains Distribution Options


         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of a Fund. A change of instructions for the method of payment must be received by the Transfer Agent at least five days prior to a dividend record date. Shareholders also may change their dividend option either by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. Please include your account number with your written request. See "How to contact Scudder" in the Funds' prospectuses for the address.

         Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of a Fund.

         Investors may also have dividends and distributions automatically deposited in their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

         Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Diversification

         Your investment in each Fund represents an interest in a large, diversified portfolio of carefully selected securities. Diversification may protect you against the possible risks associated with concentrating in fewer securities.

Scudder Funds Centers

         Investors may visit any of the Fund Centers maintained by the Distributor listed in the Funds' prospectuses. The Centers are designed to provide individuals with services during any business day. Investors may pick up literature or obtain assistance with opening an account, adding monies or special options to existing accounts, making exchanges within the Scudder Family of Funds, redeeming shares or opening retirement plans. Checks should not be mailed to the Centers but should be mailed to "The Scudder Funds" at the address listed under "How to contact Scudder" in the prospectuses.

Reports to Shareholders

         The Trust issues shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights. The Trust presently intends to distribute to shareholders informal quarterly reports during the intervening quarters, containing a statement of the investments of the Funds.

Transaction Summaries

         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.


                           THE SCUDDER FAMILY OF FUNDS

              (See "Investment products and services" in the Fund's
                                  prospectus.)

         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow. Initial purchases in each Scudder fund must be at least $1,000 or $500 in the case of IRAs. Subsequent purchases must be for $100 or more. Minimum investments for special plan accounts may be lower.

MONEY MARKET

         Scudder Cash Investment Trust ("SCIT") seeks to maintain the stability of capital, and consistent therewith, to maintain the liquidity of capital and to provide current income through investment in a supervised portfolio of short-term debt securities. SCIT intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder U.S. Treasury Money Fund seeks to provide safety, liquidity and stability of capital and consistent therewith to provide current income through investment in a supervised portfolio of U.S. Government and U.S. Government guaranteed obligations with maturities of not more than 762 calendar days. The Fund intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

INCOME

         Scudder Emerging Markets Income Fund seeks to provide high current income and, secondarily, long-term capital appreciation through investments primarily in high-yielding debt securities issued in emerging markets.

         Scudder Global Bond Fund seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund will seek capital appreciation.

         Scudder GNMA Fund seeks to provide investors with high current income from a portfolio of high-quality GNMA securities.

         Scudder Income Fund seeks to earn a high level of income consistent with the prudent investment of capital through a flexible investment program emphasizing high-grade bonds.

         Scudder International Bond Fund seeks to provide income from a portfolio of high-grade bonds denominated in foreign currencies. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

         Scudder Short Term Bond Fund seeks to provide a higher and more stable level of income than is normally provided by money market investments, and more price stability than investments in intermediate- and long-term bonds.

         Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with the minimization of reinvestment risks through investments primarily in zero coupon securities.

TAX FREE MONEY MARKET

         Scudder Tax Free Money Fund ("STFMF") is designed to provide investors with income exempt from regular federal income tax while seeking stability of principal. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder California Tax Free Money Fund* is designed to provide California taxpayers income exempt from California state and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

         Scudder New York Tax Free Money Fund* is designed to provide New York taxpayers income exempt from New York state, New York City and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

TAX FREE

         Scudder High Yield Tax Free Fund seeks to provide high income which is exempt from regular federal income tax by investing in investment-grade municipal securities.

         Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Managed Municipal Bonds seeks to provide income which is exempt from regular federal income tax primarily through investments in long-term municipal securities with an emphasis on high quality.

         Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation by investing in high-grade municipal securities of intermediate maturities.

* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder California Tax Free Fund* seeks to provide income exempt from both California and regular federal income taxes through the professional and efficient management of a portfolio consisting of California state, municipal and local government obligations.

         Scudder Massachusetts Limited Term Tax Free Fund* seeks to provide as high a level of income exempt from Massachusetts personal and regular federal income tax as is consistent with a high degree of principal stability.

         Scudder Massachusetts Tax Free Fund* seeks to provide income exempt from both Massachusetts and regular federal income taxes through the professional and efficient management of a portfolio consisting of Massachusetts state, municipal and local government obligations.

         Scudder New York Tax Free Fund* seeks to provide income exempt from New York state, New York City and regular federal income taxes through the professional and efficient management of a portfolio consisting of investments in New York state, municipal and local government obligations.

         Scudder Ohio Tax Free Fund* seeks to provide income exempt from both Ohio and regular federal income taxes through the professional and efficient management of a portfolio consisting of Ohio state, municipal and local government obligations.

         Scudder Pennsylvania Tax Free Fund* seeks to provide income exempt from both Pennsylvania and regular federal income taxes through a portfolio consisting of Pennsylvania state, municipal and local government obligations.

GROWTH AND INCOME

         Scudder Balanced Fund seeks to provide a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities.

         Scudder Growth and Income Fund seeks to provide long-term growth of capital, current income, and growth of income through a portfolio invested primarily in common stocks and convertible securities by companies which offer the prospect of growth of earnings while paying current dividends.

GROWTH

         Scudder Capital Growth Fund seeks to maximize long-term growth of capital through a broad and flexible investment program emphasizing common stocks.

         Scudder Development Fund seeks to achieve long-term growth of capital primarily through investments in marketable securities, principally common stocks, of relatively small or little-known companies which in the opinion of management have promise of expanding their size and profitability or of gaining increased market recognition for their securities, or both.

         Scudder Global Fund seeks long-term growth of capital primarily through a diversified portfolio of marketable equity securities selected on a worldwide basis. It may also invest in debt securities of U.S. and foreign issuers. Income is an incidental consideration.

         Scudder   Global  Small  Company  Fund  seeks   above-average   capital
         appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

         Scudder Gold Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold.

* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

         Scudder Greater Europe Growth Fund seeks long-term growth of capital through investments primarily in the equity securities of European companies.

         Scudder International Fund seeks long-term growth of capital through investment principally in a diversified portfolio of marketable equity securities selected primarily to permit participation in non-U.S. companies and economies with prospects for growth. It also invests in fixed-income securities of foreign governments and companies, with a view toward total investment return.

         Scudder  Latin  America  Fund  seeks  to  provide   long-term   capital
         appreciation through investment primarily in the securities of Latin American issuers.

         Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

         Scudder Quality Growth Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S.
         growth companies.

         Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies.

         Scudder Value Fund seeks long-term growth of capital through investment in undervalued equity securities.

         The  Japan  Fund,  Inc. seeks capital appreciation  through  investment
         in  Japanese  securities,   primarily  in  common  stocks  of  Japanese
         companies.


         The net asset values of most Scudder Funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder Funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

         The Scudder Family of Funds offers many conveniences and services, including: active professional investment management; broad and diversified investment portfolios; pure no-load funds with no commissions to purchase or redeem shares or Rule 12b-1 distribution fees; individual attention from a service representative of Scudder Investor Relations; easy telephone exchanges into other Scudder funds; shares redeemable at net asset value at any time.

                              SPECIAL PLAN ACCOUNTS

    (See "Scudder tax-advantaged retirement plans," "Purchases--By Automatic Investment Plan" and "Exchanges and redemptions--By Automatic Withdrawal
                       Plan" in the Funds' prospectuses.)

         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

         Shares of each Fund may also be a permitted investment under profit sharing and pension plans and IRA's other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans:  Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals

         Shares of each Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Code.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

         Shares of each Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA:  Individual Retirement Account

         Shares of each Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Code.

         A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

         An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,250 for married couples if one spouse has earned income of no more than $250). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

         The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                             Value of IRA at Age 65
                 Assuming $2,000 Deductible Annual Contribution

         Starting
          Age of                                         Annual Rate of Return
       Contributions                    5%                        10%                       15%
---------------------------- ------------------------- -------------------------- -------------------------
            25                      $253,680                   $973,704                $4,091,908
            35                       139,522                    361,887                   999,914
            45                        69,439                    126,005                   235,620
            55                        26,414                     35,062                    46,699

         This next table shows how much individuals would accumulate in non-IRA accounts by age 65 if they start with $2,000 in pretax earned income at the beginning of each year (which is $1,380 after taxes are paid), assuming average annual returns of 5, 10 and 15%. (At withdrawal, a portion of the accumulation in this table will be taxable.)

                          Value of a Non-IRA Account at
                   Age 65 Assuming $1,380 Annual Contributions
                 (post tax, $2,000 pretax) and a 31% Tax Bracket
         Starting
          Age of                                         Annual Rate of Return
       Contributions                    5%                        10%                       15%
---------------------------- ------------------------- -------------------------- -------------------------
            25                      $119,318                   $287,021                  $741,431
            35                        73,094                    136,868                   267,697
            45                        40,166                     59,821                    90,764
            55                        16,709                     20,286                    24,681

Scudder 403(b) Plan

         Shares of each Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

         Non-retirement plan shareholders who currently own or purchase $10,000 or more of shares of a Fund may establish an Automatic Withdrawal Plan. The investor can then receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Payments are mailed at the end of each month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain signature guarantee(s) as described under "Transaction information--Redeeming shares--Signature guarantees" in each Fund's prospectus. Any such requests must be received by the Funds' transfer agent by the 15th of the month in which such change is to take effect. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.

Group or Salary Deduction Plan

         An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Trust and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

         The Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan. In this case, the minimum initial investment is $500.

         The Trust reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

Scudder Trust Company

         Annual service fees are paid by each Fund to Scudder Trust Company, an affiliate of the Adviser, for certain retirement plan accounts and are included in the fees paid to the Transfer Agent.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          (See "Distribution and performance information--Dividends and capital gains distributions" in the Funds' prospectuses.)

         Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. If it appears to be in the best interest of a Fund and its shareholders, a Fund may retain all or part of such gain for reinvestment after paying the related federal income taxes which shareholders may then claim as a credit on their returns. (See "TAXES.") If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, a Fund may be subject to that excise tax. (See "TAXES.") In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

         The Funds intend to declare in December any net realized capital gains resulting from its investment activity and any dividend from investment company taxable income. The Funds intend to distribute the December dividends and capital gains either in December or in the following January. Any dividends or capital gains distributions declared in October, November, or December with a record date in that month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent.

                             PERFORMANCE INFORMATION

                       (See "Distribution and performance
                      information--Performance information"
                          in the Funds' prospectuses.)

         From time to time, quotations of the Funds' performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated in the following manner:

Average Annual Total Return

         Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of a Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Funds' shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

                  Where:

                   T        =       Average Annual Total Return
                   P        =       a hypothetical initial investment of $1,000
                   n        =       number of years
                   ERV      =       ending redeemable value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

      Average Annual Total Return for the periods ended September 30, 1995

                               One year         Five years           Ten years
                               --------         ----------           ---------

   Capital Growth Fund          21.96%            18.19%              14.93%

                               One year      Life of Fund^(1)
                               --------      ----------------

        Value Fund             23.62%*           13.15%*

(1)     For the period beginning December 31, 1992 (commencement of operations).


* The Adviser maintained Fund expenses for the period December 31, 1992 through September 30, 1993 and for the two fiscal years ended September 30, 1995. The Average Annual Total Return for one year and for the life of the Fund, had the Adviser not maintained Fund expenses, would have been lower.


         As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for a Fund will vary based on changes in market conditions and the level of a Fund's expenses.

         In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Cumulative Total Return

         Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Funds' shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                         C = (ERV/P) - 1
                  Where:

                   C        =       Cumulative Total Return

                   P        =       a hypothetical initial investment of $1,000

                   ERV      =       ending redeemable value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

        Cumulative Total Return for the periods ended September 30, 1995

                             One year          Five years          Ten years
                             --------          ----------          ---------

   Capital Growth Fund        21.96%            130.60%             302.05%

                             One year       Life of Fund^(1)
                             --------       ----------------

        Value Fund           23.62%*            40.43%*

(1)     For the period beginning December 31, 1992 (commencement of operations).


* The Adviser maintained Fund expenses for the period December 31, 1992 through September 30, 1993 and for the two fiscal years ended September 30, 1995. The Cumulative Total Return for one year and for the life of the Fund, had the Adviser not maintained Fund expenses, would have been lower.


Total Return

         Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

Capital Change

         Capital change measures the return from invested capital including reinvested capital gains distributions. Capital change does not include the reinvestment of income dividends.

         From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of a Fund apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of the Funds' performance data.

         These figures can be described in the following manner:

         Net cash flow is gross subscriptions minus gross redemptions for a particular time period. Net cash flow is a negative number when redemptions exceed subscriptions.

         Net subscriptions is any positive net cash flow.

         Gross subscriptions are the sum of all the individual subscriptions over a specified period of time. It should be noted that subscriptions include distributions reinvested at the shareholders' request.

         In the period from September 30, 1994, to September 30, 1995, Capital Growth Fund went from 93,315 accounts to 84,417 accounts and Value Fund went from 3,926 accounts to 6,953 accounts. During the same period, net assets for Capital Growth Fund went from $1.338 billion to $1.491 billion and from $35.099 million to $68.1 million for Value Fund. In this period, gross subscriptions for the Capital Growth Fund and Value Fund were $245.2 million and $49.2 million, respectively.

         Net asset growth is any positive outcome of the following: gross subscriptions less gross redemptions plus any capital change due to the fluctuating prices of the securities in a Fund. Basically, therefore, it is net cash flow plus any capital change where the outcome of that summation is positive. The formula is:

         Net Asset Growth = Gross Subscriptions - Gross Redemptions + Capital Change

         Net account growth is the total number of accounts in a Fund at one point in time minus the total number of accounts at an earlier point in time where the outcome of the calculation is positive. This is a quick way of describing what is in fact a more complicated process of adding new accounts even as some old accounts are closing. If new accounts open faster than old accounts close, there is net account growth. This growth can also be expressed as a percentage.

         The net subscription rate is described as a matter of those new net assets not due to capital change. Specifically, the net subscription rate is the net cash flow divided by the average asset size of a Fund for the period in question, expressed as a percentage.

         The gross subscription rate can also be similarly described. In fact, the formula would follow the pattern for the net subscription rate, but uses a gross figure instead of a net figure. Gross subscriptions would be substituted for net cash flow in a simple variation on the same basic idea.

Comparison of Portfolio Performance

         A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

         In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones
Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P 500), the NASDAQ OTC Composite Index, the NASDAQ Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations.

         From time to time, in marketing and other Fund literature, (Trustees)(Directors) and officers of the Funds, the Funds' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Funds. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

         The Funds may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

         Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares the Funds to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

         Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.


Scudder's Theme: Build Create Provide Marketing and fund literature may refer to Scudder's theme: "Build Create Provide." This theme intends to encapsulate the composition of a sound investment philosophy, one through which Scudder can help provide investors appropriate avenues for pursuing dreams. Individuals recognize the need to build investment plans that are suitable and directed at achieving one's financial goals. The desired result from planning and a long-term commitment to it is the ability to build wealth over time. While there are no guarantees in the pursuit of wealth through investing, Scudder believes that a sound investment plan can enhance one's ability to achieve financial goals that are clearly defined and appropriately approached. Wealth, while a relative term, may be defined as the freedom to provide for those interests which you hold most important -- your family, future, and/or your community.


         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds. Sources for Fund performance information and articles about the Funds include the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC/Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and "Donoghue's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Smart Money, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication put out 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

                            ORGANIZATION OF THE FUNDS

              (See "Fund organization" in the Funds' prospectuses.)

         The Funds are separate series of Scudder Equity Trust. Scudder Equity Trust, formerly Scudder Capital Growth Fund, is a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985, as amended. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees have the authority to issue additional series of shares. If more than one series of shares were issued and a series were unable to meet its obligations, the remaining series might have to assume the unsatisfied obligations of that series. All shares of Scudder Capital Growth Fund and Scudder Value Fund are of one class and have equal rights as to voting, dividends and liquidation. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Funds' prospectuses.

         The Trustees, in their discretion, may authorize the division of shares of a Fund (or shares of a series) into different classes, permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Trustees have no present intention of taking the action necessary to effect the division of shares into separate classes (which under present regulations would require a Fund first to obtain an exemptive order of the SEC), nor of changing the method of distribution of shares of a Fund.

         Currently, the assets of Scudder Equity Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of Scudder Equity Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of Scudder Equity Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of Scudder Equity Trust, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

         The Trust's predecessor was organized in 1966 as a Delaware corporation under the name "Scudder Duo-Vest Inc." as a closed-end, diversified dual-purpose investment company. Effective April 1, 1982, its original dual-purpose nature was terminated and it became an open-end investment company with only one class of shares outstanding. At a Special Meeting of Shareholders held May 18, 1982, the shareholders voted to amend the investment objective to seek to maximize long-term growth of capital and to change the name of the corporation to "Scudder Capital Growth Fund, Inc." ("SCGF, Inc."). The fiscal year end of SCGF, Inc. was changed from March 31 to September 30 by action of its Directors on May 18, 1982. Effective as of September 30, 1982, Scudder Special Fund, Inc. was merged into SCGF, Inc. In October 1985, the Fund's form of organization was changed to a Massachusetts business trust upon approval of the shareholders.

         Shares of Scudder Equity Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

         The Trust has a Declaration of Trust which provides that obligations of a Fund are not binding upon the Trustees individually but only upon the property of that Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Fund involved will indemnify the Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund involved. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         No series of the Trust shall be liable for the obligations of any other series.

                               INVESTMENT ADVISER

           (See "Fund organization--Investment adviser" in the Funds'
                                 prospectuses.)

         Scudder, Stevens & Clark, Inc., an investment counsel firm, acts as investment adviser to each Fund. This organization is one of the most experienced investment management firms in the U.S. It was established in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953, the Adviser introduced Scudder International Fund, Inc. the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The firm reorganized from a partnership to a corporation on June 28, 1985.

         The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, Scudder World Income Opportunities Fund, Inc., The Argentina Fund, Inc., The Brazil Fund, Inc., The First Iberian Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc. and The Latin America Dollar Income Fund, Inc. Some of the foregoing companies or trusts have two or more series.

         The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $11 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust and AARP Cash Investment Funds.

         The Adviser maintains a large research department, which conducts ongoing studies of the factors that affect the position of various industries, companies and individual securities. In this work, the Adviser utilizes certain reports and statistics from a wide variety of sources, including brokers and dealers who may execute portfolio transactions for the Fund and other clients of the Adviser, but conclusions are based primarily on investigations and critical analyses by its own research specialists.

         Certain investments may be appropriate for more than one Fund and also for other clients advised by the Adviser. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same date. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of the most favorable net results to a Fund.

         The Investment Management Agreement between the Trust, on behalf of Capital Growth Fund, and the Adviser was last approved by the Trustees on September 6, 1995 and by the Fund's shareholders on December 13, 1990. The Investment Management Agreement between the Trust, on behalf of Value Fund, and the Adviser was last approved by the Trustees on September 6, 1995 and by the initial shareholders of the Fund on December 30, 1992. The Capital Growth Fund Agreement dated December 14, 1990 and the Value Fund Agreement dated December 28, 1992 (collectively, the "Agreements") will continue in effect until September 30, 1996 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by vote of the Trustees or by a majority of the outstanding voting securities of that Fund. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of their assignment.

         Under each Agreement, the Adviser regularly provides a Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines which securities shall be purchased for the portfolio of that Fund, which portfolio securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Declaration of Trust and By-Laws, of the 1940 Act and the Code, and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Trustees may from time to time establish. The Adviser also advises and assists the officers of a Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of a Fund.

         The Adviser pays the compensation and expenses (except those for attending Board and Committee meetings outside New York, New York or Boston, Massachusetts) of all Trustees, officers and executive employees of the Trust affiliated with the Adviser and makes available, without expense to the Funds, the services of the Adviser's directors, officers, and employees as may duly be elected officers, subject to their individual consent to serve and to any limitations imposed by law, and provides the Trust's office space and facilities and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work.

         For the Adviser's services, Capital Growth Fund pays the Adviser a fee equal to 0.75 of 1% on the first $500 million of average daily net assets; 0.65 of 1% on the next $500 million of such assets; and 0.60 of 1% on assets in excess of $1 billion, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

         For the fiscal years ended September 30, 1993, 1994 and 1995, Capital Growth Fund incurred aggregate fees pursuant to its then effective investment advisory agreement of $8,539,125, $9,199,315 and $9,118,015, respectively.

         For the Adviser's services, Value Fund pays the Adviser an annual fee equal to 0.70% of average daily net assets, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the period December 31, 1992 (commencement of operations) to September 30, 1993 and for the fiscal year ended September 30, 1994, the Adviser did not impose a portion of its  management  fees  amounting  to $29,834  and  $119,841, respectively and the amounts imposed amounted to $17,827 and $112,125, respectively. The Adviser has voluntarily agreed to waive management fees or reimburse the Fund to the extent necessary so that the total annualized expenses of the Fund do not exceed 1.25% of the average daily net assets until July 31, 1996. The Adviser retains the ability to be repaid by the Fund if expenses fall below the specified limit prior to the end of the fiscal year. These expense limitation arrangements can decrease the Fund's expenses and improve its performance. During the fiscal year ended September 30, 1995, these agreements resulted in a reduction of management fees paid by the Fund of $95,355. For the fiscal year ended September 30, 1995, the Adviser imposed a portion of its management fee amounting to $257,942.

         Under each Agreement a Fund is responsible for all of its other expenses including broker's commissions; legal, auditing and accounting expenses; the calculation of net asset value; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates or any other expenses including clerical expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; fees and expenses incurred in connection with membership in investment company organizations; the fees and expenses of the Trustees, officers and employees of the Fund who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Trust may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Funds. The Funds are also responsible for expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto. Each Agreement expressly provides that the Adviser shall not be required to pay a pricing agent of any Fund for portfolio pricing services, if any.

         Each Agreement requires the Adviser to reimburse the Funds for annual expenses in excess of the lowest applicable expense limitation imposed by the states in which a Fund is at the time offering its shares for sale, although no payments are required to be made by the Adviser pursuant to this reimbursement provision in excess of the annual fee paid by a Fund to the Adviser. Management has been advised that, while some states have eliminated expense limitations and others may do so in the future, the lowest of such limitations is presently 2 1/2% of such net assets up to $30 million, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of that amount. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitation. For the fiscal years ended September 30, 1993, 1994 and 1995, such expenses for Capital Growth Fund equaled 0.96%, 0.97% and 0.98%, respectively, of the Fund's average net assets. For the period December 31, 1992 (commencement of operations) to September 30, 1993 and the fiscal years ended September 30, 1994 and 1995, such expenses for Value Fund equaled 1.25% of the Fund's average net assets. If reimbursement is required, it will be made as promptly as practicable after the end of the Funds' fiscal year. However, no fee payment will be made to the Adviser during any fiscal year which will cause year-to-date expenses to exceed the cumulative pro-rata expense limitation at the time of such payment.

         The Adviser renders significant administrative services (not otherwise provided by third parties) necessary for a Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Funds (such as the Funds' transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Funds' federal, state and local tax returns; preparing and filing the Funds' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Funds under applicable federal and state securities laws; maintaining the Funds' books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Funds; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds' operating budget; processing the payment of the Funds' bills; assisting the Funds in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Funds in the conduct of its business, subject to the direction and control of the Trustees.

         Each Agreement also provides that the Trust and a Fund may use any name derived from the name "Scudder, Stevens & Clark" only as long as that Agreement or any extension, renewal or amendment thereof remains in effect.

         In reviewing the terms of each Agreement and in discussions with the Adviser concerning each Agreement, Trustees who are not "interested persons" of the Trust are represented by independent counsel at the Funds' expense.

         Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which each Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreements.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

         None of the officers or Trustees of the Trust may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of a Fund.

Personal Investments by Employees of the Adviser

     Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                              TRUSTEES AND OFFICERS

                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Trust            Occupation**                       Services, Inc.
-----------                           ----------            ------------                       --------------

Daniel Pierce*#+                      President and         Chairman of the Board and          Vice President,
                                      Trustee               Managing Director of Scudder,      Assistant Treasurer and
                                                            Stevens & Clark, Inc.              Director

Paul Bancroft III                     Trustee               Venture Capitalist and             --
1120 Cheston Lane                                           Consultant; Retired President
Queenstown, MD                                              and Chief Executive Officer of
                                                            Bessemer Securities Corporation

Sheryle J. Bolton                     Trustee               Consultant                         --
20 Hilltop Road
Waccabue, NY 10597

Thomas J. Devine                      Trustee               Consultant                         --
641 Lexington Avenue
New York, NY

Keith R. Fox                          Trustee               President, Exeter Capital          --
10 East 53rd Street                                         Management Corporation
New York, NY 10022

David S. Lee*+                        Vice President and    Managing Director of Scudder,      President, Assistant
                                      Trustee               Stevens and Clark, Inc.            Treasurer and Director

Douglas M. Loudon*++                  Vice President and    Managing Director of Scudder,      Senior Vice President
                                      Trustee               Stevens and Clark, Inc.

Wilson Nolen                          Trustee               Consultant, June 1989 to           --
1120 Fifth Avenue                                           present, Corporate Vice
New York, NY                                                President of Becton, Dickinson &
                                                            Company (manufacturer of medical
                                                            and scientific products), from
                                                            1973 to June 1989

Juris Padegs*++#                      Vice President and    Managing Director of Scudder,      Vice President and
                                      Trustee               Stevens and Clark, Inc.            Director

Gordon Shillinglaw                    Trustee               Professor Emeritus of              --
196 Villard Avenue                                          Accounting, Columbia University
Hastings-on-Hudson, NY                                      Graduate School of Business

Robert W. Lear                        Honorary Trustee      Executive-in-Residence Columbia    --
429 Silvermine Road                                         University Graduate School of
New Canaan, CT                                              Business

                                       41

                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Trust            Occupation**                       Services, Inc.
-----------                           ----------            ------------                       --------------

Robert G. Stone, Jr.                  Honorary Trustee      Chairman of the Board and         --
405 Lexington Avenue                                        Director, Kirby Corporation
39th Floor                                                  (marine transportation, diesel
New York, NY  10174                                         repair and property and casualty
                                                            insurance in Puerto Rico)

Donald E. Hall@                       Vice President        Managing Director of Scudder,      --
                                                            Stevens and Clark, Inc.

Jerard K. Hartman++                   Vice President        Managing Director of Scudder,      --
                                                            Stevens and Clark, Inc.

Thomas W. Joseph+                     Vice President        Principal of Scudder, Stevens &    Vice President,
                                                            Clark, Inc.                        Director, Treasurer,
                                                                                               and Assistant Clerk

Kathleen T. Millard++                 Vice President        Principal of Scudder, Stevens &    --
                                                            Clark, Inc.

Thomas F. McDonough+                  Vice President,       Principal of Scudder, Stevens &    Clerk
                                      Secretary and         Clark, Inc.
                                      Assistant Treasurer

Pamela A. McGrath+                    Vice President and    Managing Director of Scudder,      --
                                      Treasurer             Stevens & Clark, Inc.

Edward J. O'Connell ++                Vice President and    Principal of Scudder, Stevens &    Assistant Treasurer
                                      Assistant Treasurer   Clark, Inc.


Kathryn L. Quirk++                    Vice President and    Managing Director of Scudder,      Vice President
                                      Assistant Secretary   Stevens and Clark, Inc.


Coleen Downs Dinneen+                 Assistant Secretary   Vice President of Scudder,         Assistant Clerk
                                                            Stevens & Clark, Inc.

* Messrs. Lee, Loudon, Padegs and Pierce are considered by the Trust and its counsel to be persons who are "interested persons" of the Adviser or of the Trust (within the meaning of the 1940 Act).
** Unless otherwise stated, all the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.
# Messrs. Padegs and Pierce are members of the Executive Committee, which may exercise all of the powers of the Trustees when they are not in session.
+        Address:  Two International Place, Boston, Massachusetts
++       Address:  345 Park Avenue, New York, New York
@        Address:  333 South Hope Street, Los Angeles, California


         As of December 31, 1995 all Trustees and officers of the Trust as a group owned beneficially (as that term is defined in Section 13(d) under the Securities and Exchange Act of 1934) 1,244,749 shares, or 1.65% of the shares of Capital Growth Fund.

         As of December 31, 1995 all Trustees and officers of the Trust as a group owned beneficially (as that term is defined in Section 13(d) under the Securities and Exchange Act of 1934) 216,297 shares, or 4.60% of the shares of

Value Fund. Certain accounts for which the Adviser acts as investment adviser owned 790,934 shares in the aggregate of Value Fund, or 16.81% of the outstanding shares on December 31, 1995. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.


         To the best of the Trust's knowledge, as of December 31, 1995 no person owned beneficially more than 5% of a Fund's outstanding shares.

         The Trustees and officers of the Trust also serve in similar capacities with other Scudder funds.

                                  REMUNERATION

         Several of the officers and Trustees of the Trust may be officers or employees of the Adviser, the Distributor, the Transfer Agent, Scudder Trust Company or Scudder Fund Accounting Corporation, from whom they receive compensation, as a result of which they may be deemed to participate in the fees paid by the Trust. The Funds pay no direct remuneration to any officer of the Trust. However, each of the Trustees who is not affiliated with the Adviser will be paid by the Trust. Each of these unaffiliated Trustees receives an annual Trustee's fee of $4,000 plus $400 for attending each Trustees' meeting, audit committee meeting or meeting held for the purpose of considering arrangements between the Fund and the Adviser or any of its affiliates. Each unaffiliated Trustee also receives $150 per committee meeting attended other than those set forth above. For the fiscal year ended September 30, 1995, Capital Growth Fund paid such Trustees $42,609 and Value Fund paid such Trustees $43,076.

The following Compensation Table provides, in tabular form, the following data:


Column (1): All Trustees who receive compensation from the Trust.
Column (2): Aggregate compensation received by a Trustee from all the series of the Trust.
Columns (3) and (4): Pension or retirement benefits accrued or proposed be paid by the Fund Complex. Scudder Equity Trust does not pay its Trustees such benefits.
Column (5): Total compensation received by a Trustee from the Trust, plus compensation received from all funds managed by the Adviser for which a Trustee serves. The total number of funds from which a Trustee receives such compensation is also provided in column (5). Generally, compensation received by a Trustee for serving on the board of a closed-end fund is greater than the compensation received by a Trustee for serving on the board of an open-end fund.



                               Compensation Table
                      for the year ended December 31, 1995

         (1)                       (2)                      (3)                   (4)                    (5)

                       Aggregate Compensation from                                                 Total Compensation
                          Scudder Equity Trust           Pension or                                      From
                        (consisting of two Funds:    Retirement Benefits    Estimated Annual      Scudder Equity Trust
  Name of Person,      Scudder Capital Growth Fund   Accrued As Part of       Benefits Upon          and Fund Complex
      Position           and Scudder Value Fund)       Fund Expenses           Retirement           Paid to Trustee
===================== ============================== ==================== ===================== =========================

Paul Bancroft III,                $17,200                   N/A                    N/A                  $142,067
Trustee                                                                                                (15 funds)


Sheryle J. Bolton,                 $1,686                   N/A                    N/A                   $5,501
Trustee                                                                                                 (7 funds)


Thomas J. Devine,                 $17,200                   N/A                    N/A                  $146,267
Trustee                                                                                                (17 funds)

Keith R. Fox,                      $1,686                   N/A                    N/A                   $1,686
Trustee                                                                                                 (2 funds)

Wilson Nolen,                     $16,400                   N/A                    N/A                  $148,342
Trustee                                                                                                (16 funds)

Gordon Shillinglaw,               $18,000                   N/A                    N/A                  $102,097
Trustee                                                                                                (15 funds)

Robert G. Stone, Jr.,             $15,534                   N/A                    N/A                  $137,514
Honorary Trustee                                                                                       (15 funds)

                                   DISTRIBUTOR

         The Trust has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Adviser. This underwriting agreement dated May 1, 1987 will remain in effect until September 30, 1996 and from year to year thereafter only if its continuance is approved annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Trustees or a majority of the outstanding voting securities of the Trust. The underwriting agreement was last approved by the Trustees on September 6, 1995.

         Under the principal underwriting agreement, the Trust is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Trust's registration statement and prospectuses and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Trust or a Fund as a broker/dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications (including newsletters) to shareholders of a Fund; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issuance taxes or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both a Fund and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of a Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Funds to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of service representatives, a portion of the cost of computer terminals, and of any activity which is primarily intended to result in the sale of the Fund's shares.

         Note: Although each Fund currently has no 12b-1 Plan and shareholder approval would be required in order to adopt one, the underwriting agreement provides that a Fund will also pay those fees and expenses permitted to be paid or assumed by a Fund pursuant to a 12b-1 Plan, if any, adopted by a Fund, notwithstanding any other provision to the contrary in the underwriting agreement and a Fund or a third party will pay those fees and expenses not specifically allocated to the Distributor in the underwriting agreement.

         As agent, the Distributor currently offers shares of a Fund on a continuous basis to investors in all states. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged the investor. The Distributor has made no firm commitment to acquire shares of a Fund.

                                      TAXES

   (See "Distribution and performance information--Dividends and capital gains distributions" and "Transaction information--Tax information and Tax identification number" in the Funds'
                                 prospectuses.)

         Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code or a predecessor statute and has qualified as such from its inception. Each Fund intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision of management or investment practices or policies.

         A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain in excess of net long-term capital loss) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

         Investment company taxable income generally is made up of dividends, interest, and net short-term capital gains in excess of net long-term capital losses, less expenses. Net capital gains (the excess of net long-term capital gain over net short-term capital loss) are computed by taking into account any capital loss carryforward of a Fund. Presently, each Fund has no capital loss carryforward.

         Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions at least equal to the sum of 98% of a Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses as prescribed in the Code) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income.

         Dividends from domestic corporations are expected to comprise a substantial part of each Fund's gross income. To the extent that such dividends constitute a portion of each Fund's gross income, a portion of the income distributions of a Fund may be eligible for the dividends received deduction for corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than 46 days.

         Distributions of net capital gains are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions are not eligible for the dividends received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as long-term capital gain distributions during such six-month period.

         If any net capital gains are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by that Fund, each Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of the federal income taxes paid by a Fund on such gains as a credit against personal federal income tax liabilities, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between a pro-rata share of such gains and the individual tax credit. However, retention of such gains by a Fund may cause the Fund to be liable for an excise tax on all or a portion of those gains.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and net realized capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

         An individual may make a deductible IRA contribution for any taxable year only if (i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or
(ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,050 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,050 and $50,000; $25,050 for a single individual, with a phase-out for adjusted gross income between $25,050 and $35,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,250 to IRAs for an individual and his or her nonearning spouse) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, contributions may be made to a spousal IRA even if the spouse has earnings in a given year, if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

         Distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         If a Fund invests in stock of certain foreign investment companies, that Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

         Proposed regulations have been issued which may allow a Fund to make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, a Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. No mark to market losses may be recognized. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, a Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

         Equity options (including covered call options written on portfolio stock) and over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss will be recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e. long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund's holding period for the option, and in the case of the exercise of a put option, on a Fund's holding period for the underlying property. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

         If a Fund writes a covered call option on portfolio stock, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If the option is exercised, the character of the gain or loss depends on the holding period of the underlying stock.

         Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stocks or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by a Fund.

         Many or all futures and forward contracts entered into by a Fund and many or all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on foreign currencies and options on securities indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last day of the Funds' fiscal year (as well as on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked to market

(i.e. treated as if such positions were sold at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options, and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the relevant Fund's portfolio.

         Subchapter M of the Code requires that a Fund realize less than 30% of its annual gross income from the sale or other disposition of stock or securities held for less than three months and from options, futures and forward contracts (not including certain foreign currency options, futures and forward contracts) and certain foreign currencies held less than three months. Options, futures and forward activities of a Fund may increase the amount of gains realized by the Fund that are subject to the 30% limitation. Accordingly, the amount of such activities that each Fund may engage in may be limited.


         Positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures or forward contract or nonequity option or other position governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such other position may be treated as a "mixed straddle." Mixed straddles are subject to the straddle rules of Section 1092 of the Code and may result in the deferral of losses if the non-Section 1256 position is in an unrealized gain at the end of a reporting period.


         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         Each Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.

         Shareholders may be subject to state and local taxes on distributions received from a Fund and on redemptions of each Fund's shares. Each distribution is accompanied by a brief explanation of the form and character of the distribution. By January 31 of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

         The Trust is organized as a Massachusetts business trust. Neither the Trust nor a Fund is expected to be liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund qualifies as a regulated investment company under the Code.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

         To the maximum extent feasible the Adviser places orders for portfolio transactions for each Fund through the Distributor which in turn places orders on behalf of a Fund with other brokers and dealers. The Distributor receives no commission, fees or other remuneration for this service. Allocation of brokerage is supervised by the Adviser.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable (negotiable in the case of U.S. national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Funds' purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.


         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply market quotations to Scudder Fund Accounting Corporation for appraisal purposes, or who supply research, market and statistical information to a Fund or the Adviser. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the
availability  of  securities  or  purchasers  or  sellers  of  securities,   and
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is not authorized when placing portfolio transactions for a Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction solely on account of the receipt of research, market or statistical information. The Adviser will not place orders with broker/dealers on the basis that the broker/dealer has or has not sold shares of a Fund. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.


         Subject also to obtaining the most favorable net results, the Adviser may place brokerage transactions with Bear, Stearns & Co. A credit against the custodian fee due to State Street Bank and Trust Company equal to one-half of the commission on any such transaction will be given on any such transaction.

         Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Adviser, it is the opinion of the Adviser that such information is only supplementary to the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than a Fund, and not all such information is used by the Adviser in connection with a Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to a Fund.

         In the fiscal years ended September 30, 1993, 1994 and 1995, Capital Growth Fund paid brokerage commissions of $2,522,135, $2,242,087 and $5,222,945, respectively. In the fiscal year ended September 30, 1995, the Fund paid brokerage commissions of $4,648,421 (89% of the total brokerage commissions), resulting from orders placed, consistent with the policy of seeking to obtain the most favorable net results, for transactions placed with brokers and dealers who provided supplementary research, market and statistical information to the Trust or Adviser. The amount of such transactions aggregated $1,448,192,812 (89% of all brokerage transactions). The balance of such brokerage was not allocated to any particular broker or dealer or with regard to the above-mentioned or any other special factors.

         For the fiscal years ended September 30, 1993, 1994 and 1995, Value Fund paid brokerage commissions of $62,324.54, $78,912 and $165,577, respectively. For the fiscal year ended September 30, 1995, the Fund paid brokerage commissions of $152,330 (92% of the total brokerage commissions), resulting from orders placed consistent with the policy of seeking to obtain the most favorable net results for transactions placed with brokers and dealers who provided supplementary research, market and statistical information to the Trust or Adviser. The amount of such transactions aggregated $136,573,848 (91% of all brokerage transactions). The balance of such brokerage was not allocated to any particular broker or dealer or with regard to the above-mentioned or any other special factors.

         The Trustees review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable. To date no such recapture has been effected.

Portfolio Turnover

         Capital Growth Fund's average annual portfolio turnover rate, i.e. the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less), for the fiscal years ended September 30, 1994 and 1995 was 75.8% and 153.6%, respectively. For the fiscal years ended September 30, 1994 and 1995, Value Fund had an annualized portfolio turnover rate of 74.6% and 98.2%, respectively. Higher levels of activity by the Funds result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Funds' shareholders. Purchases and sales are made for a Fund whenever necessary, in management's opinion, to meet the Funds' objectives.

                                 NET ASSET VALUE

         The net asset value of shares of each Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

         An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system is valued at its most recent sale price. Lacking any sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the NASDAQ System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

         Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated

Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Trust's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts

         The Financial Highlights of each Fund included in the Funds' prospectuses and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Coopers & Lybrand, L.L.P., One Post Office Square, Boston, Massachusetts 02109, independent accountants, and given on the authority of that firm as experts in accounting and auditing.

Shareholder Indemnification

         The Trust is an organization of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with a Fund's property or the acts, obligations or affairs of a Fund. The Declaration of Trust also provides for indemnification out of a Fund's property of any shareholder of a Fund held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Other Information

         Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in regular reports to shareholders of a Fund. These transactions will reflect investment decisions made by the Adviser in light of the objectives and policies of a Fund, and other factors, such as its other portfolio holdings and tax considerations should not be construed as recommendations for similar action by other investors.

         The name "Scudder Equity Trust" is the designation of the Trustees for the time being under a Declaration of Trust dated October 16, 1985, as amended, and all persons dealing with a Fund must look solely to the property of a Fund for the enforcement of any claims against a Fund as neither the Trustees, officers, agents, shareholders nor other series of the Trust assumes any personal liability for obligations entered into on behalf of a Fund. Upon the initial purchase of shares of a Fund, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts. All persons dealing with the Fund must look only to the assets of the Fund for the enforcement of any claims against a Fund as no other series of the Trust assumes any liabilities for obligations entered into on behalf of a Fund.

         The CUSIP number of Capital Growth Fund is 81114T-10-9.

         The CUSIP number of Value Fund is 811114T-20-8.

         Each Fund has a fiscal year end of September 30.

         The Trust employs State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as custodian for each Fund.

         Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Adviser, computes net asset values for the Funds. Each Fund pays Scudder Fund Accounting Corporation an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

         Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, dividend disbursing and shareholder service agent for each Fund. Service Corporation also provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Each Fund pays Service Corporation a fee for each account maintained for a participant of $17.55 which is $8.05 for its services as transfer and dividend paying agent and $9.50 for its services as shareholder service agent. For the fiscal year ended September 30, 1995, Capital Growth Fund and Value Fund incurred annual fees of $2,650,164 and $125,734, respectively. Please refer to "How to contact Scudder" in each Fund's prospectus or call 1-800-225-5163 for specific mailing instructions regarding your investment.

         The Funds' prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

         This Statement of Additional Information combines the information of both Scudder Capital Growth Fund and Scudder Value Fund. Each Fund, through its individual prospectus, offers only its own shares, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of a combined Statement of Additional Information.

         Costs of $44,657 incurred by Value Fund in conjunction with its organization are amortized over the five year period beginning December 31, 1992.

                              FINANCIAL STATEMENTS

Capital Growth Fund

         The financial statements, including the investment portfolio of Capital Growth Fund, together with the Report of Independent Accountants, Financial Highlights, and notes to financial statements are incorporated by reference and attached hereto in the Annual Report to Shareholders of the Fund dated September 30, 1995, and are hereby deemed to be part of this Statement of Additional Information.

Value Fund

         The financial statements, including the investment portfolio of Value Fund together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto in the Annual Report to Shareholders of the Fund dated September 30, 1995, and are hereby deemed to be part of this Statement of Additional Information.

                                    APPENDIX

         The following is a description of the ratings given by Moody's and Standard & Poor's to corporate and municipal bonds.

Ratings of Municipal and Corporate Bonds

         Standard & Poor's:

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal in the event of adverse business, financial, or economic conditions. It is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Moody's:

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




Scudder
Capital Growth
Fund

Annual Report
September 30, 1995

o A fund designed to maximize long-term capital growth through a diversified portfolio of growth-oriented common stocks.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER CAPITAL GROWTH FUND

IN BRIEF

* Scudder Capital Growth Fund returned a strong 21.96% for the 12 months ended September 30, 1995, based on a $3.38 per share increase in net asset value and a $0.73 per share capital gain distribution.

* The Fund adjusted its approach to pursuing capital appreciation during the year, focusing on those stocks believed to be undervalued on the basis of such analytical measures as price-to-cash-flow and price-to-earnings.

* The Fund's high concentrations of the past few years in such sectors as communications, media, and retail were reduced during the year due to valuation concerns and the uncertain prospects for continued earnings growth in the months ahead.

* Holdings were also reduced in areas where earnings currently are strong but stock prices are particularly sensitive to earnings disappointments, as is the case with many technology stocks.

CONTENTS

   2 In Brief

   3 Letter from the Fund's President

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

   9 Investment Portfolio

  16 Financial Statements

  19 Financial Highlights

  20 Notes to Financial Statements

  26 Report of Independent Accountants

  27 Tax Information

  29 Officers and Trustees

  30 Investment Products
     and Services

  31 How to Contact
     Scudder

LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         Falling interest rates, strong earnings growth, and a weak dollar combined to create a favorable environment for the U.S. stock market in recent months. Stock prices rallied sharply, and Scudder Capital Growth Fund returned 24.36% in the first nine months of 1995 and 21.96% for its full fiscal year.

         As you know, the Fund adjusted its investment approach during the year to include a greater emphasis on undervalued companies that historically have provided above-average returns. A value-oriented approach is an attractive strategy in any environment. However, after such impressive gains in stock prices this year, we would not be surprised to see some correction related to the potential for an economic slowdown. We believe that the long-term outlook for U.S. equities remains favorable, characterized by low inflation, low interest rates, and strong though slowing profit growth.

         I would like to take this opportunity to announce the addition of Lois Friedman to the Scudder Capital Growth Fund portfolio management team. Lois is a Vice President of Scudder, Stevens & Clark, Inc. and a member of Scudder's Global Equity Group. She joined Scudder in 1994 as a healthcare analyst, covering the industry on a global basis. Prior to joining Scudder, she worked at Putnam Investments, following the healthcare, restaurant, and supermarket industries.

         If you have questions about the Fund or your investments, please call a Scudder Investor Relations representative at 1-800-225-2470. Page 31 provides more information on how to contact Scudder. Thank you for choosing Scudder Capital Growth Fund to help meet your investment needs.

                               Sincerely,

                               /s/Daniel Pierce
                               Daniel Pierce
                               President,
                               Scudder Capital Growth Fund

Scudder Capital Growth Fund
Performance Update as of September 30, 1995
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Scudder Capital Growth Fund
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,196    21.96%    21.96%
5 Year    $23,060   130.60%    18.19%
10 Year   $40,205   302.05%    14.93%

S&P 500 Index
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,975    29.75%    29.75%
5 Year    $22,143   121.43%    17.22%
10 Year   $44,259   342.59%    16.03%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30

Scudder Capital Growth Fund
Year            Amount
----------------------
85             $10,000
86             $12,846
87             $17,860
88             $16,858
89             $24,284
90             $17,435
91             $25,428
92             $26,856
93             $34,600
94             $32,967
95             $40,205

S&P 500 Index
Year            Amount
----------------------
85             $10,000
86             $13,174
87             $18,894
88             $16,558
89             $22,023
90             $19,988
91             $26,217
92             $29,114
93             $32,900
94             $34,112
95             $44,259

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.



-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended September 30
---------------------------------

                       1986    1987    1988    1989    1990    1991    1992    1993    1994    1995
                     --------------------------------------------------------------------------------
Net Asset Value...   $17.17  $20.41  $16.10  $22.30  $14.77  $19.30  $19.12  $23.06  $19.54  $22.92
Income Dividends..   $  .23  $  .23  $  .20  $  .07  $  .16  $  .37  $  .22  $  .10  $   --  $   --
Capital Gains
Distributions.....   $ 1.88  $ 2.46  $ 2.38  $  .55  $ 1.45  $ 1.35  $  .98  $ 1.25  $ 2.62  $  .73
Fund Total
Return (%)........    28.46   39.03   -5.61   44.05  -28.20   45.85    5.61   28.83   -4.72   21.96
Index Total
Return (%)........    31.74   43.42  -12.39   32.95   -9.24   31.09   11.04   12.97    3.68   29.75

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary as of September 30, 1995
---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------

Equity Securities        97%              The Fund has remained near
Fixed Income Securities   1%              fully invested, given the
Cash Equivalents          2%              dramatic rise in the U.S.
                        ----              stock prices this year.
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Sectors (Excludes Cash Equivalents and Debt)
--------------------------------------------------------------------------
Financial               17%
Manufacturing           11%
Health                  11%               With the increasing likelihood
Consumer Staples        11%               of an economic slowdown in 1996,
Energy                   8%               we have focused on traditional
Consumer Discretionary   8%               growth sectors at the expense
Communications           8%               of economically sensitive stocks.
Durables                 6%
Service Industries       5%
Other                   15%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------
 1. Columbia/HCA Healthcare Corp.
        Leading hospital management company
 2. American Telephone & Telegraph Co.
        Telecommunication services and business systems
 3. Philip Morris Companies Inc.
        Tobacco, food products and brewing
 4. Aetna Life & Casualty Co.
        Multiline insurance company
 5. Exxon Corp.
        International energy company
 6. Bankers Trust New York Corp.
        Commercial banking
 7. RJR Nabisco Holdings Corp.
        Manufacturer of tobacco and food products
 8. Boeing Co.
        Manufacturer of jet airplanes
 9. Dillard Department Stores, Inc.
        Department stores in southwest U.S.
10. Lockheed Martin Corp.
        Manufacturer of aircraft, missiles and space equipment

Many of the Fund's ten largest holdings are companies that have restructured or whose stocks are currently out of favor.

For more complete details about the Fund's Investment Portfolio, see page 9.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

SCUDDER CAPITAL GROWTH FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         We are pleased to report a healthy 21.96% total return for Scudder Capital Growth Fund during the 12 months ended September 30, 1995. The Fund's net asset value rose $3.38 per share during the year to $22.92 at the end of September, reflecting the strong rise in U.S. equity securities in 1995. Also included in the return was a $0.73 per share capital gain distribution. For the same time period the unmanaged S&P 500 Index returned 29.75%. While strong, the Fund's return for the 12-month period lagged that of the S&P 500 largely due to weak performance among its communications, media, gaming, and retail holdings in late 1994 and early 1995.

         In recent months, the stock market environment in the United States has been influenced primarily by two factors: interest rates and earnings growth. The fear of inflation all but disappeared this year, enabling interest rates to decline. The Federal Reserve furthered this trend by lowering the federal funds rate by 0.25% in July after a series of rate hikes in 1994 and early '95. Lower rates have allowed companies to reduce their borrowing costs and increase their investment in plants and equipment. Stock prices have risen sharply. On the other hand, moderating growth in some pockets of the economy, the recent rise in the value of the dollar (which impacts the earnings of U.S. companies that sell or operate overseas), and heightened earnings expectations have made many stock prices vulnerable to earnings disappointments.

                     Valuation and Profits Outlook
                  Prompts Change in Sector Allocation

         While earnings have yet to show real signs of weakness, we believe the slowing economy will eventually take its toll, and that earnings will increasingly be revised downward over the next 12 months. Adding to the pressure on earnings are deflationary forces such as improved technologies and increased global competition, which have made price increases difficult or impossible and have squeezed profit margins for manufacturers and retailers. As a result, we trimmed areas where current valuations and earnings prospects no longer supported overweighting. With the proceeds from these sales, the Fund bought attractively valued stocks that we believe are less likely to suffer when earnings turn down, as well as those we think will continue to produce strong earnings growth despite a slowdown in economic activity. Recent purchases include stocks in the financial, tobacco, aerospace, consumer staples, and healthcare sectors.

PORTFOLIO MANAGEMENT DISCUSSION

So far the results of these changes have been positive. After lagging the S&P 500 in the first half of the fiscal year, the Fund has been an outperformer for the six months ended September 30, 1995, with a 20.25% total return versus 18.25% for the unmanaged index.

                   The Fund's Sector Allocation Has Changed
                          Dramatically Over The Year

             (Five Largest Sector Weightings Then and Now)

    -------------------------------------   ---------------------------------
                  9/30/94                               9/30/95
    -------------------------------------   ---------------------------------
    Consumer Discretionary           21%    Financial                    17%
    -------------------------------------   ---------------------------------
    Media                            20%    Manufacturing                11%
    -------------------------------------   ---------------------------------
    Communications                   13%    Health                       11%
    -------------------------------------   ---------------------------------
    Technology                        9%    Consumer Staples             11%
    -------------------------------------   ---------------------------------
    Financial                         8%    Energy                        8%
    -------------------------------------   ---------------------------------

                     Focusing on Undervalued Stocks

         When selecting stocks for purchase, we have utilized traditional valuation measures such as price-to-book, price-to-earnings, and price-to-cash-flow, viewed against the industry in which a company operates and against the stock's historic valuations. In addition, we look for companies whose earnings are depressed, but whose prospects for future earnings growth are good. Right now, these companies are hard to find. At this late stage in the economic cycle, many companies are over-earning their historic averages and are also overvalued -- but there are exceptions. Recent purchases include BankAmerica Corp. and Liz Claiborne, which we think will excel despite a less-than-rosy outlook for the retail sector as a whole; and Columbia Healthcare, a stock that is reasonably valued and yet has the potential to continue generating strong earnings gains through the acquisition of hospitals. Additionally, we favored select insurance companies such as Aetna Life & Casualty, due to the potential cost savings that could arise from restructuring in that sector. Similarly, we purchased Lockheed Martin in the aerospace sector,

PORTFOLIO MANAGEMENT DISCUSSION

because the company's recent merger with Martin Marietta has produced substantial cost savings and freed cash for such things as stock buybacks.

         When considering stocks for sale we have looked for extremes in valuation, as in the case of Microsoft, which was trading at 40 times earnings when we sold it. Overall, the Fund's technology weighting declined in recent months from 9.0% of equity at the start of the period to 4.5% on September 30 -- despite a compelling case for the industry's long-term growth. After a very strong run-up this year, we believe many technology stocks fully reflect their near-term potential and are vulnerable to earnings disappointments. Of course, there are exceptions here, too. Hewlett Packard, for example, has not enjoyed the price gains of other stocks, yet the company displays the potential for continued strong earnings growth.

                             Looking Ahead

          Given the likelihood of an economic slowdown sometime in 1996, we believe the Fund's defensive leaning, with its focus on companies that are undervalued and thus less susceptible to earnings disappointments, is appropriate. Moreover, our selection of traditionally less volatile growth stocks (such as those in the consumer staples, healthcare, and financial service sectors) should provide positive returns for the portfolio regardless of a slowdown in economic activity. While the portfolio has been structured to generate positive returns in a slowing economy, we have been careful to avoid placing too large an emphasis on one sector over another. At this point, it is still too early to tell which sectors will produce the best returns in the months ahead.

         Thank you for your continued interest in Scudder Capital Growth Fund.

Sincerely,

Your Portfolio Management Team

/s/Kathleen T. Millard              /s/Lois R. Friedman

Kathleen T. Millard                 Lois R. Friedman

Scudder Capital Growth Fund:
A Team Approach to Investing

     Scudder Capital Growth Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supportd by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's intensive resources.

     Lead Portfolio Manager Kathleen T. Millard assumed responsibility for the Fund's day-to-day management in 1995. Ms. Millard, who joined Scudder in 1991, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Lois R. Friedman, Portfolio Manager, joined the Fund in 1995 and Scudder in 1994 and has eight years of experience as an equity analyst.

INVESTMENT PORTFOLIO  as of September 30, 1995

                            % OF               PRINCIPAL                                                            MARKET
                         PORTFOLIO             AMOUNT ($)                                                          VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                            1.0%             REPURCHASE AGREEMENT

                                              14,335,000   Repurchase Agreement with UBS Securities
                                                             Inc. dated 9/29/95 at 6.05% to be
                                                             repurchased at $14,342,227 on 10/2/95,
                                                             collateralized by a $9,685,000
                                                             U.S. Treasury Note, 11.25%, 2/15/15
                                                             (Cost $14,335,000)  . . . . . . . . . . . . . . . .    14,335,000
                                                                                                                   -----------

                            1.0%             COMMERCIAL PAPER

FINANCIAL

OTHER FINANCIAL COMPANIES                     15,000,000   Deutsche Bank Financial Inc., 5.75%,  10/10/95
                                                             (Cost $14,978,437) . . . . . . . . . . . . . . . .     14,978,437
                                                                                                                   -----------

                            1.0%             FOREIGN BONDS - U.S. $ Denominated

                                               2,500,000   Argentine Republic Step-Up Series L,
                                                             5%, 3/31/23  . . . . . . . . . . . . . . . . . . .      1,212,500

                                               3,750,000   Argentine Republic Floating Rate Note,
                                                             6.81%, 3/31/05 . . . . . . . . . . . . . . . . . .      2,325,000

                                                 750,000   Federative Republic of Brazil Variable Rate
                                                             Par Bond, 4.25%, 4/15/24 . . . . . . . . . . . . .        363,750

                                                 593,750   Federative Republic of Brazil IDU,
                                                             Floating Rate Bond, 6.69%, 1/1/01. . . . . . . . .        503,203

                                               2,125,000   Federative Republic of Brazil Floating Rate
                                                             Note, 7.25%, 4/15/06 . . . . . . . . . . . . . . .      1,413,125

                                               2,000,000   Federative Republic of Brazil Floating Rate
                                                             Conversion Bond, 7.31%, 4/15/12. . . . . . . . . .      1,153,740

                                               1,560,600   Federative Republic of Brazil Variable Rate
                                                            Conversion Bond "C", 6%, 4/15/14. . . . . . . . . .        829,069

                                                 250,000   Republic of Bulgaria Interest Arrears Floating
                                                            Rate Bond, 6.75%, 7/28/11 . . . . . . . . . . . . .        112,812

                                                 500,000   Republic of Bulgaria Floating Rate Note,
                                                            Tranche A, 6.75%, 7/28/24 . . . . . . . . . . . . .        253,750

                                               2,042,972   Republic of Ecuador Global Floating Rate Bond,
                                                            4.28%, 2/27/15. . . . . . . . . . . . . . . . . . .        658,859

                                                 975,000   Republic of Ecuador Global Floating Rate Bond,
                                                            6.81%, 2/28/25. . . . . . . . . . . . . . . . . . .        477,750

                                               1,500,000   Republic of Panama Floating Rate Note,
                                                            7.25%, 5/10/02. . . . . . . . . . . . . . . . . . .      1,211,250

                                               2,625,000   Republic of Poland Floating Rate Step-Up Note,
                                                            3.25%, 10/27/14 . . . . . . . . . . . . . . . . . .      1,660,312

                                               1,250,000   Republic of Poland Global Discount Floating
                                                            Rate Note, 7.13%, 10/27/24  . . . . . . . . . . . .        967,187


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCUDDER CAPITAL GROWTH FUND


                            % OF               PRINCIPAL                                                            MARKET
                         PORTFOLIO             AMOUNT ($)                                                          VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------

                                              1,500,000    Republic of Venezuela Collateralized Fixed
                                                             Rate Par Bond (Detachable Oil Price
                                                             Indexed Value Recovery Warrants),
                                                             Series A, 6.75%, 3/31/20 . . . . . . . . . . . . .        766,874

                                                750,000    Republic of Venezuela Floating Rate Debt
                                                             Conversion Bond Series DL, 6.81%, 12/18/07 . . . .        377,813

                                              1,000,000    United Mexican States Collateralized Fixed
                                                             Rate Par Bond (Detachable Oil Price
                                                             Indexed Value Recovery Rights),
                                                             Series A, 6.25%, 12/31/19  . . . . . . . . . . . .        608,750

                                              1,500,000    United Mexican States Collateralized Fixed
                                                             Rate Par Bond (Detachable Oil Price
                                                             Indexed Value Recovery Rights),
                                                             Series B, 6.25%, 12/31/19  . . . . . . . . . . . .        913,125
                                                                                                                   -----------
                                                           Total Foreign Bonds - U.S.$ Denominated
                                                             (Cost $15,305,970) . . . . . . . . . . . . . . . .     15,808,869
                                                                                                                   -----------

                            0.0%             FOREIGN BONDS - Non-U.S. $ Denominated

                                       MXP    1,380,000    United Mexican States Treasury Bill, 12/28/95
                                                             (Cost $198,212)  . . . .  . . . . . . . . . .  . .        198,897
                                                                                                                   -----------

                            1.4%             CONVERTIBLE BOND

CONSUMER DISCRETIONARY      0.3%

DEPARTMENT & CHAIN STORES                     4,000,000    Federated Department Stores, Inc.
                                                             debenture, 5%, 10/1/03 . . . . . . . . . . . . . .      4,080,000
                                                                                                                   -----------

SERVICE INDUSTRIES          1.1%

MISCELLANEOUS COMMERCIAL
SERVICES                                     37,000,000    ADT Operations Inc. LYON, 7/6/10 . . . . . . . . . .     16,187,500
                                                                                                                   -----------
                                                           Total Convertible Bonds (Cost $18,937,425) . . . . .     20,267,500
                                                                                                                   -----------

                            0.3%             PREFERRED STOCKS
                                                SHARES
-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL

BANKS                                            40,000    First Nationwide Bank, non-cum. 11.5%
                                                             (Cost $4,040,000)  . . . . . . . . . . . . . . . .      4,440,000
                                                                                                                   -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INVESTMENT PORTFOLIO

                            % OF                                                                                    MARKET
                         PORTFOLIO              SHARES                                                             VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                           95.3%             COMMON STOCKS

CONSUMER DISCRETIONARY      7.6%

APPAREL & SHOES             1.4%                799,700    Liz Claiborne Inc. . . . . . . . . . . . . . . . . .     20,192,425
                                                                                                                   -----------

DEPARTMENT & CHAIN STORES   4.8%                134,200    Dayton Hudson Corp.  . . . . . . . . . . . . . . . .     10,182,425

                                                688,400    Dillard Department Stores, Inc. "A"  . . . . . . . .     21,942,750

                                                186,000    Federated Department Stores, Inc.*   . . . . . . . .      5,277,750

                                                315,600    J.C. Penney Co., Inc.  . . . . . . . . . . . . . . .     15,661,650

                                                266,700    May Department Stores  . . . . . . . . . . . . . . .     11,668,125

                                                280,000    Wal-Mart Stores Inc. . . . . . . . . . . . . . . . .      6,965,000
                                                                                                                   -----------
                                                                                                                    71,697,700
                                                                                                                   -----------

HOTELS & CASINOS            1.0%                618,500    Carnival Corp., Class A  . . . . . . . . . . . . . .     14,844,000
                                                                                                                   -----------

RECREATIONAL PRODUCTS       0.4%                257,500    Acclaim Entertainment Inc.*  . . . . . . . . . . . .      6,630,625
                                                                                                                   -----------
CONSUMER STAPLES           10.3%

ALCOHOL & TOBACCO           5.0%                293,600    Anheuser Busch Companies, Inc. . . . . . . . . . . .     18,313,300

                                                394,600    Philip Morris Companies Inc. . . . . . . . . . . . .     32,949,100

                                                710,100    RJR Nabisco Holdings Corp. . . . . . . . . . . . . .     22,989,488
                                                                                                                   -----------
                                                                                                                    74,251,888
                                                                                                                   -----------
FOOD & BEVERAGE             4.5%                245,600    Albertson's Inc. . . . . . . . . . . . . . . . . . .      8,381,100

                                                341,600    American Stores Co.  . . . . . . . . . . . . . . . .      9,692,900

                                                377,000    ConAgra Inc. . . . . . . . . . . . . . . . . . . . .     14,938,625

                                                250,500    General Mills, Inc.  . . . . . . . . . . . . . . . . .   13,965,375

                                                 81,200    Hershey Foods Corp.  . . . . . . . . . . . . . . . . .    5,227,250

                                                300,900    PepsiCo Inc. . . . . . . . . . . . . . . . . . . . . .   15,345,900
                                                                                                                   -----------
                                                                                                                    67,551,150
                                                                                                                   -----------
PACKAGE GOODS/COSMETICS     0.8%                164,600    Clorox Co. . . . . . . . . . . . . . . . . . . . . . .   11,748,325
                                                                                                                   -----------
HEALTH                     10.7%

BIOTECHNOLOGY               0.8%                200,000    Biogen Inc.* . . . . . . . . . . . . . . . . . . . . .   12,000,000
                                                                                                                   -----------
HOSPITAL MANAGEMENT         2.4%                735,500    Columbia/HCA Healthcare Corp.  . . . . . . . . . . . .   35,763,687
                                                                                                                   -----------
MEDICAL SUPPLY & SPECIALTY  1.2%                235,700    Becton, Dickinson & Co.  . . . . . . . . . . . . . .     14,819,637

                                                121,400    Bergen Brunswig Corp. "A". . . . . . . . . . . . . . .    2,594,925
                                                                                                                   -----------
                                                                                                                    17,414,562
                                                                                                                   -----------
PHARMACEUTICALS             6.3%                184,100    American Home Products Corp. . . . . . . . . . . . . .   15,625,487

                                                413,100    BioChem Pharma, Inc.*. . . . . . . . . . . . . . . . .   13,167,562

                                                281,500    Carter-Wallace Inc.  . . . . . . . . . . . . . . . . .    3,518,750

                                                159,900    Eli Lilly Co.  . . . . . . . . . . . . . . . . . . . .   14,371,013

                                                280,000    Merck & Co. Inc. . . . . . . . . . . . . . . . . . . .   15,680,000

                                                309,900    Schering-Plough Corp.  . . . . . . . . . . . . . . . .   15,959,850

                                                315,400    SmithKline Beecham PLC (ADR) . . . . . . . . . . . . .   15,967,125
                                                                                                                   -----------
                                                                                                                    94,289,787
                                                                                                                   -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCUDDER CAPITAL GROWTH FUND

                            % OF                                                                                    MARKET
                         PORTFOLIO              SHARES                                                             VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS              7.4%

CELLULAR TELEPHONE          0.6%                240,755    Associated Group, Inc. "A"*  . . . . . . . . . . . .      4,995,666

                                                178,455    Associated Group, Inc. "B"*  . . . . . . . . . . . .      3,702,941
                                                                                                                   -----------
                                                                                                                     8,698,607
                                                                                                                   -----------
TELEPHONE/COMMUNICATIONS    6.8%                540,500    American Telephone & Telegraph Co. . . . . . . . . .     35,537,875

                                                146,900    Bell Atlantic Corp.  . . . . . . . . . . . . . . . .      9,015,987

                                                302,200    Century Telephone Enterprises  . . . . . . . . . . .      9,179,325

                                                356,500    GTE Corp.  . . . . . . . . . . . . . . . . . . . . .     13,992,625

                                                553,000    MCI Communications Corp. . . . . . . . . . . . . . .     14,412,563

                                                282,500    Sprint Corp. . . . . . . . . . . . . . . . . . . . .      9,887,500

                                                383,000    Tele Danmark A/S (ADR) . . . . . . . . . . . . . . .      9,910,125
                                                                                                                   -----------
                                                                                                                   101,936,000
                                                                                                                   -----------
FINANCIAL                  16.3%

BANKS                       4.8%                123,600    BankAmerica Corp.  . . . . . . . . . . . . . . . . .      7,400,550

                                                363,900    Bankers Trust New York Corp. . . . . . . . . . . . .     25,563,975

                                                236,000    Citicorp . . . . . . . . . . . . . . . . . . . . . .     16,697,000

                                                238,600    Golden West Financial Corp.  . . . . . . . . . . . .     12,049,300

                                                342,100    PNC Bank Corp. . . . . . . . . . . . . . . . . . . .      9,536,038
                                                                                                                   -----------
                                                                                                                    71,246,863
                                                                                                                   -----------
INSURANCE                   8.2%                404,500    Aetna Life & Casualty Co.  . . . . . . . . . . . . .     29,680,187

                                                382,100    Allstate Corp. . . . . . . . . . . . . . . . . . . .     13,516,787

                                                222,900    American International Group, Inc. . . . . . . . . .     18,946,500

                                                262,500    EXEL, Ltd. . . . . . . . . . . . . . . . . . . . . .     15,257,813

                                                 99,000    General Re Corp. . . . . . . . . . . . . . . . . . .     14,949,000

                                                114,500    Liberty Corp.  . . . . . . . . . . . . . . . . . . .      3,721,250

                                                179,600    MBIA Inc.  . . . . . . . . . . . . . . . . . . . . .     12,661,800

                                                194,800    PMI Group, Inc.  . . . . . . . . . . . . . . . . . .      9,228,650

                                                 85,700    UNUM Corp. . . . . . . . . . . . . . . . . . . . . .      4,520,675
                                                                                                                   -----------
                                                                                                                   122,482,662
                                                                                                                   -----------
OTHER FINANCIAL COMPANIES   3.3%                205,200    Federal National Mortgage Association  . . . . . . .     21,238,200

                                                173,700    Salomon Inc. . . . . . . . . . . . . . . . . . . . .      6,644,025

                                                401,800    Student Loan Marketing Association . . . . . . . . .     21,697,200
                                                                                                                   -----------
                                                                                                                    49,579,425
                                                                                                                   -----------
MEDIA                       3.0%

BROADCASTING &
ENTERTAINMENT               1.8%                321,500    Time Warner Inc. . . . . . . . . . . . . . . . . . .     12,779,625

                                                288,174    Viacom Inc. "B"* . . . . . . . . . . . . . . . . . .     14,336,657
                                                                                                                   -----------
                                                                                                                    27,116,282
                                                                                                                   -----------
CABLE TELEVISION            0.8%                575,950    Comcast Corp. "A"  . . . . . . . . . . . . . . . . .     11,519,000
                                                                                                                   -----------
PRINT MEDIA                 0.4%                218,100    Times Mirror Co. "A" . . . . . . . . . . . . . . . .      6,270,375
                                                                                                                   -----------
SERVICE INDUSTRIES          3.3%

EDP SERVICES                1.1%                190,500    Automatic Data Processing, Inc.  . . . . . . . . . .     12,977,812


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INVESTMENT PORTFOLIO

                            % OF                                                                                    MARKET
                         PORTFOLIO              SHARES                                                             VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                                                 83,700    General Motors Corp. "E" . . . . . . . . . . . . . .      3,808,350
                                                                                                                   -----------
                                                                                                                    16,786,162
                                                                                                                   -----------
INVESTMENT                  0.7%                184,700    Franklin Resources Inc.  . . . . . . . . . . . . . .     10,643,337
                                                                                                                   -----------
MISCELLANEOUS CONSUMER
SERVICES                    1.0%                395,300    H & R Block Inc.   . . . . . . . . . . . . . . . . .     15,021,400
                                                                                                                   -----------
PRINTING/PUBLISHING         0.5%                144,700    Reuters Holdings PLC "B" (ADR) . . . . . . . . . . .      7,651,013
                                                                                                                   -----------
DURABLES                    5.8%

AEROSPACE                   5.0%                220,000    Aviall, Inc.   . . . . . . . . . . . . . . . . . . .      1,897,500

                                                336,000    Boeing Co.   . . . . . . . . . . . . . . . . . . . .     22,932,000

                                                326,700    Lockheed Martin Corp.  . . . . . . . . . . . . . . .     21,929,738

                                                792,000    Rohr Industries Inc.*  . . . . . . . . . . . . . . .     12,870,000

                                                172,600    United Technologies Corp.  . . . . . . . . . . . . .     15,253,525
                                                                                                                   -----------
                                                                                                                    74,882,763
                                                                                                                   -----------
AUTOMOBILES                 0.8%                256,300    General Motors Corp.   . . . . . . . . . . . . . . .     12,014,062
                                                                                                                   -----------
MANUFACTURING              11.0%

CHEMICALS                   3.2%                191,700    B.F. Goodrich Co., Inc.  . . . . . . . . . . . . . .     12,628,238

                                                183,300    Dow Chemical Co.   . . . . . . . . . . . . . . . . .     13,655,850

                                                108,800    E.I. du Pont de Nemours & Co.  . . . . . . . . . . .      7,480,000

                                                535,600    Praxair Inc.   . . . . . . . . . . . . . . . . . .  .    14,327,300
                                                                                                                   -----------
                                                                                                                    48,091,388
                                                                                                                   -----------
CONTAINERS & PAPER          2.9%                232,600    International Paper Co.  . . . . . . . . . . . . . .      9,769,200

                                                468,800    James River Corp. of Virginia  . . . . . . . . . . .     15,001,600

                                                278,600    Kimberly-Clark Corp.   . . . . . . . . . . . . . . .     18,701,025
                                                                                                                   -----------
                                                                                                                    43,471,825
                                                                                                                   -----------
DIVERSIFIED MANUFACTURING   3.2%                396,700    Canadian Pacific Ltd.  . . . . . . . . . . . . . . .      6,347,200

                                                289,300    General Electric Co. . . . . . . . . . . . . . . . .     18,442,875

                                                 83,500    Honeywell, Inc.  . . . . . . . . . . . . . . . . . .      3,580,063

                                                 59,700    Olin Corp. . . . . . . . . . . . . . . . . . . . . .      4,104,375

                                                142,000    Textron, Inc.  . . . . . . . . . . . . . . . . . . .      9,691,500

                                                104,550    Thermo Electron Corp.*   . . . . . . . . . . . . . .      4,848,506
                                                                                                                   -----------
                                                                                                                    47,014,519
                                                                                                                   -----------
ELECTRICAL PRODUCTS         0.9%                263,700    Philips NV (New York shares) . . . . . . . . . . . .     12,855,375
                                                                                                                   -----------
SPECIALTY CHEMICALS         0.8%                301,600    Betz Laboratories Inc. . . . . . . . . . . . . . . .     12,327,900
                                                                                                                   -----------
TECHNOLOGY                  4.3%

EDP PERIPHERALS             0.2%                222,900    Intergraph Corp.*  . . . . . . . . . . . . . . . . .      2,702,663
                                                                                                                   -----------
ELECTRONIC COMPONENTS/
DISTRIBUTORS                0.7%                120,000    AMP Inc. . . . . . . . . . . . . . . . . . . . . . .      4,620,000

                                                102,900    Avnet, Inc.  . . . . . . . . . . . . . . . . . . . .      5,312,212

                                                    118    Samsung Electronics Co., Ltd. (b)*   . . . . . . . .         28,128
                                                                                                                   -----------
                                                                                                                     9,960,340
                                                                                                                   -----------
ELECTRONIC DATA PROCESSING  1.9%                118,800    Compaq Computers Corp.*  . . . . . . . . . . . . . .      5,746,950


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCUDDER CAPITAL GROWTH FUND

                            % OF                                                                                    MARKET
                         PORTFOLIO              SHARES                                                             VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                                                160,000    Digital Equipment Corp.* . . . . . . . . . . . . . .      7,300,000

                                                 88,200    Hewlett-Packard Co.  . . . . . . . . . . . . . . . .      7,353,675

                                                 77,700    International Business Machines Corp.  . . . . . . .      7,332,938
                                                                                                                   -----------
                                                                                                                    27,733,563
                                                                                                                   -----------
MILITARY ELECTRONICS        0.7%                187,300    Loral Corp.  . . . . . . . . . . . . . . . . . . . .     10,676,100
                                                                                                                   -----------
OFFICE/PLANT AUTOMATION     0.6%                150,800    Cabletron Systems Inc.*  . . . . . . . . . . . . . .      9,933,950
                                                                                                                   -----------
PRECISION INSTRUMENTS       0.2%                103,500    Perkin-Elmer Corp. . . . . . . . . . . . . . . . . .      3,687,188
                                                                                                                   -----------
ENERGY                      8.0%

ENGINEERING                 0.4%                175,800    Foster Wheeler Corp. . . . . . . . . . . . . . . . .      6,218,925

                                                                                                                   -----------
OIL & GAS PRODUCTION        0.7%                230,500    Triton Energy Corp.  . . . . . . . . . . . . . . . .     11,150,438
                                                                                                                   -----------
OIL COMPANIES               5.4%                115,800    Amoco Corp.  . . . . . . . . . . . . . . . . . . . .      7,425,675

                                                200,000    Chevron Corp.  . . . . . . . . . . . . . . . . . . .      9,725,000

                                                392,600    Exxon Corp.  . . . . . . . . . . . . . . . . . . . .     28,365,350

                                                147,900    Mobil Corp.  . . . . . . . . . . . . . . . . . . . .     14,734,538

                                                 34,000    Royal Dutch Petroleum Co.  . . . . . . . . . . . . .      4,178,272

                                                 26,000    Royal Dutch Petroleum Co. (New York shares)  . . . .      3,191,500

                                                706,200    YPF SA "D" (ADR) . . . . . . . . . . . . . . . . . .     12,711,600
                                                                                                                   -----------
                                                                                                                    80,331,935
                                                                                                                   -----------
OIL/GAS TRANSMISSION        0.5%                214,400    Enron Corp.  . . . . . . . . . . . . . . . . . . . .      7,182,400
                                                                                                                   -----------
OILFIELD
  SERVICES/EQUIPMENT        1.0%                492,500    Baker Hughes, Inc.   . . . . . . . . . . . . . . . .     10,034,688

                                                 69,600    Schlumberger Ltd.  . . . . . . . . . . . . . . . . .      4,541,400
                                                                                                                   -----------
                                                                                                                    14,576,088
                                                                                                                   -----------
METALS & MINERALS           1.7%

STEEL & METALS                                  425,600    Freeport McMoRan Copper & Gold, Inc. "A" . . . . . .     10,906,000

                                                 27,500    Nucor Corp.  . . . . . . . . . . . . . . . . . . . .      1,230,625

                                                224,100    Reynolds Metals Co.  . . . . . . . . . . . . . . . .     12,941,775
                                                                                                                   -----------
                                                                                                                    25,078,400
                                                                                                                   -----------
CONSTRUCTION                0.6%

FOREST PRODUCTS                                 346,500    Louisiana-Pacific Corp.  . . . . . . . . . . . . . .      8,359,313
                                                                                                                   -----------
TRANSPORTATION              1.3%

AIRLINES                    0.4%                 86,000    AMR Corp.* . . . . . . . . . . . . . . . . . . . . .      6,202,750
                                                                                                                   -----------
RAILROADS                   0.9%                201,500    Consolidated Rail Corp.  . . . . . . . . . . . . . .     13,853,125
                                                                                                                   -----------
UTILITIES                   4.0%

ELECTRIC UTILITIES                            9,999,992    Companhia Energetica de Minas Gerais (pfd.)  . . . .        223,493

                                                386,200    Destec Energy Inc.*  . . . . . . . . . . . . . . . .      5,793,000

                                                120,000    Korea Electric Power Co. . . . . . . . . . . . . . .      4,514,449

                                                333,300    PacifiCorp . . . . . . . . . . . . . . . . . . . . .      6,332,700

                                              1,023,800    PowerGen PLC . . . . . . . . . . . . . . . . . . . .      8,920,810

                                                533,000    Public Service Co. of New Mexico*  . . . . . . . . .      8,727,875

                                                334,400    Southern Company . . . . . . . . . . . . . . . . . .      7,900,200

                                                120,000    TNP Enterprises Inc.   . . . . . . . . . . . . . . .      2,130,000

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INVESTMENT PORTFOLIO

                                                                                                                    MARKET
                                                SHARES                                                             VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
                                                171,100    Texas Utilities Co., Inc.  . . . . . . . . . . . . .        5,967,113

                                                319,700    Unicom Corp. . . . . . . . . . . . . . . . . . . . .        9,670,925
                                                                                                                   -------------
                                                                                                                      60,180,565
                                                                                                                   -------------
                                                           Total Common Stocks
                                                             (Cost $1,281,927,331)  . . . . . . . . . . . . . .    1,423,820,850
                                                                                                                   -------------
-------------------------------------------------------------------------------------------------------------------------------

                                                           Total Investment Portfolio -- 100.0%
                                                             (Cost $1,349,722,375) (a)  . . . . . . . . . . . .    1,493,849,553
                                                                                                                   -------------
                                                                                                                   -------------

(a)  The cost for federal income tax purposes was $1,352,520,012. At
     September 30, 1995, net unrealized appreciation for all securities based on tax cost was $141,329,541. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $155,503,056 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $14,173,515.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees. The cost of these securities at September 30, 1995 aggregated $12,935. See Note A of the Notes to Financial Statements.

*    Non-income producing security.


     At September 30, 1995, outstanding written call options were as follows (Note A):



                                  NUMBER OF    EXPIRATION    STRIKE     MARKET
                                  CONTRACTS       DATE       PRICE     VALUE ($)
                                  -----------------------------------------------
S&P 500 Index . . . . . . . .       1,000        Oct. 95      555       3,087,500
S&P 500 Index . . . . . . . .       2,000        Oct. 95      570       3,800,000
S&P 500 Index . . . . . . . .       2,000        Nov. 95      575       3,325,000
S&P 500 Index . . . . . . . .       1,000        Nov. 95      580       1,500,000
                                                                       ----------
Total outstanding written options (Premiums received $9,993,236). . .  11,712,500
                                                                       ----------
                                                                       ----------

     Transactions in written call options during the year ended September 30, 1995 were as follows:

                                                                    PREMIUMS
                                         NUMBER OF CONTRACTS      RECEIVED ($)
                                         --------------------------------------
Outstanding at
  September 30, 1994 . . . . . . . . .              --                   --
  Contracts written  . . . . . . . . .          24,000             26,479,814
  Contracts closed   . . . . . . . . .         (17,500)           (16,410,456)
  Contracts expired  . . . . . . . . .            (500)               (76,122)
                                         --------------------------------------
Outstanding at
  September 30, 1995 . . . . . . . . .           6,000              9,993,236
                                                 -----             ----------
                                                 -----             ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         SCUDDER CAPITAL GROWTH FUND
                            FINANCIAL STATEMENTS


                STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $1,349,722,375)
        (Note A).............................................                $ 1,493,849,553
Cash.........................................................                            371
Receivables:
        Investments sold.....................................                     81,545,920
        Dividends and interest...............................                      3,541,455
        Fund shares sold.....................................                        738,057
Other assets.................................................                          6,146
                                                                              --------------
                Total assets.................................                  1,579,681,502

LIABILITIES
Payables:

        Investments purchased................................  $74,367,439
        Fund shares redeemed.................................      558,202
        Accrued management fee (Note C)......................      824,204
        Other accrued expenses (Note C)......................      549,793
        Written options, at market (premiums
                received $9,993,236) (Note A)................   11,712,500
                                                               -----------
                Total liabilities............................                     88,012,138
                                                                              --------------
Net assets, at market value..................................                 $1,491,669,364
                                                                              --------------
                                                                              --------------
NET ASSETS
Net assets consist of:
        Unrealized appreciation (depreciation) on:
                Investments..................................                 $  144,127,178
                Written Options..............................                    (1,719,264)
                Foreign currency related transactions........                       (19,590)
        Accumulated net realized gain........................                    225,320,575
        Shares of beneficial interest........................                        650,789
        Additional paid-in capital...........................                  1,123,309,676
                                                                              --------------
Net assets, at market value..................................                 $1,491,669,364
                                                                              --------------
                                                                              --------------
Net asset value, offering and redemption price per
        share ($1,491,669,364 DIVIDED BY 65,078,938
        outstanding shares of beneficial interest,
$.01 par value, unlimited number of shares authorized).......                         $22.92
                                                                                      ------
                                                                                      ------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
16

                                                            FINANCIAL STATEMENTS

                            STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $295,631)........                  $ 18,582,279
Interest.....................................................                     3,107,159
                                                                               ------------
                                                                                 21,689,438
Expenses:
Management fee (Note C)......................................  $  9,118,015
Services to shareholders (Note C)............................     3,080,572
Custodian and accounting fees (Note C).......................       413,975
Trustees' fees (Note C)......................................        42,609
Reports to shareholders......................................       413,706
Auditing.....................................................        48,638
State registration...........................................        33,175
Legal........................................................        17,643
Other........................................................        72,858      13,241,191
                                                               ------------    ------------
Net investment income........................................                     8,448,247
                                                                               ------------
Net realized and unrealized gain (loss) on
        investment transactions
Net realized gain (loss) from:
        Investments..........................................   248,304,942
        Options..............................................   (15,247,243)
        Foreign currency related transactions................      (104,594)    232,953,105
                                                               ------------
Net unrealized appreciation (depreciation) during
        the period on:
        Investments..........................................    34,582,456
        Written Options......................................    (1,719,264)
        Foreign currency related transactions................       (19,590)     32,843,602
                                                               ------------    ------------
Net gain on investment transactions..........................                   265,796,707
                                                                               ------------
Net increase in net assets resulting from operations.........                  $274,244,954
                                                                               ------------
                                                                               ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SCUDDER CAPITAL GROWTH FUND


                     STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Years Ended September 30,
                                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS                                   1995            1994
--------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)................................   $   8,448,247   $   (1,586,189)
Net realized gain from investment transactions..............     232,953,105       82,893,794
Net unrealized appreciation (depreciation) on
        investment transactions during the period...........      32,843,602     (146,799,743)
                                                               -------------   --------------
Net increase (decrease) in net assets
        resulting from operations...........................     274,244,954      (65,492,138)
                                                               -------------   --------------
Distributions to shareholders from
        net realized gains ($.73 and $2.62
        per share, respectively)............................     (48,924,819)    (156,922,223)
                                                              --------------   --------------
Fund share transactions:
Proceeds from shares sold...................................     198,066,318      406,188,595
Net asset value of shares issued to
        shareholders in reinvestment of
        distributions.......................................      47,065,999      150,450,426
Cost of shares redeemed.....................................    (317,084,600)    (383,278,397)
                                                              --------------   --------------
Net increase (decrease) in net assets from
        Fund share transactions.............................     (71,952,283)     173,360,624
                                                              --------------   --------------
Increase (decrease) in net assets...........................     153,367,852      (49,053,737)
Net assets at beginning of period...........................   1,338,301,512    1,387,355,249
                                                              --------------   --------------
Net assets at end of period (including
        accumulated net investment loss of
        $59,464 in 1994)....................................  $1,491,669,364   $1,338,301,512
                                                              --------------   --------------
                                                              --------------   --------------
Other Information
Increase (decrease) in Fund shares
Shares outstanding at beginning of period...................      68,475,991       60,171,937
                                                              --------------   --------------
Shares sold.................................................       9,981,199       19,506,116
Shares issued to shareholders in reinvestment
        of distributions....................................       2,577,547        7,147,289
Shares redeemed.............................................     (15,955,799)     (18,349,351)
                                                              --------------   --------------
Net increase (decrease) in Fund shares......................      (3,397,053)       8,304,054
                                                              --------------   --------------
Shares outstanding at end of period.........................      65,078,938       68,475,991
                                                              --------------   --------------
                                                              --------------   --------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                            FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                        YEARS ENDED SEPTEMBER 30,
                                  -------------------------------------------------------------------------------------------------
                                   1995      1994     1993(b)    1992      1991      1990      1989      1988      1987      1986
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
   beginning of period . . . . .  $19.54    $23.06    $19.12    $19.30    $14.77    $22.30    $16.10    $20.41    $17.17    $15.35
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from investment
   operations:

      Net investment
        income (loss)  . . . . .     .13      (.02)      .06       .12       .20       .30(a)    .21       .09       .16       .26

      Net realized and
        unrealized gain (loss)
        on investment
        transactions . . . . . .    3.98      (.88)     5.23       .90      6.05     (6.22)     6.61     (1.82)     5.77      3.67
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
      Total from investment
        operations . . . . . . .    4.11      (.90)     5.29      1.02      6.25     (5.92)     6.82     (1.73)     5.93      3.93
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Less distributions from:

      Net investment
        income . . . . . . . . .     --        --       (.10)     (.22)     (.37)     (.16)     (.07)     (.20)     (.23)     (.23)

      Net realized gains
        on investment
        transactions . . . . . .    (.73)    (2.62)    (1.25)     (.98)    (1.35)    (1.45)     (.55)    (2.38)    (2.46)    (1.88)
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total distributions. . . . . . .    (.73)    (2.62)    (1.35)    (1.20)    (1.72)    (1.61)     (.62)    (2.58)    (2.69)    (2.11)
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
   end of period . . . . . . . .  $22.92    $19.54    $23.06    $19.12    $19.30    $14.77    $22.30    $16.10    $20.41    $17.17
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
                                  ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total Return (%) . . . . . . . .   21.96     (4.72)    28.83      5.61     45.85    (28.20)    44.05     (5.61)    39.03     28.46

Ratios and
Supplemental Data

Net assets, end of
   period ($ millions) . . . . .   1,492     1,338     1,387     1,054     1,058       712     1,013       491       583       414

Ratio of operating
   expenses to average
   net assets (%). . . . . . . .     .98       .97       .96       .98      1.04       .94       .88       .95       .88       .84

Ratio of net
   investment income
   (loss) to average
   net assets (%). . . . . . . .     .62      (.12)      .22       .57      1.24      1.56      1.22       .63       .86      1.50

Portfolio turnover
   rate (%). . . . . . . . . . .   153.6      75.8      92.2      92.4      93.2      87.9      55.7      48.5      58.2      55.8

(a) Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.

(b) Effective October 1, 1992, the Fund discontinued using equalization accounting.

SCUDDER CAPITAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

A.  SIGNIFICANT ACCOUNTING POLICIES

Scudder Capital Growth Fund (the "Fund") is a diversified series of Scudder Equity Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $28,128 (less than .01% of net assets) and have been noted in the investment portfolio as of September 30, 1995.

NOTES TO FINANCIAL STATEMENTS

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on other financial instruments as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's

SCUDDER CAPITAL GROWTH FUND

maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

NOTES TO FINANCIAL STATEMENTS

     (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

    (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to foreign denominated investments, investments in options, and deferral of certain losses for tax purposes. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ

SCUDDER CAPITAL GROWTH FUND

significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Original issue discounts and market discounts are accreted for both tax and financial reporting purposes.

B.  PURCHASES AND SALES OF SECURITIES

During the year ended September 30, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $2,042,293,094 and $2,182,986,483, respectively.

C.  RELATED PARTIES

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay to the Adviser a fee equal to an annual rate of approximately 0.75% of the first $500,000,000 of average daily net assets, 0.65% of the next $500,000,000 of such net assets and 0.60% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended September 30, 1995, the fee pursuant to the Agreement amounted to $9,118,015 which was equivalent to an annual effective rate of 0.67% of the Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $2,650,164 charged to the Fund by SSC for the year ended September 30, 1995, of which $292,229 is unpaid at September 30, 1995.

Effective October 18, 1994, Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended September 30, 1995, the amount charged to the Fund by SFAC aggregated $152,460, of which $28,581 is unpaid at September 30, 1995.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended September 30, 1995, Trustees' fees aggregated $42,609.

SCUDDER CAPITAL GROWTH FUND

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF SCUDDER EQUITY TRUST AND THE SHAREHOLDERS OF SCUDDER CAPITAL GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Capital Growth Fund, including the investment portfolio, as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Capital Growth Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

Boston, Massachusetts                            COOPERS & LYBRAND L.L.P.

November 6, 1995

                                                                 TAX INFORMATION

The Fund paid distributions of $.575 per share from long-term capital gains during its taxable year ended September 30, 1995. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $181,100,000 as capital gain dividends for the year ended September 30, 1995.

Pursuant to section 854 of the Internal Revenue Code, the Fund designates $15,681,157 as dividends eligible for the dividends received deduction for corporations for the year ended September 30, 1995.

                     (This page intentionally left blank.)

OFFICERS AND TRUSTEES

Daniel Pierce*
    President and Trustee
Paul Bancroft III
    Trustee; Venture Capitalist and Consultant
Thomas J. Devine
    Trustee; Consultant
David S. Lee*
    Vice President and Trustee
Douglas M. Loudon*
    Vice President and Trustee
Dr. Wilson Nolen
    Trustee; Consultant
Juris Padegs*
    Vice President and Trustee
Dr. Gordon Shillinglaw
    Trustee; Professor Emeritus of Accounting, Columbia University Graduate School of Business
Robert G. Stone, Jr.
    Trustee; Chairman of the Board and Director, Kirby Corporation
Robert W. Lear
    Honorary Trustee; Executive-in-Residence, Visiting Professor,
    Columbia University Graduate School of Business
Donald E. Hall*
    Vice President
Jerard K. Hartman*
    Vice President
Thomas W. Joseph*
    Vice President
Kathleen T. Millard*
    Vice President
Thomas F. McDonough*
    Vice President, Secretary and Assistant Treasurer
Pamela A. McGrath*
    Vice President and Treasurer
Edward J. O'Connell*
    Vice President and Assistant Treasurer
Kathryn L. Quirk*
    Vice President and Assistant Secretary
Coleen Downs Dinneen*
    Assistant Secretary
*Scudder, Stevens & Clark, Inc.


INVESTMENT PRODUCTS AND SERVICES

 The Scudder Family of Funds
-----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                 Tax Free Money Market+                                Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund

 Retirement Plans and Tax-Advantaged Investments
-----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)         Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans

 Closed-End Funds#
-----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.

 Institutional Cash Management
-----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
------------------------------------------------------------------------------------------------------------------

    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER

Account Service and Information
-------------------------------------------------------------------------------------------------------------
                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890

 Investment Information
-------------------------------------------------------------------------------------------------------------
                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105

 Please address all correspondence to
-------------------------------------------------------------------------------------------------------------
                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291

 Or stop by a Scudder Funds Center
-------------------------------------------------------------------------------------------------------------
                                         Many shareholders enjoy the personal,
                                         one-on-one service of the Scudder Funds
                                         Centers. Check for a Funds Center near
                                         you--they can be found in the following
                                         cities:

                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder Trea-      For information on Scudder
                                         surers Trust,(TM) an institutional    Institutional Funds,* funds
                                         cash management service for           designed to meet the broad
                                         corporations, non-profit organiza-    investment management
                                         tions and trusts that uses certain    and service needs of banks
                                         portfolios of Scudder Fund, Inc.*     and other institutions, call
                                         ($100,00 minimum), call               1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors

     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


Scudder
Value Fund

Annual Report
September 30, 1995


o For investors seeking long-term growth of capital through investment in undervalued equity securities.

o A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER VALUE FUND

CONTENTS

     2    In Brief
     3    Letter from the Fund's President
     4    Performance Update
     5    Portfolio Summary
     6    Portfolio Management Discussion
     9    Investment Portfolio
     14   Financial Statements
     17   Financial Highlights
     18   Notes to Financial Statements
     24   Report of Independent Accountants
     25   Tax Information
     25   Officers and Trustees
     26   Investment Products and Services
     27   How to Contact Scudder


IN BRIEF

     o Scudder Value Fund provided a 23.62% total return for the 12-month period ended September 30, 1995, aided by strong performance from many of its financial, healthcare, and technology holdings.

     o Declining interest rates, gains in corporate earnings, and strong investor demand for equity mutual funds propelled the U.S. stock market to new highs during the Fund's fiscal year.

     o The Fund's net assets nearly doubled during the year, from $35.1 million to $68.1 million, reflecting stock price appreciation and over 3,000 new shareholder accounts.

     o The Fund continues to employ a rigorous value-oriented approach to stock selection, emphasizing below-average price/earnings ratios combined with positive momentum in earnings revisions.

LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         Scudder Value Fund had a great year, with net assets nearly doubling from $35.1 to $68.1 million. This increase reflected a net cash inflow of $22 million and a strong stock market. Stock prices rallied sharply in 1995 after a lackluster 1994, propelled by a confluence of positive economic and market-related factors. Moreover, stock market corrections in this period have been few and unusually mild. Given this environment, we are pleased with the solid performance of Scudder Value Fund, which returned 23.62% for the fiscal year just ended.

         After such impressive stock market gains -- and given the late stage of the economic cycle -- some market correction would be natural. This might be precipitated by growing investor recognition that a mild slowdown in economic activity next year, resulting from the lack of corporate pricing power and a reduction in consumer spending, is likely. With its focus on undervalued securities, Scudder Value Fund should provide relatively strong returns in such an environment, because historically the Fund's investments have been less sensitive to earnings disappointments than stocks with higher multiples. Despite near-term uncertainties, it is important to keep in mind that the longer-term outlook for U.S. equities is favorable, characterized by low inflation, low interest rates, and strong profit growth.

         We would also like to take this opportunity to announce that on October 6, 1995, we introduced another value-oriented fund to the Scudder family of funds: Scudder Small Company Value Fund. The difference between this new fund and Scudder Value Fund is that its investment focus will be on small companies. Further, its investment approach will rely heavily on a proprietary quantitative discipline. For more information about Scudder Small Company Value Fund and other investment products and services, see page 26. If you have questions about Scudder Value Fund, please call a Scudder Investor Relations representative at 1-800-225-2470.
                               Sincerely,

                               /s/Daniel Pierce
                               Daniel Pierce
                               President,
                               Scudder Value Fund

Scudder Value Fund
Performance Update as of September 30, 1995
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Scudder Value Fund
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,362    23.62%    23.62%
Life of
Fund*     $14,043    40.43%    13.15%

S&P 500 Index
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,975    29.75%    29.75%
Life of
Fund*     $14,473    44.73%    14.43%

*The Fund commenced operations on December 31, 1992.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


Scudder Value Fund
Year            Amount
----------------------
12/92*         $10,000
3/93           $10,933
9/93           $11,150
3/94           $10,830
9/94           $11,360
3/95           $12,070
9/95           $14,043

S&P 500 Index
Year            Amount
----------------------
12/92*         $10,000
3/93           $10,437
9/93           $10,758
3/94           $10,590
9/94           $11,155
3/95           $12,239
9/95           $14,473

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.



-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended September 30

                       1993*    1994     1995
                     -------------------------
Net Asset Value...   $13.38   $13.08   $15.87
Income Dividends..       --      .11      .12
Capital Gains
Distributions.....       --      .43      .13
Fund Total
Return (%)........    11.50     1.88    23.62
Index Total
Return (%)........     7.56     3.68    29.75

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the average annual total return for the one year and life of Fund periods would have been lower.

Portfolio Summary as of September 30, 1995
---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------

Equity Securities       100%              The Fund's cash position was
                        ====              eliminated in the third quarter of
                                          1995, after months of strong inflows
                                          had built it up to nearly 20%.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------
Financial               21%
Manufacturing           14%
Technology              13%               The Fund's holdings in the
Energy                   9%               financial, technology, and
Communications           7%               healthcare sectors contributed
Health                   6%               greatly to the Fund's strong
Consumer Staples         6%               total return.
Consumer Discretionary   5%
Utilities                5%
Other                   14%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------
 1. Philips NV.
        Manufacturer of electrical equipment
 2. Sterling Software Inc.
        Computer software products
 3. Tele Danmark A/S
        Telecommunication services
 4. Intel Corp.
        Semiconductor memory circuits
 5. TRW Inc.
        Defense electronics, automotive parts and systems
 6. Destec Energy Inc.
        Non-utility producer of cogeneration and coal gasification power
 7. Philip Morris Companies Inc.
        Tobacco, food products and brewing
 8. Sara Lee Corp.
        Processed foods maker
 9. Allstate Corp.
        Property, liability and life insurance company
10. Acclaim Entertainment Inc.
        Developer of video game cartridges

The 36.4% gain in Destec Energy during the year was particularly gratifying, given its -54.5% return in fiscal 1994.

For more complete details about the Fund's Investment Portfolio, see page 9.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

         Thanks to declining interest rates, rising profits, and strong demand by mutual fund investors, U.S. stock returns exceeded virtually everyone's expectations during the 12 months ended September 30, 1995. For the 12-month period, Scudder Value Fund returned 23.62%, based on a $2.79 increase in net asset value to $15.87 at the end of September and $0.25 per share in income and capital gain distributions. This compares with a 29.75% total return for the unmanaged S&P 500 Index and 25.87% on average for the 550 growth funds tracked by Lipper Analytical Services.

         The average U.S. stock in the Fund was up 30% for the 12-month period. The difference between this return and the return for the total portfolio is explained by the Fund's cash position and the underperformance of some foreign holdings. We expect the impact of neither to be as significant going forward. For the year ended September 30, U.S. stocks outperformed foreign stocks in general by one of the largest margins ever. We believe that foreign stocks have some catching up to do and that the Fund's 18% position in foreign holdings will likely boost returns in the future. The Fund's cash position, as high as 20% of the portfolio during the period, reflected the fact that strong inflows doubled the Fund's size over the course of the fiscal year. Typically, we seek to use such flows to the Fund's advantage by adding to existing holdings during market dips. However, there were no significant roll-backs in the market during the period. The monthly string of advances through September without a meaningful decline was the longest in some forty years. It is unlikely we will experience a similar combination -- a doubling of the Fund's assets under management and such persistently higher markets -- in the near future.

                     Financial Stocks Provide Largest Gains

         As mentioned, the U.S. stocks in the Fund generally performed well, led by holdings in the financial sector, our most significant weighting. The Fund's sector emphasis contrasts with that of most growth-oriented funds, whose superior performance for the year was largely due to heavy exposure to the spectacularly performing technology sector. Financial companies may lack the excitement of the latest new software company, but the stock returns of the financial sector over the last 12 months were exciting -- up 42% on average. The performance of the Fund's financial stocks (21% of portfolio holdings as of September 30) supports an underlying tenet of our investment strategy: Strong returns can be produced by relatively staid companies if their stocks are sufficiently undervalued.

         Included among the better-performing financial stocks were Dean Witter, Discover and Co. and Student Loan Marketing Association (Sallie Mae). A year ago, Dean Witter, Discover shares were trading at seven times what the company was likely to earn in 1995, and Student Loan Marketing was under a cloud associated with losing market share to a government direct loan program. Dean Witter, Discover (up 50%) saw continued strength in both of its businesses this year: credit cards and brokerage. With proposals to limit government gaining steam in Congress, Sallie Mae shares appreciated 64% over the last year and still sell at only 12 times 1995's estimate.

         Drug stocks were also good performers during the period, and the Fund's most important pharmaceutical position, Eli Lilly, outperformed the group as a whole. Investors grew to appreciate the wisdom of the company's strategic alliances and restructurings as a means to focus on "disease management" versus merely treating symptoms.

         Technology was clearly the strongest-performing market group. Important contributors to the Fund in this area were Intel and Texas Instruments. Other outperforming holdings included airlines and utilities. Leading the Fund's utility holdings was the turnaround in Destec Energy, which was gratifying, given that it was one of the poorest performers last year. Lagging groups included the Fund's steel, auto-related, and non-U.S. holdings. Shares of steel stocks were reduced during the period due to declining earnings expectations. We believe the Fund's auto-related and foreign holdings still offer excellent value.
                            Looking Forward

         The Fund's primary selection tool is a rigorous valuation discipline. Stocks attractively ranked by our valuation model typically have below-average price/earnings ratios. A secondary criterion is the direction of earnings estimate revisions. A company must demonstrate that an improvement in earnings revisions is under way or clearly imminent before its stocks can pass our "directional" screen.

         Financial stocks, especially insurance stocks, continue to enjoy the best valuations among companies with positive earnings revisions. Despite strong performance this past year, the financial stocks held in the Fund are still selling at large P/E discounts to the market and have solid earnings prospects that are not solely dependent on falling interest rates.

         The technology sector is controversial in that while strong upward earnings revisions are occurring, stock prices reflect the sector's positive outlook. Our conservative valuation discipline dictates extreme selectivity. Technology is inherently a volatile group, and emotional selling could very well surface in the coming months, providing some buying opportunities for the Fund. For the time being, we are content with holdings such as Intel (at 12 times 1996 earnings) and IBM (at less than 8 times). These multiples appear to reflect more skepticism than enthusiasm.

         Some of the more recent additions to the Fund and their 1996 estimated earnings multiples are as follows:

                                    P/E (based on est. '96 EPS)

         Champion International         5x
         Royal Caribbean Cruises        9x
         Bergen Brunswig                11x
         Allstate                       9x

These multiples compare favorably with a P/E of 17x for the S&P 500 Index, based on our 1996 earnings estimates.

         Our outlook for a mild slowdown in economic activity may lead to some temporary stock market disappointment. However, we believe this Fund's value approach, which is reflected in a broad list of holdings with average- to above-average growth prospects and priced at modest relative valuations, positions the Fund well for such an environment.

         Sincerely,

         Your Portfolio Management Team

         /s/Donald E. Hall         /s/William J. Wallace
         Donald E. Hall            William J. Wallace


                Scudder Value Fund: A Team Approach to Investing

         Scudder Value Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

    Lead Portfolio Manager Donald E. Hall has had responsibility for Scudder Value Fund's day-to-day management since its inception in 1992. Don, who joined Scudder in 1982, has 12 years of experience in the value style of investing. William J. Wallace, Portfolio Manager, has been a member of Scudder Value Fund's team since 1992 and has 14 years of investment experience.

                                INVESTMENT PORTFOLIO as of September 30, 1995
--------------------------------------------------------------------------------

                                % of            Principal                                               Market
                             Portfolio         Amount ($)                                             Value ($)
-----------------------------------------------------------------------------------------------------------------
                                        -------------------------------------------------------------------------
                                0.6%            CONVERTIBLE BONDS
                                        -------------------------------------------------------------------------
MEDIA

Cable Television                                1,250,000  Rogers Communications Inc., LYON, 5/20/13
                                                            (Cost $499,855)........................       426,563
                                                                                                     ------------
                                        -------------------------------------------------------------------------
                                0.5%            CONVERTIBLE PREFERRED STOCKS
                                        -------------------------------------------------------------------------
                                                Shares
                                        -------------------------------------------------------------------------
FINANCIAL

Other Financial Companies                          12,200  California Federal Bank "A" Non#Cum. 7.75%
                                                            (Cost $ 253,627).......................       295,850
                                                                                                     ------------
                                        -------------------------------------------------------------------------
                               98.9%            COMMON STOCKS
                                        -------------------------------------------------------------------------
CONSUMER DISCRETIONARY          5.6%

Department & Chain Stores       1.7%               10,000  J.C. Penney Co., Inc. ..................       496,250
                                                   35,000  Price/Costco Inc.* .....................       599,375
                                                                                                     ------------
                                                                                                        1,095,625
                                                                                                     ------------
Hotels & Casinos                1.7%                9,100  Carnival Corp., Class A ................       218,400
                                                   36,300  Royal Caribbean Cruises Ltd. ...........       880,275
                                                                                                     ------------
                                                                                                        1,098,675
                                                                                                     ------------
Recreational Products           2.2%               57,600  Acclaim Entertainment Inc.* ............     1,483,200
                                                                                                     ------------
CONSUMER STAPLES                5.6%

Alcohol & Tobacco               2.7%               21,500  Philip Morris Companies Inc. ...........     1,795,250
                                                                                                     ------------
Food & Beverage                 2.9%               10,400  ConAgra Inc. ...........................       412,100
                                                   50,400  Sara Lee Corp. .........................     1,499,400
                                                                                                     ------------
                                                                                                        1,911,500
                                                                                                     ------------
HEALTH                          6.0%

Biotechnology                   0.2%                4,810  Guidant Corp. ..........................       140,692
                                                                                                     ------------
Hospital Management             0.8%               30,400  Tenet Healthcare Corp.* ................       528,200
                                                                                                     ------------
Medical Supply & Specialty      1.1%               33,900  Bergen Brunswig Corp. "A" ..............       724,612
                                                                                                     ------------
Pharmaceutical                  3.9%               10,000  Astra AB "A" (Free) ....................       358,428
                                                   26,700  BioChem Pharma, Inc.* ..................       851,062
                                                   12,422  Eli Lilly Co. ..........................     1,116,427
                                                    4,900  Schering#Plough Corp. ..................       252,350
                                                                                                     ------------
                                                                                                        2,578,267
                                                                                                     ------------



      The accompanying notes are an integral part of the financial statements.
                                                                         ---
                                                                          9

SCUDDER VALUE FUND
--------------------------------------------------------------------------------

                                % of                                                                    Market
                             Portfolio          Shares                                                Value ($)
----------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                  6.9%

Telephone/Communications                        48,100  Century Telephone Enterprises ...............  1,461,037
                                                13,600  Sprint Corp. ................................    476,000
                                                80,600  Tele Danmark A/S (ADR) ......................  2,085,525
                                                17,500  Telefonos de Mexico S.A. de C.V. "L" (ADR) ..    555,625
                                                                                                     -----------
                                                                                                       4,578,187
                                                                                                     -----------

FINANCIAL                      20.5%

Banks                           8.3%             6,000  BankAmerica Corp. ...........................    359,250
                                                 6,800  Bankers Trust New York Corp. ................    477,700
                                                12,000  Chemical Banking Corp. ......................    730,500
                                                 7,600  J.P. Morgan & Co., Inc. .....................    588,050
                                                25,300  Mellon Bank Corp. ...........................  1,129,013
                                                 9,200  NBD Bancorp, Inc. ...........................    351,900
                                                22,800  Norwest Corp. ...............................    746,700
                                                27,800  State Street Boston Corp. ...................  1,112,000
                                                                                                     -----------
                                                                                                       5,495,113
                                                                                                     -----------
Insurance                       8.9%            26,800  AMBAC Inc. ..................................  1,179,200
                                                42,100  Allstate Corp. ..............................  1,489,287
                                                 9,800  EXEL, Ltd. ..................................    569,625
                                                 2,300  MBIA Inc. ...................................    162,150
                                                41,200  PartnerRe Holdings Ltd. .....................  1,019,700
                                                27,400  UNUM Corp. ..................................  1,445,350
                                                                                                     -----------
                                                                                                       5,865,312
                                                                                                     -----------
Other Financial Companies       2.6%             9,400  Federal National Mortgage Association .......    972,900
                                                14,100  Student Loan Marketing Association ..........    761,400
                                                                                                     -----------
                                                                                                       1,734,300
                                                                                                     -----------
Real Estate                     0.7%            13,900  Meditrust SBI (REIT) ........................    481,288
                                                                                                     -----------
MEDIA                           0.2%

Cable Television                                13,909  Rogers Communications Inc. "B"* .............    137,129
                                                                                                     -----------
SERVICE INDUSTRIES              3.8%

Environmental Services          1.2%            87,600  Laidlaw Inc. Class B ........................    766,500
                                                                                                     -----------
Investment                      0.7%             7,900  Dean Witter, Discover & Co. .................    444,375
                                                                                                     -----------
Miscellaneous Consumer
Services                        0.4%             6,700  H & R Block Inc. ............................    254,600
                                                                                                     -----------
Printing/Publishing             1.5%            30,700  Deluxe Corp. ................................  1,016,937
                                                                                                     -----------
DURABLES                        4.5%

Aerospace                       1.6%             3,749  Lockheed Corp. ..............................    251,652
                                                                                                     -----------
                                                 8,800  United Technologies Corp. ...................    777,700
                                                                                                     -----------
                                                                                                       1,029,352
                                                                                                     -----------





      The accompanying notes are an integral part of the financial statements.
----
 10

                                                INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                % of                                                                    Market
                             Portfolio          Shares                                                 Value ($)
-----------------------------------------------------------------------------------------------------------------
Automobiles                     1.4%            2,000  Chrysler Corp. .............................       106,000
                                                7,600  Ford Motor Co. .............................       236,550
                                               12,700  Magna International, Inc. "A" ..............       573,088
                                                                                                      -----------
                                                                                                          915,638
                                                                                                      -----------
Tires                           1.5%           42,600  Cooper Tire & Rubber Co. ...................     1,033,050
                                                                                                      -----------
MANUFACTURING                  13.9%

Chemicals                       1.7%           23,100  Sigma#Aldrich Corp. ........................     1,120,350
                                                                                                      -----------
Containers & Paper              1.5%           18,500  Champion International Corp. ...............       996,687
                                                                                                      -----------
Diversified Manufacturing       3.4%           27,000  Canadian Pacific Ltd. ......................       431,936
                                               24,700  TRW Inc. ...................................     1,837,063
                                                                                                      -----------
                                                                                                        2,268,999
                                                                                                      -----------
Electrical Products             4.2%            8,600  Mabuchi Motor Co., Ltd. ....................       507,900
                                               46,800  Philips NV (New York shares) ...............     2,281,500
                                                                                                      -----------
                                                                                                        2,789,400
                                                                                                      -----------
Industrial Specialty            2.6%            1,000  Schindler Holdings AG (PC) .................       886,870
                                               78,800  Wandel & Goltermann Technologies, Inc.* ....       807,700
                                                                                                      -----------
                                                                                                        1,694,570
                                                                                                      -----------
Specialty Chemical              0.5%            7,900  Betz Laboratories Inc. .....................       322,912
                                                                                                      -----------
TECHNOLOGY                     13.3%

Computer Software               3.2%           46,400  Sterling Software Inc.* ....................     2,111,200
                                                                                                      -----------
EDP Peripherals                 1.3%           71,300  Intergraph Corp.* ..........................       864,513
                                                                                                      -----------
Electronic Data Processing      0.6%            4,300  International Business Machines Corp. ......       405,813
                                                                                                      -----------
Office/Plant Automation         2.0%           18,900  Cisco Systems, Inc.* .......................     1,304,100
                                                                                                      -----------
Semiconductors                  6.2%           21,800  Atmel Corp.* ...............................       735,750
                                               34,400  Intel Corp. ................................     2,068,300
                                               16,400  Texas Instruments Inc. .....................     1,309,950
                                                                                                      -----------
                                                                                                        4,114,000
                                                                                                      -----------
ENERGY                          8.7%

Engineering                     1.3%            7,400  VA Technologie AG ..........................       852,132
                                                                                                      -----------
Oil & Gas Production            0.5%            9,600  Imperial Oil Ltd. ..........................       357,600
                                                                                                      -----------
Oil Companies                   6.9%            5,300  Amoco Corp. ................................       339,862
                                                9,900  Exxon Corp. ................................       715,275
                                               12,900  Mobil Corp. ................................     1,285,163
                                               23,100  Repsol SA (ADR) ............................       733,425
                                               10,803  Total SA (ADR) .............................       325,440
                                               64,400  YPF SA "D" (ADR) ...........................     1,159,200
                                                                                                      -----------
                                                                                                        4,558,365
                                                                                                      -----------


      The accompanying notes are an integral part of the financial statements.
                                                                         ----
                                                                          11

SCUDDER VALUE FUND
--------------------------------------------------------------------------------

                                % of                                                                    Market
                             Portfolio          Shares                                                 Value ($)
-----------------------------------------------------------------------------------------------------------------
METALS & MINERALS               1.6%

Steel & Metals                                  23,500  Allegheny Ludlum Corp. .....................      478,812
                                                12,200  Nucor Corp. ................................      545,950
                                                                                                      -----------
                                                                                                        1,024,762
                                                                                                      -----------
CONSTRUCTION                    0.4%

Forest Products                                 11,900  Louisiana#Pacific Corp. ....................      287,088
                                                                                                      -----------
TRANSPORTATION                  3.3%

Airlines                        3.1%            10,700  AMR Corp.* .................................      771,738
                                                46,100  America West Airlines, Inc.* ...............      714,550
                                                17,500  ValueJet Airlines Inc.* ....................      570,938
                                                                                                      -----------
                                                                                                        2,057,226
                                                                                                      -----------
Marine Transportation           0.2%             5,800  Teekay Shipping Corp.* .....................      139,200
                                                                                                      -----------
UTILITIES                       4.6%

Electric Utilities                             121,700  Destec Energy Inc.* ........................    1,825,500
                                                25,200  Public Service Co. of New Mexico* ..........      412,650
                                                31,100  TNP Enterprises Inc. .......................      552,025
                                                 9,200  Unicom Corp. ...............................      278,300
                                                                                                      -----------
                                                                                                        3,068,475
                                                                                                      -----------
                                                        TOTAL COMMON STOCKS
                                                         (Cost $57,739,574) ........................   65,445,194
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------
                                                        TOTAL INVESTMENT PORTFOLIO # 100.0%
                                                         (Cost $58,493,056) (a) ....................   66,167,607
                                                                                                      ===========


(a) The cost for federal income tax purposes was $58,482,598. At September 30, 1995, net unrealized appreciation for all securities based on tax cost was $7,685,009. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $8,870,957 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of
    $1,185,948.

*   Non#income producing security.




      The accompanying notes are an integral part of the financial statements.
----
 12

                                                        INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
At September 30, 1995, outstanding written call options were as follows (Note A):
                                        NUMBER OF       EXPIRATION      STRIKE       MARKET
                                        CONTRACTS         DATE          PRICE       VALUE ($)
                                    ------------------------------------------------------------

        S&P 500 Index .............     200             Oct. 95         590         75,000
                                                                                    ------
    Total outstanding written options (Premiums received $91,897) ............      75,000
                                                                                    ======


Transactions in written call options during the year ended September 30, 1995 were:
                                                                                PREMIUMS
                                                NUMBER OF CONTRACTS             RECEIVED ($)
                                              -----------------------------------------------
    Outstanding at
        September 30, 1994 ..................           --                              --
        Contracts written ...................        1,825                       1,178,993
        Contracts expired ...................         (100)                        (15,224)
        Contracts closed  ...................       (1,265)                     (1,030,403)
        Contracts exercised .................         (260)                        (41,469)
                                              -----------------------------------------------
    Outstanding at
        September 30, 1995 ..................          200                          91,897
                                                       ===                          ======





      The accompanying notes are an integral part of the financial statements.
                                                                         ----
                                                                          13

SCUDDER VALUE FUND
FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
        ---------------------------------------------------
                STATEMENT OF ASSETS AND LIABILITIES
        ---------------------------------------------------

                SEPTEMBER 30, 1995
                ------------------------------------------------------------------------------------
                ASSETS
                Investments, at market (identified cost $58,493,056)
                    (Note A) ........................................                   $ 66,167,607
                Cash ................................................                            568
                Receivables:
                    Investments sold ................................                      7,649,738
                    Dividends and interest ..........................                         89,340
                    Fund shares sold ................................                         66,233
                Deferred organization expense (Note A) ..............                         24,853
                                                                                        ------------
                        Total assets ................................                     73,998,339

                LIABILITIES
                Payables:
                    Investments purchased ...........................      $  109,193
                    Fund shares redeemed ............................          55,283
                    Note payable (Note D) ...........................       5,592,000
                    Interest  payable on note (Note D) ..............           2,718
                    Accrued management fee (Note C) .................          31,923
                    Other accrued expenses (Note C) .................          57,810
                    Written options, at market (premiums
                        received $91,897) (Note A) ..................          75,000
                                                                          -----------
                        Total liabilities ...........................                      5,923,927
                                                                                        ------------
                Net assets, at market value .........................                   $ 68,074,412
                                                                                        ============
                NET ASSETS
                Net assets consist of:
                    Undistributed net investment income .............                   $    102,110
                    Unrealized appreciation on:
                        Investments .................................                      7,674,551
                        Options .....................................                         16,897
                    Accumulated net realized gain ...................                      2,557,715
                    Shares of beneficial interest ...................                         42,884
                    Additional paid#in capital ......................                     57,680,255
                                                                                        ------------
                Net assets, at market value .........................                   $ 68,074,412
                                                                                        ============
                NET ASSET VALUE, offering and redemption price per
                    share ($68,074,412 / 4,288,446 outstanding
                    shares of beneficial interest, $.01 par value,
                    unlimited number of shares authorized) .........                        $ 15.87
                                                                                            =======



      The accompanying notes are an integral part of the financial statements.
----
 14

                                                FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
--------------------------------------------------
        STATEMENT OF OPERATIONS
--------------------------------------------------

YEAR ENDED SEPTEMBER 30, 1995
--------------------------------------------------
INVESTMENT INCOME
Income:
Dividends .......................................               $ 1,010,746
Interest ........................................                   411,465
                                                                -----------
                                                                  1,422,211

Expenses:
Management fee (Note C) .........................   $  257,942
Services to shareholders (Note C) ...............      152,097
Custodian and accounting fees (Note C)...........       56,129
Trustees' fees (Note C) .........................       43,076
Reports to shareholders .........................       35,499
Registration ....................................       22,984
Auditing ........................................       26,258
Legal ...........................................       12,243
Amortization of organization expense (Note A) ...        8,932
Interest expense (Note D) .......................        2,718
Other ...........................................       13,064      630,942
                                                    -----------------------
Net investment income ...........................                   791,269
                                                               ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
    Investments .................................    3,810,528
    Options .....................................   (1,381,331)
    Futures .....................................      338,400    2,767,597
                                                    ----------
Net unrealized appreciation during the period on:
    Investments .................................    7,347,398
    Options .....................................       16,897    7,364,295
                                                    -----------------------
Net gain on investment transactions .............                10,131,892
                                                               ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS................................              $ 10,923,161
                                                               ============




      The accompanying notes are an integral part of the financial statements.
                                                                         ----
                                                                          15

SCUDDER VALUE FUND
-------------------------------------------------------------------------------
        ----------------------------------------------------
                STATEMENTS OF CHANGES IN NET ASSETS
        ----------------------------------------------------


                                                                YEARS ENDED SEPTEMBER 30,
                                                              -----------------------------
        INCREASE (DECREASE) IN NET ASSETS                           1995            1994
        -----------------------------------------------------------------------------------
        Operations:
        Net investment income ..............................  $    791,269      $    384,856
        Net realized gain from investment
            transactions ...................................     2,767,597           486,834
        Net unrealized appreciation (depreciation) on
            investment transactions during the period ......     7,364,295          (213,830)
                                                              ------------      ------------
        Net increase in net assets resulting from
            operations .....................................    10,923,161           657,860
                                                              ------------      ------------
        Distributions to shareholders from:
        Net investment income ($.12 and $.11
            per share, respectively) .......................      (309,372)         (271,039)
                                                              ------------      ------------
        Net realized gains ($.13 and $.43
            per share, respectively) .......................      (336,274)       (1,059,888)
                                                              ------------      ------------
        Fund share transactions:
        Proceeds from shares sold ..........................    48,559,462        17,585,449
        Net asset value of shares issued to
            shareholders in reinvestment of distributions ..       599,884         1,279,362
        Cost of shares redeemed ............................   (26,461,130)      (11,604,314)
                                                              ------------      ------------
        Net increase in net assets from Fund share
            transactions ...................................    22,698,216         7,260,497
        INCREASE IN NET ASSETS .............................    32,975,731         6,587,430
        Net assets at beginning of period ..................    35,098,681        28,511,251
        NET ASSETS AT END OF PERIOD (including
            undistributed net investment income of
            $102,110 and $314,180, respectively) ...........  $ 68,074,412      $ 35,098,681
                                                              ============      ============
        OTHER INFORMATION
        INCREASE (DECREASE) IN FUND SHARES
        Shares outstanding at beginning of period ..........     2,683,720         2,131,497
                                                              ------------      ------------
        Shares sold ........................................     3,327,977         1,354,224
        Shares issued to shareholders in
            reinvestment of distributions ..................        47,124            99,950
        Shares redeemed ....................................    (1,770,375)         (901,951)
                                                              ------------      ------------
        Net increase in Fund shares ........................     1,604,726           552,223
                                                              ------------      ------------
        Shares outstanding at end of period ................     4,288,446         2,683,720
                                                              ============      ============


      The accompanying notes are an integral part of the financial statements.
----
 16

                                                FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.


                                                                                                           FOR THE PERIOD
                                                                                                          DECEMBER 31, 1992
                                                                              YEARS ENDED SEPTEMBER 30,     (COMMENCEMENT
                                                                            ----------------------------   OF OPERATIONS) TO
                                                                                1995              1994    SEPTEMBER 30, 1993
                                                                            ----------------------------  -------------------
Net asset value, beginning of period ...................................        $13.08          $13.38          $12.00
                                                                                ------          ------          ------
Income from investment operations:
    Net investment income (a) ..........................................           .18             .13             .10
    Net realized and unrealized gain on investments ....................          2.86             .11            1.28
                                                                                ------          ------          ------
Total from investment operations .......................................          3.04             .24            1.38
                                                                                ------          ------          ------
Less distributions from:
    Net investment income ..............................................          (.12)           (.11)             --
    Net realized gains on investment transactions ......................          (.13)           (.43)             --
                                                                                ------          ------          ------
Total distributions ....................................................          (.25)           (.54)             --
                                                                                ------          ------          ------
Net asset value, end of period .........................................        $15.87          $13.08          $13.38
                                                                                ======          ======          ======
TOTAL RETURN (%) .......................................................         23.62            1.88           11.50**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .................................            68              35              29
Ratio of operating expenses, net to average daily net assets (%) (a) ...          1.25            1.25            1.25*
Ratio of net investment income to average daily net assets (%) .........          1.57            1.16            1.56*
Portfolio turnover rate (%) ............................................          98.2            74.6            60.8*
(a)   Reflects a per share amount of management fee and
       other fees not imposed ..........................................         $ .02          $  .04          $  .06
      Operating expense ratio including expenses
       reimbursed, management fee and other expenses
       not imposed (%) .................................................          1.44            1.61            2.16*

 * Annualized
** Not annualized


                                                                       ----
                                                                        17

SCUDDER VALUE FUND NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
        A.  SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------
        Scudder Value Fund (the "Fund") is a diversified series of Scudder
        Equity Trust    (the "Trust"). The Trust is organized as a
        Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

        SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

        Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

        All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.


----
 18

                                                NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund wrote call options on financial instruments as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into


                                                                         ----
                                                                          19

SCUDDER VALUE FUND
-------------------------------------------------------------------------------

        option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

        FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

        Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

        Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

        REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.



----
 20

                                                NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In addition, from November 1, 1994 through September 30, 1995, the Fund incurred approximately $136,302 of net long-term capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1996.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to deferral of certain losses for tax purposes. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes.


                                                                         ----
                                                                          21

SCUDDER VALUE FUND
--------------------------------------------------------------------------------

        B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
        During the year ended September 30, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $65,934,349 and $43,629,606, respectively.

        The aggregate face value of futures contracts opened and closed during the year ended September 30, 1995 was $14,768,600.

        C.  RELATED PARTIES
--------------------------------------------------------------------------------
        Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed not to impose all or a portion of its management fee until January 31, 1996 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. For the year ended September
        30, 1995, the Adviser did not impose a portion of its management fee amounting to $95,355, and the amount imposed amounted to $257,942.

        Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended September 30, 1995, the amount charged to the Fund by SSC aggregated $125,734, of which $14,964 is unpaid at September 30, 1995.

        Effective October 24, 1994, Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended September 30, 1995, the amount charged to the



----
 22

                                                NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Fund by SFAC aggregated $35,363, of which $6,250 is unpaid at September
30, 1995.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended September 30, 1995, Trustees' fees aggregated $43,076.

D.  SHORT-TERM DEBT
------------------------------------------------------------------------
During the year ended September 30, 1995, the Fund borrowed an amount from a bank at the existing prime rate. The arrangement with the bank allows the Fund to borrow a maximum amount based on the Fund's net asset value. Borrowings outstanding at the end of the period amounted to $5,592,000.

During the year ended September 30, 1995, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $5,592,000 with a weighted average interest rate of 8.75%. Interest expense for the year ended September 30, 1995 was $2,718 (less than $.01 per share).


                                                                    ----
                                                                     23

SCUDDER VALUE FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

        TO THE TRUSTEES OF SCUDDER EQUITY TRUST AND THE SHAREHOLDERS OF SCUDDER VALUE FUND:

        We have audited the accompanying statement of assets and liabilities of Scudder Value Fund, including the investment portfolio, as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 31, 1992 (commencement of operations) to September 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Value Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 31, 1992 (commencement of operations) to September 30, 1993, in conformity with generally accepted accounting principles.


        Boston, Massachusetts           COOPERS & LYBRAND L.L.P.

        November 3, 1995


----
 24

TAX INFORMATION

Pursuant to section 854 of the Internal Revenue Code, the Fund designates $780,043 as dividends eligible for the dividends received deduction for corporations for the year ended September 30, 1995.

OFFICERS AND TRUSTESS

Daniel Pierce*
    President and Trustee
Paul Bancroft III
    Trustee; Venture Capitalist and Consultant
Thomas J. Devine
    Trustee; Consultant
David S. Lee*
    Vice President and Trustee
Douglas M. Loudon*
    Vice President and Trustee
Dr. Wilson Nolen
    Trustee; Consultant
Juris Padegs*
    Vice President and Trustee
Dr. Gordon Shillinglaw
     Trustee; Professor Emeritus of Accounting, Columbia University Graduate School of Business
Robert G. Stone, Jr.
    Trustee; Chairman of the Board and Director, Kirby Corporation
Robert W. Lear
     Honorary Trustee; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business
Donald E. Hall*
    Vice President
Jerard K. Hartman*
    Vice President
Thomas W. Joseph*
    Vice President
Kathleen T. Millard*
    Vice President
Thomas F. McDonough*
    Vice President, Secretary and Assistant Treasurer
Pamela A. McGrath*
    Vice President and Treasurer
Edward J. O'Connell*
    Vice President and Assistant Treasurer
Kathryn L. Quirk*
    Vice President and Assistant Secretary
Coleen Downs Dinneen*
    Assistant Secretary


*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES


 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                Tax Free Money Market+                                 Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                Tax Free+                                              Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                Growth and Income                                      Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------
    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by
    Charter National Life Insurance Company and its affiliate, offered by
    Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by
    Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc.
    ($100,000 minimum), call 1-800-541-7703.

                                       26

HOW TO CONTACT SCUDDER

 Account Service and Information

 -------------------------------------------------------------------------------------------------------------

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your
                                         Scudder accounts; exchanges and
                                         redemptions; or information on any
                                         Scudder fund SCUDDER AUTOMATED
                                         INFORMATION LINE (SAIL) 1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------

                                         To receive information about the
                                         Scudder funds, for additional
                                         applications and prospectuses, or for
                                         investment questions SCUDDER INVESTOR
                                         RELATIONS 1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:
                                         Boca Raton                            New York
                                         Boston                                Portland, OR
                                         Chicago                               San Diego
                                         Cincinnati                            San Francisco
                                         Los Angeles                           Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder            For information on Scudder
                                         Treasurers Trust,(TM) an              Institutional Funds,* funds
                                         institutional cash management         designed to meet the broad
                                         service for corporations,             investment management and
                                         non-profit organizations and          service needs of banks and
                                         trusts that uses certain portfolios   other institutions, call
                                         of Scudder Fund, Inc.* ($100,000      1-800-854-8525.
                                         minimum), call 1-800-541-7703.

 -------------------------------------------------------------------------------------------------------------


    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors


    Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


    Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.